UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1027

Name of Registrant:	Vanguard World Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2005— August 31, 2006

Item 1:	Reports to Shareholders

Vanguard® U.S. Growth Fund

> Annual Report

August 31, 2006

>	Vanguard U.S. Growth Fund’s Investor Shares returned 1.9% and its Admiral
Shares returned 2.2% during the 2006 fiscal year. This performance was in line with the return of the fund’s average peer, but below the return of the benchmark index.

>	In a generally weak market for large-capitalization growth stocks, the fund produced a middling return for the period.

>	Strong performances by several of the fund’s top-ten holdings were offset by overall weak returns from health care and technology stocks.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Glossary	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2006
Total
Return
Vanguard U.S. Growth Fund
Investor Shares	1.9%
Admiral™ Shares[1]	2.2
Russell 1000 Growth Index	3.7
Average Large-Cap Growth Fund[2]	1.9
Dow Jones Wilshire 5000 Index	8.8

Your Fund’s Performance at a Glance
August 31, 2005–August 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$16.77	$17.06	$0.035	$0.000
Admiral Shares	43.47	44.24	0.178	0.000

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard U.S. Growth Fund returned 1.9% during the fiscal year ended August 31, 2006. The fund’s Admiral Shares returned 2.2%. While the fund’s returns were in line with that of the average peer fund, the fund lagged its index benchmark during the period. This underperformance was due primarily to poor returns from the fund’s concentrated holdings in the health care and information technology sectors.

Stocks climbed for much of the year, then began to waver

During the fiscal year, stocks climbed steadily through the first three quarters, before becoming increasingly volatile amid concerns over higher oil prices and fears that the U.S. economy was stalling. Indeed, the marked slowdown in the housing market in recent months suggests that the economy may have shifted into a lower gear.

The broad U.S. stock market gained 8.8% for the year, with small-capitalization stocks slightly outperforming their large-cap counterparts. As has been the case for the past several years, returns from international equities continued to outshine domestic stocks. For U.S.-based investors, a weaker dollar further boosted these returns when international gains were converted back into U.S. dollars.

2

Rising interest rates dampened bond returns

At its August 8, 2006, meeting, the Federal Reserve Board left its target for the federal funds rate unchanged, at 5.25%. This brought at least a temporary halt to the Fed’s two-year inflation-fighting campaign, which had been marked by 17 consecutive rate hikes.

The broad market for taxable U.S. bonds finished the one-year period with a modest return of 1.7%. Municipal bonds fared somewhat better. The yield curve remained essentially flat, with a very small difference between the yields of 3-month and 30-year U.S. Treasury issues, although yields rose modestly at both ends of the maturity spectrum.

The technology and health care sectors hindered the fund’s performance

In a weak market for large-cap growth stocks, Vanguard U.S. Growth Fund produced a middling return during the 2006 fiscal year. The fund’s return was on par with that of the average large-cap growth fund, but lagged the Russell 1000 Growth Index by almost 2 percentage points.

The information technology and health care sectors have always been important to the fund because those sectors include a high number of growth-oriented large-cap stocks. Although top-ten holdings such as Apple Computer, Google, and Caremark Rx excelled during the year, their positive returns were offset by negative ones from other top-ten firms such as Genentech and QUALCOMM.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	8.7%	11.5%	5.3%
Russell 2000 Index (Small-caps)	9.4	14.4	10.3
Dow Jones Wilshire 5000 Index (Entire market)	8.8	12.0	6.1
MSCI All Country World Index ex USA (International)	25.4	25.0	13.8

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	1.7%	4.0%	4.9%
Lehman Municipal Bond Index	3.0	5.1	5.0
Citigroup 3-Month Treasury Bill Index	4.3	2.5	2.2

CPI
Consumer Price Index	3.8%	3.4%	2.8%

3

The fund’s health care holdings were down –4% for the year, and its information technology stocks declined –2%. Since the fund overweighted these two sectors compared with its benchmark index, relative returns also suffered.

The portfolio also lacked some of the better-performing stocks in other market segments, particularly consumer staples and industrials. The fund’s underweighting of these sectors compared with its benchmark likewise hurt relative performance.

A bright spot for the fund was its significant exposure to the financials sector, which helped to offset losses elsewhere. The fund was weighted 15% in financials, compared with a 7% weighting for the benchmark sector; this paid off well, as the fund’s financial holdings returned 14% for the year.

The fund has been slow to recover from two punishing subpar years

Although the fund’s 2006 performance was fair, its long-term record remains subpar. The table below shows the fund’s average annual return for the ten years ended August 31, compared with the returns for the Russell 1000 Growth Index, the average large-cap growth fund, and the Dow Jones Wilshire 5000 Composite Index. In all cases, the fund’s results fell short by wide margins.

These disappointing returns are due principally to the fund’s disappointing results in fiscal years 2001 and 2002, especially among its tech stocks. With time and more consistent performance, we hope to close this gap. We remain confident in AllianceBernstein and William Blair & Company, the two investment advisory firms now charged with executing the fund’s strategy.

Total Returns
	Ten Years Ended August 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
U.S. Growth Fund Investor Shares	2.0%	$12,199
Russell 1000 Growth Index	5.9	17,759
Average Large-Cap Growth Fund	6.1	18,154
Dow Jones Wilshire 5000 Index	8.9	23,550

4

Ignoring today’s ups and downs can give you a long-term focus

Successful long-term investing doesn’t mean paying attention to today’s dramatic headlines, chasing yesterday’s performance, or trying to predict what tomorrow’s hot stocks will be. As we have counseled through the years, choosing and sticking with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to your unique circumstances can be critical to your portfolio’s long-term success.

Despite a mediocre showing in 2006, U.S. Growth Fund has performed respectably since its struggles of several years ago. However, the fund’s subpar record in fiscal 2001 and 2002, on the heels of the stock market’s late-1990’s high-tech boom, has value as an object lesson: Even though you may think your portfolio is positioned to excel no matter what the financial markets may bring, good times can—and often will—come to an unpredictable halt. Broad diversification can help you manage the level of risk in your portfolio to suit your investment goals and time horizon.

Vanguard U.S. Growth Fund provides exposure to fast-growing, larger U.S. companies, but a prudent, well-diversified plan also incorporates investments in other parts of the broader equities market.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 14, 2006

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Growth Fund
U.S. Growth Fund	0.58%	0.34%	1.46%

1 Fund expense ratios reflect the 12 months ended August 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

5

Advisors’ Report

During the fiscal year ended August 31, 2006, the Investor Shares of Vanguard U.S. Growth Fund returned 1.9% and the lower-cost Admiral Shares returned 2.2%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

The 12 months ended August 31, 2006, spanned a wide range of investor sentiment and contrasting equity market conditions. The period was characterized by volatile—though, on the whole, respectable—economic expansion. Commodity prices, most notably those for energy-related commodities, exhibited persistent strength. Nonetheless, measures of inflation, while rising, have remained at moderate levels, with recent measures of core CPI inflation rising 2.7% year-to-year, compared with increases of 2.2% for 2005 and 1.8% for 2004. Monetary policy was restrained throughout the period as the Federal Reserve Board extended to 17 the string

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	68	3,902	Uses a fundamentally based, research-driven approach to large-cap growth investing The advisor seeks. to build a diversified portfolio of successful, well- managed companies with
			sustainable competitive advantages and
			superior prospects for growth not fully reflected
			in relative valuation.
William Blair & Company, L.L.C.	30	1,764	Uses a fundamental investment approach in pursuit of superior long-term investment results from growth- oriented companies with leadership positions and strong market presence.
Cash Investments[1]	2	126	—
Total	100	5,792	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

of consecutive increases in the federal funds target rate that began in June 2004, for a total tightening of 425 basis points. Corporate profits have, if anything, exceeded expectations, with a number of companies continuing to exhibit impressive profit margins, cash flow, and overall balance sheet liquidity. To an extent, this has been reflected in rising dividend distributions and a record rate of share repurchase activity. Viewed in its totality, the past year has produced reasonable economic expansion and impressive corporate profits, yet investor sentiment has vacillated considerably over the period.

Following generally strong absolute and relative returns in 2005, we have been disappointed by the recent investment performance of a number of our holdings, particularly within the technology and health care sectors. In several instances this underperformance reflected disappointing company fundamentals and led us to eliminate the stock from the portfolio, but a number of holdings (including several of our largest commitments) underperformed despite continued robust earnings growth, favorable growth prospects, and upward revision of earnings estimates. In such cases we selectively increased our portfolio positions.

The ten largest holdings in our portion of the U.S. Growth Fund portfolio achieved average second-quarter earnings growth of 74%, with nine accelerating from first-quarter growth, and eight exceeding consensus estimates. Nonetheless, six of these stocks declined during the January 1 to June 30 period.

Starting from an extraordinarily inflated level six years ago, equity markets have since undergone a remarkable compression in valuation, often irrespective of the consistently strong earnings growth. With the pace of economic expansion likely to slow, we anticipate a deceleration in the rate of corporate profit growth. In this context, we anticipate that earnings growth, and its perceived sustainability, will likely become a stronger determinant of relative stock performance than has been the case over the past several years.

Although equity markets are at times volatile and inefficient, we believe that, over time, markets are efficient; stock prices ultimately reflect the fundamental success and earnings growth of underlying

7

companies. Accordingly, we seek companies that we believe have strong business franchises, sustainable competitive advantages, and superior growth prospects. Reflecting this, the current holdings in the Alliance-managed portion of Vanguard U.S. Growth Fund achieved 30% earnings growth in 2005, compared with 19% growth for the Russell 1000 Growth Index, the fund’s benchmark. While we have been disappointed with the investment performance in recent months, we are encouraged by the continued fundamental success of our portfolio companies.

William Blair & Company, L.L.C.

Portfolio Manager:

John F. Jostrand, CFA, Principal

For the one-year period ended August 31, 2006, domestic equity markets experienced gains across the board. Smaller-capitalization stocks continued their multiyear lead over their large-cap counterparts, but large-cap stocks began to close the gap in the spring. Value continues to outpace growth, as stocks in the energy and financials sectors generally achieved the strongest absolute returns during the year. These two sectors make up nearly 50% of the Russell 1000

Value Index, but represent just over 10% of the benchmark Russell 1000 Growth Index, which accounts for the primary return difference between the investment styles.

Our success during the one-year period largely reflected stock picking in the information technology and materials sectors. Stocks in the latter sector provided the strongest absolute returns for the period in both the benchmark index and the portfolio, with stock selection giving a relatively strong advantage to the portfolio.

Although information technology stocks were not among the strongest performers in the benchmark, the tech holdings in our portfolio did relatively well. Accenture, Taiwan Semiconductor Manufacturing, and Adobe Systems all contributed significantly to portfolio results. Energy continued to show strength during most of the year, and stock selection in the portfolio led to performance that again outpaced that of the index sector.

The market has experienced significant multiple compression over the last year. While many companies achieved their fundamental earnings targets during this period, stock prices fell as investors

8

indicated that valuations were too high. A few stocks in the portfolio suffered significant price depreciation due, in part, to revaluation. Examples include Dell and Bed Bath & Beyond.

Our fundamental approach continues to uncover quality growth opportunities regardless of sector or industry. That said, health care and information technology remain the most heavily weighted sectors in the portfolio. We have also found more growth opportunities in the financials sector during the year.

The sell-off of stocks in May and June repriced the market, bringing price/earnings multiples down. We think it likely that stocks will remain in the new valuation band for the next nine months to a year, until new or different information regarding market direction becomes apparent. The economic environment during the prior three calendar years provided an exceptional opportunity for strong earnings growth and historically high corporate profitability, resulting in little delineation between a mediocre company and a great one. But the market’s tenor is changing as growth rates decelerate and investors begin to adopt more conservative risk postures.

Given this environment, we believe conditions are favorable for high-quality growth investing to regain leadership in the stock market, and we continue to find investment ideas that fit within our quality growth framework. We remain overweighted in both the technology and health care sectors, largely at the expense of the consumer sectors, though we remain vigilant about continually assessing the risk–reward framework for individual companies within all sectors.

9

Fund Profile

As of August 31, 2006

Portfolio Characteristics
	Comparative		Broad
	Fund	Index[1]	Index[2]
Number of Stocks	72	681	4,971
Median Market Cap	$47.4B	$33.7B	$27.2B
Price/Earnings Ratio	21.7x	20.7x	16.9x
Price/Book Ratio	3.6x	3.9x	2.6x
Yield		1.2%	1.7%
Investor Shares	0.6%
Admiral Shares	0.8%
Return on Equity	17.9%	19.8%	15.5%
Earnings Growth Rate	17.3%	18.4%	15.3%
Foreign Holdings	8.0%	0.0%	1.0%
Turnover Rate	48%	—	—
Expense Ratio		—	—
Investor Shares	0.58%
Admiral Shares	0.34%
Short-Term Reserves	3%	—	—

Sector Diversification (% of portfolio)
	Comparative		Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8%	13%	12%
Consumer Staples	4	10	9
Energy	5	4	10
Financials	16	8	22
Health Care	23	19	12
Industrials	9	14	11
Information Technology	30	26	15
Materials	2	3	3
Telecommunication Services	0	1	3
Utilities	0	2	3
Short-Term Reserves	3%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.85
Beta	1.20	1.21

Ten Largest Holdings[4](% of total net assets)

The Goldman Sachs Group, Inc.	investment banking and brokerage	3.4%
Schlumberger Ltd.	oil and gas equipment and services	3.3
QUALCOMM Inc.	communications equipment	3.2
Apple Computer, Inc.	computer hardware	3.2
WellPoint Inc.	managed health care	3.2
Google Inc.	internet software and services	3.0
Genentech, Inc.	biotechnology	3.0
Caremark Rx, Inc.	health care services	3.0
Legg Mason Inc.	asset management and custody banks	2.8
Danaher Corp.	industrial machinery	2.7
Top Ten	30.8%

Investment Focus

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 27.

4“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1996–August 31, 2006

Initial Investment of $10,000

		Average Annual Total Returns		Final Value
		Periods Ended August 31, 2006		of a $10,000
	One Year	Five Years	Ten Years	Investment
U.S. Growth Fund Investor Shares	1.93%	–0.81%	2.01%	$12,199
Dow Jones Wilshire 5000 Index	8.76	6.14	8.94	23,550
Russell 1000 Growth Index	3.68	1.69	5.91	17,759
Average Large-Cap Growth Fund[1]	1.86	0.75	6.14	18,154

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[2]	Investment
U.S. Growth Fund Admiral Shares	2.16%	–0.61%	–1.98%	$90,374
Dow Jones Wilshire 5000 Index	8.76	6.14	5.11	128,629
Russell 1000 Growth Index	3.68	1.69	0.40	102,020

1 Derived from data provided by Lipper Inc.

2 August 13, 2001.

11

Fiscal-Year Total Returns (%): August 31, 1996–August 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	1/6/1959	5.12%	–3.57%	1.59%
Admiral Shares	8/13/2001	5.37	–2.29[1]	—

1 Return since inception.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

12

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (94.7%)[1]
Consumer Discretionary (7.7%)
* Kohl’s Corp.	1,744,004	109,018
* Comcast Corp. Class A	2,252,310	78,831
Lowe’s Cos., Inc.	2,546,966	68,921
NIKE, Inc. Class B	822,235	66,404
Marriott International,Inc. Class A	1,561,454	58,804
Johnson Controls, Inc.	481,165	34,610
Staples, Inc.	1,182,010	26,666
		443,254
Consumer Staples (4.2%)
The Procter & Gamble Co.	1,847,780	114,378
PepsiCo, Inc.	1,120,040	73,116
Walgreen Co.	727,600	35,987
Whole Foods Market, Inc.	334,400	17,931
		241,412
Energy (5.2%)
Schlumberger Ltd.	3,135,500	192,206
Baker Hughes, Inc.	636,500	45,306
Suncor Energy, Inc.	540,055	41,897
* Nabors Industries, Inc.	640,300	21,053
		300,462
Financials (15.5%)
The Goldman Sachs
Group, Inc.	1,317,650	195,869
Legg Mason Inc.	1,751,860	159,875
American International Group, Inc.	1,951,580	124,550
Citigroup, Inc.	2,089,830	103,133
JPMorgan Chase & Co.	2,123,650	96,966
Charles Schwab Corp.	4,094,995	66,789
Merrill Lynch & Co., Inc.	547,608	40,266
SLM Corp.	819,624	39,776
Capital One Financial Corp.	449,495	32,858
Franklin Resources Corp.	207,470	20,417
State Street Corp.	317,600	19,628
		900,127

		Market
		Value•
	Shares	($000)
Health Care (22.8%)
Biotechnology (6.7%)
* Genentech, Inc.	2,114,060	174,452
* Gilead Sciences, Inc.	2,043,350	129,548
* Amgen, Inc.	941,185	63,935
* MedImmune Inc.	677,235	18,719

Health Care Equipment & Supplies (2.6%)
* Alcon, Inc.	769,820	90,677
Medtronic, Inc.	840,256	39,408
C.R. Bard, Inc.	251,790	18,930

Health Care Providers & Services (8.1%)
* WellPoint Inc.	2,362,702	182,897
Caremark Rx, Inc.	2,988,515	173,155
UnitedHealth Group Inc.	2,198,421	114,208

Pharmaceuticals (5.4%)
Teva Pharmaceutical
Industries Ltd.
Sponsored ADR	4,172,500	145,036
Eli Lilly & Co.	1,598,770	89,419
Merck & Co., Inc.	1,395,500	56,588
Allergan, Inc.	221,370	25,360
		1,322,332
Industrials (8.6%)
Danaher Corp.	2,388,451	158,330
The Boeing Co.	1,244,500	93,213
General Electric Co.	1,552,800	52,888
Rockwell Collins, Inc.	971,730	50,948
United Technologies Corp.	720,200	45,164
Emerson Electric Co.	487,130	40,018
3M Co.	453,230	32,497
Rockwell Automation, Inc.	424,570	23,937
		496,995

13

		Market
		Value•
	Shares	($000)
Information Technology (28.8%)
Communications Equipment (6.1%)
QUALCOMM Inc.	4,926,635	185,586
Motorola, Inc.	2,919,730	68,263
* Cisco Systems, Inc.	3,023,798	66,493
* Corning, Inc.	1,573,665	34,998

Computers & Peripherals (5.5%)
* Apple Computer, Inc.	2,708,810	183,793
* Network Appliance, Inc.	2,325,230	79,616
* EMC Corp.	3,482,550	40,572
* Sun Microsystems, Inc.	3,429,100	17,111
Electronic Equipment & Instruments (0.5%)
Jabil Circuit, Inc.	1,073,440	28,800

Internet Software & Services (5.6%)
* Google Inc.	462,075	174,909
* Yahoo! Inc.	3,712,915	107,006
* eBay Inc.	1,506,590	41,974

IT Services (2.5%)
Infosys Technologies Ltd. ADR	1,666,810	74,756
Paychex, Inc.	1,936,056	69,524

Semiconductors & Semiconductor Equipment (6.8%)
* Advanced Micro
Devices, Inc.	4,860,550	121,465
* Broadcom Corp.	3,121,470	91,896
Taiwan Semiconductor Manufacturing Co.Ltd. ADR	5,649,840	52,600
* NVIDIA Corp.	1,651,800	48,084
Linear Technology Corp.	1,156,506	39,333
* Marvell Technology Group Ltd.	2,207,670	38,656

Software (1.8%)
^SAP AG ADR	1,190,200	56,820
* Adobe Systems, Inc.	1,543,035	50,056
		1,672,311
Materials (1.9%)
Praxair, Inc.	1,216,420	69,835
Monsanto Co.	853,480	40,489
		110,324
Exchange-Traded Fund (0.0%)
[2] Vanguard Growth ETF	3,100	166

Total Common Stocks
(Cost $4,830,108)		5,487,383

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (6.0%)[1]
Money Market Fund (5.6%)
[3] Vanguard Market
Liquidity Fund, 5.293%	265,590,484	265,590
[3] Vanguard Market
Liquidity Fund,
5.293%—Note G	56,500,000	56,500
		322,090

	Face
	Amount
	($000)
U.S. Agency Obligation (0.4%)
[4] Federal Home Loan Bank
[5] 5.382%, 9/29/06	23,900	23,806
Total Temporary Cash Investments
(Cost $345,892)		345,896
Total Investments (100.7%)
(Cost $5,176,000)		5,833,279
Other Assets and Liabilities (–0.7%)
Other Assets—Note C		49,113
Liabilities—Note G		(90,567)
		(41,454)
Net Assets (100%)		5,791,825

14

At August 31, 2006, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	12,009,277
Undistributed Net Investment Income	3,794
Accumulated Net Realized Losses	(6,882,220)
Unrealized Appreciation
Investment Securities	657,279
Futures Contracts	3,695
Net Assets	5,791,825

Investor Shares—Net Assets
Applicable to 265,595,712 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,529,961
Net Asset Value Per Share—
Investor Shares	$17.06

Admiral Shares—Net Assets
Applicable to 28,522,584 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,261,864
Net Asset Value Per Share—
Admiral Shares	$44.24

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 97.0% and 3.7%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $23,806,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

15

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends[1]	42,288
Interest[1]	13,508
Security Lending	17
Total Income	55,813
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,093
Performance Adjustment	1,180
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,445
Management and Administrative—Admiral Shares	1,815
Marketing and Distribution—Investor Shares	1,128
Marketing and Distribution—Admiral Shares	273
Custodian Fees	71
Auditing Fees	22
Shareholders’ Reports—Investor Shares	182
Shareholders’ Reports—Admiral Shares	3
Trustees’ Fees and Expenses	9
Total Expenses	32,221
Expenses Paid Indirectly—Note D	(604)
Net Expenses	31,617
Net Investment Income	24,196
Realized Net Gain (Loss)
Investment Securities Sold[1]	285,797
Futures Contracts	9,515
Realized Net Gain (Loss)	295,312
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(197,060)
Futures Contracts	(3,327)
Change in Unrealized Appreciation (Depreciation)	(200,387)
Net Increase (Decrease) in Net Assets Resulting from Operations	119,121

1 Dividend income, interest income and realized net gain (loss) from affiliated companies of the fund were $2,000, $12,394,000, and $0, respectively.

16

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	24,196	20,242
Realized Net Gain (Loss)	295,312	177,386
Change in Unrealized Appreciation (Depreciation)	(200,387)	760,390
Net Increase (Decrease) in Net Assets Resulting from Operations	119,121	958,018
Distributions
Net Investment Income
Investor Shares	(9,864)	(15,120)
Admiral Shares	(4,703)	(4,423)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(14,567)	(19,543)
Capital Share Transactions—Note H
Investor Shares	(415,210)	(1,455,206)
Admiral Shares	242,974	49,555
Net Increase (Decrease) from Capital Share Transactions	(172,236)	(1,405,651)
Total Increase (Decrease)	(67,682)	(467,176)
Net Assets
Beginning of Period	5,859,507	6,326,683
End of Period[1]	5,791,825	5,859,507

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,794,000 and ($5,835,000).

17

Financial Highlights

U.S. Growth Fund Investor Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.77	$14.39	$14.00	$12.92	$18.00
Investment Operations
Net Investment Income	.059	.040[1]	.028	.040	.031
Net Realized and Unrealized Gain (Loss)
on Investments	.266	2.385	.409	1.082	(5.075)
Total from Investment Operations	.325	2.425	.437	1.122	(5.044)
Distributions
Dividends from Net Investment Income	(.035)	(.045)	(.047)	(.042)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.035)	(.045)	(.047)	(.042)	(.036)
Net Asset Value, End of Period	$17.06	$16.77	$14.39	$14.00	$12.92

Total Return	1.93%	16.86%	3.11%	8.73%	–28.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,530	$4,848	$5,503	$5,892	$5,472
Ratio of Total Expenses to
Average Net Assets[2]	0.58%	0.55%	0.53%	0.55%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.34%	0.30%[1]	0.19%	0.32%	0.20%
Portfolio Turnover Rate	48%	38%	71%	47%	53%

1 Net investment income per share and the ratio of net investment income to average net assets include $.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.02%), (0.03%), (0.02%), and 0.00%.

18

U.S. Growth Fund Admiral Shares

For a Share Outstanding			Year Ended August 31,
Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$43.47	$37.29	$36.28	$33.46	$46.59
Investment Operations
Net Investment Income	.271	.226[1]	.147	.164	.168
Net Realized and Unrealized Gain (Loss)
on Investments	.677	6.163	1.052	2.811	(13.167)
Total from Investment Operations	.948	6.389	1.199	2.975	(12.999)
Distributions
Dividends from Net Investment Income	(.178)	(.209)	(.189)	(.155)	(.131)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.178)	(.209)	(.189)	(.155)	(.131)
Net Asset Value, End of Period	$44.24	$43.47	$37.29	$36.28	$33.46

Total Return	2.16%	17.16%	3.29%	8.95%	–27.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,262	$1,012	$824	$1,071	$1,069
Ratio of Total Expenses to
Average Net Assets[2]	0.34%	0.32%	0.32%	0.37%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.53%[1]	0.40%	0.50%	0.37%
Portfolio Turnover Rate	48%	38%	71%	47%	53%

1 Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Includes performance-based investment advisory fee increases (decreases) of 0.02%, (0.02%), (0.03%), (0.02%), and 0.00%. See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

20

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 1, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended August 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before an increase of $1,180,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $610,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.61% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2006, these arrangements reduced the fund’s expenses by $604,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2006, the fund had $20,280,000 of ordinary income available for distribution. The fund had available realized losses of $6,877,842,000 to offset future net capital gains of $3,318,368,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $123,651,000 through August 31, 2013.

21

At August 31, 2006, the cost of investment securities for tax purposes was $5,176,000,000. Net unrealized appreciation of investment securities for tax purposes was $657,279,000, consisting of unrealized gains of $816,088,000 on securities that had risen in value since their purchase and $158,809,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2006, the aggregate settlement value of open futures contracts expiring through December 2006 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	293	95,771	3,519
E-mini NASDAQ 100 Index	1,050	33,243	176

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended August 31, 2006, the fund purchased $2,798,630,000 of investment securities and sold $3,033,828,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at August 31, 2006, was $53,946,000, for which the fund received cash collateral of $56,500,000.

H. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	766,902	43,413	701,277	44,965
Issued in Lieu of Cash Distributions	9,625	531	14,787	918
Redeemed	(1,191,737)	(67,508)	(2,171,270)	(139,231)
Net Increase (Decrease)—Investor Shares	(415,210)	(23,564)	(1,455,206)	(93,348)
Admiral Shares
Issued	451,855	9,832	489,787	11,743
Issued in Lieu of Cash Distributions	4,305	92	4,233	102
Redeemed	(213,186)	(4,675)	(444,465)	(10,662)
Net Increase (Decrease)—Admiral Shares	242,974	5,249	49,555	1,183

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund's fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund's tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 12, 2006

Special 2006 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $14,567,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares
Periods Ended August 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.93%	–0.81%	2.01%
Returns After Taxes on Distributions	1.90	–0.87	0.91
Returns After Taxes on Distributions and Sale of Fund Shares	1.29	–0.71	1.58

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

2. Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2006	8/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$936.85	$2.73
Admiral Shares	1,000.00	937.69	1.56
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.38	$2.85
Admiral Shares	1,000.00	1,023.59	1.63

1.

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.56% for Investor Shares and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102006

Vanguard® International Growth Fund

> Annual Report

August 31, 2006

> Vanguard International Growth Fund’s Investor Shares posted a fiscal-year return of 24.8%. The fund’s result surpassed both that of its primary benchmark and the average return of its peers.

> The ongoing weakness of the dollar improved returns from foreign markets for U.S.-based investors.

> Strong stock selection, notably in financials and industrials, contributed to the fund’s success, as did its holdings in emerging markets.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2006
Total
Return
Vanguard International Growth Fund
Investor Shares	24.8%
Admiral™ Shares[1]	25.0
MSCI EAFE Index	24.3
Average International Fund[2]	22.3
MSCI All Country World Index ex USA	25.4

Your Fund’s Performance at a Glance August 31, 2005–August 31, 2006
			Distributions Per Share
	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains

Vanguard International Growth Fund

Investor Shares	$19.83	$23.97	$0.370	$0.315

Admiral Shares	63.15	76.36	1.288	1.002

1	A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard International Growth Fund posted a return of nearly 25% for the fiscal year ended August 31, 2006. The fund’s result surpassed that of its unmanaged benchmark index, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index. It also surpassed the average return of its international-fund peers.

For those who invest in the fund through a taxable account, page 28 shows after-tax returns. We expect the fund to make year-end distributions from net capital gains totaling about $1.60 per Investor Share and $5.10 per Admiral Share.

Gains in U.S. stocks were trumped by advances in international stocks

The broad U.S. stock market gained 8.8% during the fiscal year, with small-capitalization stocks slightly outperforming their large-cap counterparts. As has been the case for the past several years, returns from international equities continued to outshine those of domestic stocks. The MSCI All Country World Index ex USA returned 25.4%. Stocks in Japan, a market that has endured difficulties for more than 15 years, provided particularly noteworthy results. A weak dollar boosted returns for U.S.-based investors when international gains were converted back into U.S. dollars.

Rising interest rates dampened bond returns

At its August 8, 2006, meeting, the Federal Reserve Board left its target for the federal funds rate unchanged, at

2

5.25%. This brought at least a temporary halt to the Fed’s two-year inflation-fighting campaign, which had been marked by 17 consecutive rate hikes.

The broad market for taxable U.S. bonds finished the one-year period with a modest return of 1.7%. Municipal bonds fared somewhat better. The yield curve remained essentially flat, with a very small difference between the yields of 3-month and 30-year U.S. Treasury issues, although yields rose modestly at both ends of the maturity spectrum.

Strong international markets yielded excellent results

Global economic growth over the fiscal year powered the International Growth Fund’s performance. The fund enjoyed solid double-digit returns from nine of the ten industry sectors in which it invested; the lone exception was its small position in telecommunication services, which produced a slight loss.

The fund’s financials and industrials holdings were the leading contributors to its success over the period. In financials, the advisors, Schroder Investment Management North America and Baillie Gifford Overseas, identified investment opportunities in numerous countries, among them France, Brazil, Germany, and Ireland. A top-performing holding was Germany’s Deutsche Bank. The fund’s industrials stocks also fared very well, owing to strong capital expenditures globally, including investments in machinery and commercial services. South Korea’s Daewoo Shipbuilding and East Japan Railway were leaders in this sector.

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2006
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	25.4%	25.0%	13.8%
Russell 1000 Index (Large-caps)	8.7	11.5	5.3
Russell 2000 Index (Small-caps)	9.4	14.4	10.3
Dow Jones Wilshire 5000 Index (Entire market)	8.8	12.0	6.1

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	1.7%	4.0%	4.9%
Lehman Municipal Bond Index	3.0	5.1	5.0
Citigroup 3-Month Treasury Bill Index	4.3	2.5	2.2

CPI
Consumer Price Index	3.8%	3.4%	2.8%

3

As has been the case over the past few years, energy-related stocks boosted the fund’s performance. The advisors overweighted the sector, and several of the fund’s holdings, including British company BG and Brazil’s Petróleo Brasileiro, provided outstanding returns.

Although the advisors are concerned primarily with individual stocks and sectors, some of their country and regional allocations proved beneficial, particularly their commitment to emerging markets. Among the several developing countries in which fund holdings performed very well were South Korea, Indonesia, and Brazil. The fund’s benchmark does not include emerging markets, which have been among the best-performing international segments in the past few years. To fund their positions in emerging markets, the advisors underweighted stocks in both Europe and the Pacific region.

For more on your fund’s performance and the factors that influenced its advisors over the course of the year, see the Advisors’ Report on page 7.

Long-term results are a credit to the advisors’ management skills

The strength of international markets—most notably emerging markets—has been even more noteworthy than the resurgence of the U.S. equity market over the past few years. This period stands in contrast to the late 1990s, when international markets provided returns that were respectable, but far less stellar than those of surging U.S. stocks.

Total Returns
Ten Years Ended August 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
International Growth Fund Investor Shares	7.7%	$20,993
MSCI EAFE Index	7.1	19,824
Average International Fund	7.0	19,626
MSCI All Country World Index ex USA	7.9	21,332

4

The International Growth Fund’s ten-year performance has been very competitive when pitted against the results for its unmanaged benchmark and its peer group. The fund’s average annual gain of 7.7% over the decade ended August 31 was more than half a percentage point better than both. A hypothetical initial investment of $10,000 in the fund would have increased to $20,993 at the end of the ten years—more than double the original amount. That is $1,367 more than the $19,626 that would have resulted from an investment compounded at the peer group’s average return.

The fund’s solid results are a credit to the skills of the investment professionals who oversee it. Both Schroder Investment Management North America (which has been an advisor to the fund since its 1981 inception) and Baillie Gifford

Overseas (which joined as an advisor in 2003) have many years of experience in managing growth-oriented funds. Their time-tested investment techniques provide a diversity of thought that benefits you, the fund’s investors.

A cautionary note about the lure of international markets

The strong performance of international stocks, especially those from developing economies, has undoubtedly led many U.S. investors to send their money abroad in the past few years. Seeking diversification through an allocation to international equities makes sense, but a friendly reminder about the dangers of performance-chasing may be in order.

Investors need to resist the temptation to make short-term changes in their portfolio allocations, for international markets are

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	International
	Shares	Shares	Fund
International Growth Fund	0.55%	0.35%	1.65%

1	Fund expense ratios reflect the fiscal year ended August 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

5

prone to risks—currency, political, and geographic—that do not affect the U.S. market. Vanguard typically counsels that your commitment to international stocks represent no more than 20% of your total stock allocation. This allows you to benefit from the rewards of the international marketplace, while reducing the likelihood of being overexposed to risk. As part of your portfolio, the International Growth Fund can offer you a chance to take part in the innovation and progress of companies in nations around the world.

Thank you for your ongoing confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 14, 2006

6

Advisors’ Report

During the fiscal year ended

August 31, 2006, Vanguard International Growth Fund returned roughly 25%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of more than one advisor provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table on page 8. Each advisor has also prepared a description of the investment environment that existed during the 2006 fiscal year and of the portfolio’s positioning.

Schroder Investment Management

North America

Portfolio Managers:

Virginie Maisonneuve, CFA,

Executive Director

Matthew Dobbs, Executive Director

International equity markets performed well in the fiscal year, although there was a marked shift in investor sentiment in May. Before then, markets were driven by strong optimism about global growth. They were buoyed by high corporate liquidity, relatively low real interest rates, strong growth in China, and the resilience of U.S. consumers in the face of high energy prices. The industrial cycle continued to be supported by the need for capital expenditure in formerly neglected sectors such as oil and mining, as well as by demand for infrastructure development in emerging markets.

The performance of cyclical sectors—including materials, industrials, and financials—and of Japan and emerging markets contributed to the expansion. Mergers and acquisitions also supported share prices in a range of sectors and across most regions, as companies sought alternative uses for cash that was accumulating on their balance sheets.

In May, however, signs that inflationary pressures might be building triggered a shift in risk appetite. Many investors began to fear that the Federal Reserve Board might raise interest rates higher than necessary and, in doing so, increase the probability of crimping economic growth in the United States, which would in turn threaten growth around the world. Share prices were sent lower, especially in segments of the market that are commonly associated with higher growth and in sectors most exposed to a slowdown in the economy. From this point, the market was led by defensive sectors such as utilities, consumer staples, and health care.

We believe that global economic growth will slow over the next 12 to 18 months but do not foresee a recession, and our positioning of the portfolio could best be described as cautiously optimistic. Looking forward, we expect growth in the world’s gross domestic product to be about 3% in calendar 2007, compared with 3.7% in 2006. This anticipated slowdown would be mostly the result of a drag from the United States, where consumers are feeling the effects of the Fed’s previously steady increases in interest rates, along with decreasing property values and high

7

oil prices. Further interest rate increases in Japan and Europe will provide additional headwinds to growth, while the potential for continued tension in the Middle East will add volatility.

Strong corporate cash flows around the world are a positive factor, especially as they have not led companies to massively expand their production capacity, but instead have facilitated merger-and-acquisition activity. In addition, in the United States, the economic impact of a slowing housing market might increase the possibility of rising unemployment and, as a result, lead to the end of interest rate increases and provide some additional relief. These factors should serve as tailwinds to the global economy.

Within this environment, we have maintained an overweight exposure to areas of growth through our holdings in emerging markets (such as China Resources Enterprise and Satyam Computer Services), industrials (including Schneider Electric and East Japan Railway), and energy (such as Petróleo Brasileiro, BG, and Suncor Energy). At the same time, we are maintaining an overweighting in the defensively biased U.K. market and in consumer staples stocks (including Tesco, Alliance Boots, Groupe Danone, and L’Oreal). Our emerging markets holdings are being funded primarily through underweightings in continental Europe and the Pacific region.

We believe market leadership has shifted to favor quality growth investing. Equity

Vanguard International Growth Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	65	9,138	Equity analysts in 11 countries and an
Management North America Inc.			international team of global sector and regional
			specialists help to identify reasonably priced
			companies with strong growth prospects and
			a sustainable competitive advantage.
Baillie Gifford Overseas Ltd.	33	4,584	The advisor seeks stocks that can
			generate above-average growth in earnings
			and cash flow, producing a bottom-up, stock-
			driven approach to country and asset allocation.
			An in-depth view on each company is
			measured against the consensus view,
			leading to discrepancies and potential
			opportunities to add value.
Cash Investments[1]	2	250	—

1	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

8

valuations are relatively attractive, and in this context, we continue to focus on finding attractively priced quality growth companies. We continue to seek price anomalies and compelling investment opportunities as the markets adjust to an environment of slower growth.

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson, Deputy Chief

Investment Officer

The fund’s fiscal year was a joyous time for investors. World markets performed very well, and the benefits were fairly evenly spread; all of the major geographic regions produced returns above 20%. The only serious stumbling block was the telecommunications industry, where the ability of technology to vastly increase the amount of data and messages that can be transmitted had a painful effect on prices.

On the positive side, capital goods and raw materials stocks did especially well earlier in the period. However, steadier sectors such as real estate and utilities have caught up more recently, reflecting widespread profitability. This is something that merits careful attention: Things have rarely, if ever, gotten better than this. Our low exposure to financial businesses reflects our concern that returns in that industry are probably unsustainably high.

Our portfolio still has a heavy industrials bias; we are overweighted in capital goods, machinery, and semiconductors and software. At the same time, we are very underweighted in banks, insurance, utilities, telecommunications, and pharmaceuticals. Furthermore, we often prefer companies in emerging markets, especially in the energy sector.

These general characteristics have arisen from our analysis of individual companies and have not changed very much over the past 12 months. Our exposure to telecommunications stocks fell further, thanks to the sales of Vodafone and MTS, while our technology exposure grew with our purchases of Samsung, Taiwan Semiconductor, and Rakuten, and our addition to our SAP holdings. While these investments have yet to bear fruit, we think they were made at attractive valuations.

We have increased our exposure to emerging markets by making forays into India and Taiwan, and by adding to our investments in Russia and South Korea. Emerging markets now account for more than 19% of assets in our portfolio.

In recent months, investors have become concerned about inflation and growth. It seems misguided to worry about both, and we think their fears are probably excessive. The current high levels of corporate profitability do make us nervous, but we think that much of the improvement arises from changes in the global economy—the rapid development of some of the world’s largest countries, a huge supply of new labor, and the opening of new consumer markets. We believe this process has much further to go.

9

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	141	1,167	2,122
Turnover Rate	45%	—	—
Expense Ratio		—	—
Investor Shares	0.55%
Admiral Shares	0.35%
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	11%	11%	11%
Consumer Staples	11	8	8
Energy	10	9	10
Financials	26	27	27
Health Care	7	9	9
Industrials	15	10	10
Information Technology	8	9	9
Materials	4	7	7
Telecommunication
Services	4	5	5
Utilities	2	5	4
Short-Term Reserves	2%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.97
Beta	1.01	0.95

Ten Largest Holdings[4] (% of total net assets)

Royal Bank of
Scotland Group PLC	diversified banks	2.4%
Petróleo Brasileiro ADR	integrated
	oil and gas	2.1
Tesco PLC	food retail	2.0
BG Group PLC	integrated
	oil and gas	1.9
Rio Tinto PLC	diversified
	metals and mining	1.8
Roche Holdings AG	pharmaceuticals	1.8
SAP AG	application software	1.7
Deutsche Bank AG	diversified
	capital markets	1.7
Societe Generale Class A	diversified banks	1.6
Mitsubishi UFJ
Financial Group	diversified banks	1.6
Top Ten		18.6%

Allocation by Region (% of portfolio)

1	MSCI EAFE Index.
2	MSCI All Country World Index ex USA.
3	For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.

4 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Country Diversification (% of portfolio)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	26%	24%	20%
France	11	10	8
Switzerland	6	7	6
Germany	6	7	6
Sweden	3	2	2
Ireland	2	1	1
Spain	2	4	3
Netherlands	1	3	3
Italy	1	4	3
Belgium	1	1	1
Greece	1	1	1
Austria	0	1	0
Denmark	0	1	1
Finland	0	1	1
Norway	0	1	1
Subtotal	60%	68%	57%
Pacific
Japan	19%	24%	19%
Australia	2	5	4
Singapore	1	1	1
Hong Kong	1	2	1
Subtotal	23%	32%	25%
Emerging Markets
Brazil	4%	—	2%
South Korea	4	—	2
India	1	—	1
China	1	—	1
Russia	1	—	1
Taiwan	1	—	2
Indonesia	1	—	0
Mexico	0	—	1
South Africa	0	—	1
Subtotal	13%	—	11%
North America
Canada	2%	—	7%
Short-Term Reserves	2%	—	—
Total	100%	100%	100%

1	Country percentages exclude currency contracts held by the fund.
2	MSCI EAFE Index.
3	MSCI All Country World Index ex USA.

11

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1996–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2006			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Growth Fund Investor Shares[1]	24.79%	11.36%	7.70%	$20,993
MSCI All Country World Index ex USA	25.44	13.79	7.87	21,332
MSCI EAFE Index	24.28	11.82	7.08	19,824
Average International Fund[2]	22.33	10.57	6.98	19,626

	One Year	Five Years	Since Inception[3]	Final Value of a $100,000 Investment

International Growth Fund Admiral Shares[1]	25.03%	11.56%	11.01%	$169,431

MSCI All Country World Index ex USA	25.44	13.79	13.28	187,681

MSCI EAFE Index	24.28	11.82	11.35	172,113

1	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2	Derived from data provided by Lipper Inc.
3	August 13, 2001.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

12

Fiscal-Year Total Returns (%): August 31, 1996–August 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	9/30/1981	28.27%	9.39%	7.08%
Admiral Shares[1]	8/13/2001	28.52	10.52[2]	—

1	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2	Return since inception.

13

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.1%)[1]
Australia (2.4%)
^Macquarie
Infrastructure Group	31,397,896	75,296
BHP Billiton Ltd.	3,094,100	65,187
^Woolworths Ltd.	3,912,800	61,775
^Woodside Petroleum Ltd.	1,536,000	49,423
^Macquarie Bank Ltd.	546,000	26,940
^Foster’s Group Ltd.	5,900,000	26,789
^James Hardie
Industries NV	4,405,000	22,490
*^ Sydney Roads Group	10,465,965	8,272
		336,172
Belgium (0.8%)
KBC Bank &
Verzekerings Holding	1,000,000	107,609

Brazil (3.9%)
Petróleo Brasileiro ADR	1,947,000	174,568
Petróleo Brasileiro
Series A ADR	1,493,200	120,382
Unibanco-Uniao de
Bancos Brasileiros SA	13,570,000	98,893
Banco Itau Holding
Financeira SA ADR	3,108,600	94,626
Companhia Vale do Rio
Doce ADR	3,056,400	55,015
		543,484
Canada (1.4%)
Suncor Energy, Inc.	1,601,858	123,631
^Nova Chemicals Corp.	2,368,000	75,217
		198,848
China (1.0%)
^China Resources
Enterprise Ltd.	32,584,000	74,087
^CNOOC Ltd.	44,035,000	38,401
^China Mobile
(Hong Kong) Ltd.	4,030,000	27,102
		139,590
France (10.5%)
^Societe Generale Class A	1,399,000	225,775
^Suez SA	4,928,400	210,838
L’Oreal SA	1,741,400	182,186
Total SA	2,166,000	146,140
Essilor International SA	1,250,000	129,315
Schneider Electric SA	1,099,000	117,128
^Groupe Danone	846,000	116,316
AXA	2,772,222	103,021
^Sanofi-Aventis	622,500	55,860
^Renault SA	471,000	54,836
^Pernod Ricard SA	220,850	48,139
^Imerys SA	601,000	45,713
^Veolia Environnement	470,000	26,341
		1,461,608
Germany (5.8%)
SAP AG	1,257,400	239,999
Deutsche Bank AG	2,030,000	232,003
Siemens AG	964,802	81,812
Porsche AG	56,000	57,354
^Bayer AG	1,123,213	55,696
^Celesio AG	1,002,000	50,743
Bayerische Motoren
Werke AG	884,600	45,799
^Adidas AG	822,840	39,209
		802,615
Greece (0.8%)
National Bank of
Greece SA	2,556,335	105,501

Hong Kong (0.9%)
Jardine Matheson
Holdings Ltd.	2,708,400	47,669
Esprit Holdings Ltd.	5,500,000	45,669
^Hong Kong Exchanges &
Clearing Ltd.	4,790,000	32,480
		125,818

14

			Market
			Value•
		Shares	($000)
	India (1.3%)
*[2]	Satyam Computer
	Services Ltd.
	Warrants Exp. 10/13/10	3,956,000	69,535
	Infosys Technologies Ltd.
	ADR	1,392,000	62,431
*[2]	State Bank of India
	Warrants Exp. 1/28/09	2,711,000	54,833
			186,799
	Indonesia (0.5%)
	PT Telekomunikasi
	Indonesia Tbk	40,746,000	35,492
	PT Indonesian
	Satellite Corp. Tbk	71,158,500	34,499
			69,991
	Ireland (2.4%)
	Anglo Irish Bank Corp.
	PLC	9,124,000	150,718
	Allied Irish Banks PLC
	(U.K. Shares)	5,676,000	147,919
	Allied Irish Banks PLC	1,311,160	34,210
			332,847
	Israel (0.3%)
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	1,316,700	45,768

	Italy (1.3%)
	^San Paolo-IMI SpA	8,401,000	175,934

	Japan (18.3%)
	Mitsubishi UFJ
	Financial Group	16,273	220,964
	Orix Corp.	714,000	188,684
	Sumitomo Mitsui
	Financial Group, Inc.	14,800	166,141
	^Daikin Industries Ltd.	5,102,300	155,900
	Mitsui & Co., Ltd.	9,576,000	138,301
	East Japan Railway Co.	18,648	137,540
	T & D Holdings, Inc.	1,736,000	128,444
	Canon, Inc.	2,346,300	116,670
	^Toyota Motor Corp.	1,871,000	101,207
	Mitsubishi Corp.	4,514,000	91,462
* ^Jupiter Telecommunications
	Co., Ltd.	122,000	90,449
	Ricoh Co.	4,353,000	85,247
	^Takashimaya Co.	6,395,000	80,296
^	Ebara Corp.	19,283,000	76,987
	Hoya Corp.	2,046,000	74,135
	Japan Tobacco, Inc.	19,320	73,452
	^Nissan Motor Co., Ltd.	6,323,900	71,855
	Kao Corp.	2,335,000	62,221
	Sumitomo Realty &
	Development Co.	1,862,000	54,634
	^KDDI Corp.	7,867	51,762
^Asahi Glass Co., Ltd.	3,937,000	51,528
Yamada Denki Co., Ltd.	468,200	50,015
Mitsui Sumitomo
Insurance Co.	4,006,000	48,700
Sumitomo Heavy
Industries Ltd.	5,223,000	44,965
SMC Corp.	289,100	38,532
^Tokyu Corp.	5,775,000	38,304
^Rakuten, Inc.	79,355	34,250
^Nitto Denko Corp.	431,000	30,882
^JTEKT Corp.	1,547,000	30,732
Promise Co., Ltd.	571,000	25,504
		2,559,763
Mexico (0.3%)
America Movil SA de
CV Series L ADR	1,035,000	38,616

Netherlands (1.4%)
Reed Elsevier NV	5,292,000	84,960
Heineken Holding NV	1,471,074	58,940
SBM Offshore NV	1,912,039	52,331
		196,231
Russia (0.8%)
* OAO Gazprom-Sponsored
ADR	2,430,000	114,453

Singapore (1.1%)
Singapore
Telecommunications Ltd.	69,597,950	110,058
Capitaland Ltd.	14,530,000	43,903
		153,961
South Africa (0.3%)
Sasol Ltd.	1,213,037	42,164

South Korea (3.5%)
Daewoo
Shipbuilding & Marine
Engineering Co., Ltd.	5,551,120	171,074
2 Samsung Electronics
Co., Ltd. GDR	260,200	88,504
Samsung Electronics
Co., Ltd.	124,000	83,558
* LG. Philips LCD Co.,
Ltd. ADR	3,696,000	73,440
Hyundai Motor Co. Ltd.	855,000	71,900
		488,476
Spain (1.5%)
^Iberdrola SA	2,287,000	84,914
^Industria de Diseno
Textil SA	1,744,984	78,573
^Banco Popular Espanol SA	2,918,400	45,779
		209,266

15

		Market
		Value•
	Shares	($000)
Sweden (3.4%)
Atlas Copco AB A Shares	5,994,390	154,931
^Skandinaviska Enskilda
Banken AB A Shares	5,698,086	147,732
Telefonaktiebolaget LM
Ericsson AB Class B	20,879,815	69,740
^Sandvik AB	5,797,000	63,641
Svenska Handelsbanken
AB A Shares	1,693,670	44,269
		480,313
Switzerland (6.0%)
Roche Holdings AG	1,364,000	250,891
Novartis AG (Registered)	3,341,708	190,313
Nestle SA (Registered)	498,000	170,807
UBS AG	1,950,436	110,069
Cie. Financiere
Richemont AG	1,476,000	70,031
Geberit AG	43,418	50,432
		842,543
Taiwan (0.7%)
Hon Hai Precision
Industry Co., Ltd.	10,134,000	56,988
Taiwan Semiconductor
Manufacturing Co., Ltd.	26,654,090	47,156
		104,144
United Kingdom (25.5%)
Royal Bank of
Scotland Group PLC	9,754,400	330,539
Tesco PLC	39,689,000	284,947
BG Group PLC	19,827,000	258,991
Rio Tinto PLC	5,034,000	253,710
Vodafone Group PLC	87,753,750	189,991
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	5,155,000	177,607
Barclays PLC	12,843,000	160,748
AstraZeneca Group PLC	2,271,516	147,260
Alliance Boots PLC	9,903,000	145,239
Smith & Nephew PLC	15,963,000	138,330
WPP Group PLC	10,263,000	124,939
Signet Group PLC	55,440,000	112,040
Standard Chartered PLC	4,453,000	111,420
Rolls-Royce Group PLC	13,225,000	109,776
SABMiller PLC	5,268,561	103,687
Smiths Group PLC	6,022,000	98,500
Burberry Group PLC	10,742,000	97,791
Capita Group PLC	9,186,400	95,608
Prudential PLC	8,272,467	92,637
GUS PLC	4,602,639	85,416
Reckitt Benckiser PLC	1,880,000	77,981
Brambles Industries PLC	8,283,000	72,526
Carnival PLC	1,521,830	65,300
Wolseley PLC	2,523,000	54,889
Diageo PLC	3,042,334	54,180
Meggitt PLC	8,072,000	48,228
Imperial Tobacco
Group PLC	1,360,000	46,835
* Cairn Energy PLC	756,558	30,664
		3,569,779
Total Common Stocks
(Cost $10,181,524)		13,432,293
Temporary Cash Investments (7.7%)[1]
Money Market Fund (7.5%)
[3] Vanguard Market
Liquidity Fund, 5.293%	460,246,965	460,247
[3] Vanguard Market
Liquidity Fund,
5.293%—Note G	581,180,186	581,180
		1,041,427

	Face
	Amount
	($000)
U.S. Agency Obligations (0.2%)
[4] Federal Home Loan Bank
[5] 5.393%, 9/29/06	12,600	12,551
[4] Federal Home Loan Bank
[5] 5.377%, 9/29/06	12,400	12,351
		24,902
Total Temporary Cash Investments
(Cost $1,066,324)		1,066,329
Total Investments (103.8%)
(Cost $11,247,848)		14,498,622
Other Assets and Liabilities (–3.8%)
Other Assets—Note C		132,412
Security Lending Collateral
Payable to Brokers—Note G		(581,180)
Other Liabilities		(77,930)
		(526,698)
Net Assets (100%)		13,971,924

16

At August 31, 2006, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	9,538,242
Undistributed Net Investment Income	228,253
Accumulated Net Realized Gains	937,816
Unrealized Appreciation
Investment Securities	3,250,774
Futures Contracts	16,353
Foreign Currencies and
Forward Currency Contracts	486
Net Assets	13,971,924

Investor Shares—Net Assets
Applicable to 436,567,510 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	10,466,098
Net Asset Value Per Share—
Investor Shares	$23.97

Admiral Shares—Net Assets
Applicable to 45,911,203 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	3,505,826
Net Asset Value Per Share—
Admiral Shares	$76.36

•	See Note A in Notes to Financial Statements.

* Non-income-producing security.

^ Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1

The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.0% and 5.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

2

Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2006, the aggregate value of these securities was $212,872,000, representing 1.5% of net assets.

3	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4

The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5	Securities with a value of $24,902,000 have been segregated as initial margin for open futures contracts.
6	See Note E in Notes to Financial Statements for the tax-basis components of net assets. ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

17

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends[1]	347,474
Interest[2]	20,894
Security Lending	9,306
Total Income	377,674
Expenses
Investment Advisory Fees—Note B
Basic Fee	16,063
Performance Adjustment	(1,490)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	35,548
Admiral Shares	5,294
Marketing and Distribution
Investor Shares	1,976
Admiral Shares	572
Custodian Fees	3,490
Auditing Fees	31
Shareholders’ Reports
Investor Shares	281
Admiral Shares	5
Trustees’ Fees and Expenses	15
Total Expenses	61,785
Expenses Paid Indirectly—Note D	(1,118)
Net Expenses	60,667
Net Investment Income	317,007
Realized Net Gain (Loss)
Investment Securities Sold	1,138,696
Futures Contracts	50,567
Foreign Currencies and Forward Currency Contracts	(7,876)
Realized Net Gain (Loss)	1,181,387
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,134,259
Futures Contracts	(1,115)
Foreign Currencies and Forward Currency Contracts	4,311
Change in Unrealized Appreciation (Depreciation)	1,137,455
Net Increase (Decrease) in Net Assets Resulting from Operations	2,635,849

1	Dividends are net of foreign withholding taxes of $7,316,000.
2	Interest income from an affiliated company of the fund was $18,740,000.

18

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	317,007	181,705
Realized Net Gain (Loss)	1,181,387	835,460
Change in Unrealized Appreciation (Depreciation)	1,137,455	918,909
Net Increase (Decrease) in Net Assets Resulting from Operations	2,635,849	1,936,074
Distributions
Net Investment Income
Investor Shares	(151,413)	(132,990)
Admiral Shares	(48,917)	(26,782)
Realized Capital Gain[1]
Investor Shares	(128,906)	—
Admiral Shares	(38,055)	—
Total Distributions	(367,291)	(159,772)
Capital Share Transactions—Note H
Investor Shares	544,778	(91,001)
Admiral Shares	795,669	618,224
Net Increase (Decrease) from Capital Share Transactions	1,340,447	527,223
Total Increase (Decrease)	3,609,005	2,303,525
Net Assets
Beginning of Period	10,362,919	8,059,394
End of Period[2]	13,971,924	10,362,919

1	Includes fiscal 2006 short-term gain distributions totaling $43,463,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2	Net Assets–End of Period includes undistributed net investment income of $228,253,000 and $132,587,000.

19

Financial Highlights

International Growth Fund Investor Shares
	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.83	$16.33	$14.01	$12.97	$15.41
Investment Operations
Net Investment Income	.541	.341	.27	.19	.19
Net Realized and Unrealized Gain (Loss)
on Investments	4.284	3.474	2.26	1.03	(2.35)
Total from Investment Operations	4.825	3.815	2.53	1.22	(2.16)
Distributions
Dividends from Net Investment Income	(.370)	(.315)	(.21)	(.18)	(.24)
Distributions from Realized Capital Gains	(.315)	—	—	—	(.04)
Total Distributions	(.685)	(.315)	(.21)	(.18)	(.28)
Net Asset Value, End of Period	$23.97	$19.83	$16.33	$14.01	$12.97

Total Return[1]	24.79%	23.54%	18.14%	9.62%	–14.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,466	$8,182	$6,797	$5,458	$4,930
Ratio of Total Expenses to Average Net Assets[2]	0.55%	0.60%	0.63%	0.69%	0.67%
Ratio of Net Investment Income to
Average Net Assets	2.52%	1.89%	1.69%	1.57%	1.28%
Portfolio Turnover Rate	45%	48%	45%	59%	40%

1	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.01%, and 0.02%.

20

International Growth Fund Admiral Shares
	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$63.15	$51.96	$44.57	$41.27	$49.02
Investment Operations
Net Investment Income	1.861	1.222	.93	.681	.677
Net Realized and Unrealized Gain (Loss)
on Investments	13.639	11.063	7.21	3.264	(7.502)
Total from Investment Operations	15.500	12.285	8.14	3.945	(6.825)
Distributions
Dividends from Net Investment Income	(1.288)	(1.095)	(.75)	(.645)	(.795)
Distributions from Realized Capital Gains	(1.002)	—	—	—	(.130)
Total Distributions	(2.290)	(1.095)	(.75)	(.645)	(.925)
Net Asset Value, End of Period	$76.36	$63.15	$51.96	$44.57	$41.27

Total Return[1]	25.03%	23.84%	18.36%	9.80%	–14.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,506	$2,181	$1,262	$1,044	$895
Ratio of Total Expenses to
Average Net Assets[2]	0.35%	0.40%	0.45%	0.51%	0.54%
Ratio of Net Investment Income to
Average Net Assets	2.72%	2.07%	1.86%	1.76%	1.53%
Portfolio Turnover Rate	45%	48%	45%	59%	40%

1	Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.
2	Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.01%, and 0.02%. See accompanying Notes, which are an integral part of the Financial Statements.

21

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining exposure to European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

22

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2006, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $1,490,000 (0.01%) based on performance.

23

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $1,464,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.46% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2006, these arrangements reduced the fund’s management and administrative expenses by $1,116,000 and custodian fees by $2,000. The total expense reduction represented an effective annual rate of 0.01% of the fund’s average net assets.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized net foreign currency losses of $2,967,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation on the fund’s passive foreign investment company holdings at August 31, 2006, was $22,301,000, of which $648,000 has been distributed and is reflected in the balance of undistributed net income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $18,044,000 from undistributed net investment income, and $58,804,000 from accumulated net realized gains, to paid-in capital.

The fund used a capital loss carryforward of $25,164,000 to offset taxable capital gains realized during the year ended August 31, 2006, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at August 31, 2006, the fund had $463,159,000 of ordinary income and $744,640,000 of long-term capital gains available for distribution.

At August 31, 2006, the cost of investment securities for tax purposes was $11,270,149,000. Net unrealized appreciation of investment securities for tax purposes was $3,228,473,000, consisting of unrealized gains of $3,335,690,000 on securities that had risen in value since their purchase and $107,217,000 in unrealized losses on securities that had fallen in value since their purchase.

24

At August 31, 2006, the aggregate settlement value of open futures contracts expiring in September 2006 and the related unrealized appreciation (depreciation) were:

		($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	1,918	93,595	7,651
Topix Index	514	71,574	4,572
FTSE 100 Index	627	70,521	3,240
S&P ASX 200 Index	216	21,035	890

At August 31, 2006, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
9/20/2006	EUR	65,557	USD	83,994	902
9/20/2006	GBP	34,632	USD	65,888	1,915
9/13/2006	JPY	7,512,114	USD	64,121	(2,870)
9/20/2006	AUD	26,228	USD	20,023	616

AUD—Australian dollar.

EUR—Euro.

GBP—British pound.

JPY—Japanese yen.

USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency losses of $77,000 resulting from the translation of other assets and liabilities at August 31, 2006.

F. During the year ended August 31, 2006, the fund purchased $6,483,897,000 of investment securities and sold $5,321,869,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at August 31, 2006, was $551,958,000, for which the fund received cash collateral of $581,180,000.

25

H. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,259,984	101,241	1,362,143	73,790
Issued in Lieu of Cash Distributions	271,640	12,831	127,164	7,006
Redeemed[1]	(1,986,846)	(90,034)	(1,580,308)	(84,616)
Net Increase (Decrease)—Investor Shares	544,778	24,038	(91,001)	(3,820)
Admiral Shares
Issued	1,212,240	17,312	900,641	15,055
Issued in Lieu of Cash Distributions	78,427	1,165	23,476	407
Redeemed[1]	(494,998)	(7,108)	(305,893)	(5,213)
Net Increase (Decrease)—Admiral Shares	795,669	11,369	618,224	10,249

I. In June 2006, the Financial Accounting Standards Board issued interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

1	Net of redemption fees of $1,093,000 and $140,000 (fund totals).

26

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the “Fund”) at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 12, 2006

Special 2006 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $170,307,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $142,475,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $354,190,000 and foreign taxes paid of $6,716,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2006. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2007.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares[1]
Periods Ended August 31, 2006
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.79%	11.36%	7.70%
Returns After Taxes on Distributions	23.99	10.87	6.79
Returns After Taxes on Distributions and Sale of Fund Shares	16.55	9.66	6.27

1 Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2006	8/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,071.52	$2.82
Admiral Shares	1,000.00	1,072.92	1.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.48	$2.75
Admiral Shares	1,000.00	1,023.49	1.73

1

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.54% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table on the previous page are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% fee that applies to shares purchased on or after June 27, 2003, and held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

30

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	since 1999; Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) (since 2005);Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004; Provost
(2001-2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990-2004), Princeton University;
Director of Carnegie Corporation of New York since 2005 and of
Schuylkill River Development Corporation and Greater Philadelphia
Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State
   Tax-ExemptFunds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102006

Vanguard® FTSE Social Index Fund

> Annual Report

August 31, 2006

>

The Investor Shares of Vanguard FTSE Social Index Fund returned 7.2% during the 2006 fiscal year, while the Institutional Shares returned 7.4%. These results were in line with the return of the fund’s spliced target index and much stronger than the average return of its peer funds.

>

The broad U.S. stock market returned about 9% for the 12 months ended August 31. The market climbed on positive economic news for the first three quarters of the period but then came under pressure from rising energy prices and inflationary concerns.

>	The fund’s large allocation to financial stocks generated much of its gain. Its modest allocations to consumer staples, industrials, and telecommunication services stocks also proved beneficial.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	7
Performance Summary	8
Financial Statements	10
Your Fund’s After-Tax Returns	24
About Your Fund’s Expenses	25
Trustees Approve Advisory Arrangement	27
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2006
Total
Return
Vanguard FTSE Social Index Fund
Investor Shares	7.2%
Institutional Shares[1]	7.4
Spliced Social Index[2]	7.4
Average Large-Cap Growth Fund[3]	1.9
Dow Jones Wilshire 5000 Index	8.8

Your Fund’s Performance at a Glance
August 31, 2005–August 31, 2006
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$8.03	$8.51	$0.10	$0.00
Institutional Shares	8.04	8.52	0.11	0.00

1 This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.

2 The Spliced Social Index captures the performance of the Calvert Social Index through December 16, 2005, and the FTSE4Good US Select Index thereafter.

3 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard FTSE Social Index Fund returned slightly more than 7% during the fiscal year ended August 31, 2006. The fund closely tracked the performance of its target, which for this period was a spliced benchmark consisting of the Calvert Social Index through December 16, 2005, and the FTSE4Good US Select Index thereafter. The fund’s result was much better than the average return of large-cap growth funds.

If you hold shares of the fund in a taxable account, you may wish to review the report on after-tax returns on page 24.

Stocks climbed for much of the year, then began to waver

Stocks climbed steadily through the first three quarters of the fiscal year before becoming increasingly volatile amid concerns over higher oil prices and fears that the U.S. economy was stalling. Indeed, the marked slowdown in the housing market in recent months suggests that the economy may have shifted into a lower gear.

The broad U.S. stock market gained 8.8% for the year, with small-capitalization stocks slightly outperforming their large-cap counterparts. As has been the case for the past several years, returns from international equities continued to outshine domestic stocks. For U.S.-based investors,

2

a weaker dollar further boosted these returns when international gains were converted back into U.S. dollars.

Rising interest rates dampened bond returns

At its August 8, 2006, meeting, the Federal Reserve Board left its target for the federal funds rate unchanged, at 5.25%. This brought at least a temporary halt to the Fed’s two-year inflation-fighting campaign, which had been marked by 17 consecutive rate hikes.

The broad market for taxable U.S. bonds finished the one-year period with a modest return of 1.7%. Municipal bonds fared somewhat better. The yield curve remained essentially flat, with a very small difference between the yields of 3-month and 30-year U.S. Treasury issues, although yields rose modestly at both ends of the maturity spectrum.

Financial holdings were a key to the fund’s performance

Although its performance fell somewhat short of that of the broad U.S. stock market, Vanguard FTSE Social Index Fund successfully captured almost all the return of its target benchmark, which for this period consisted of spliced returns from two indexes. As many readers will recall, in December the fund changed its target from the Calvert Social Index to the FTSE4Good US Select Index. This

Market Barometer
		Average Annual Total Returns
		Periods Ended August 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	8.7%	11.5%	5.3%
Russell 2000 Index (Small-caps)	9.4	14.4	10.3
Dow Jones Wilshire 5000 Index (Entire market)	8.8	12.0	6.1
MSCI All Country World Index ex USA (International)	25.4	25.0	13.8

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	1.7%	4.0%	4.9%
Lehman Municipal Bond Index	3.0	5.1	5.0
Citigroup 3-Month Treasury Bill Index	4.3	2.5	2.2

CPI
Consumer Price Index	3.8%	3.4%	2.8%

3

change—and the subsequent renaming of the fund—did not alter the investment strategy or policy.

The FTSE4Good US Select Index is administered exclusively for Vanguard by the FTSE Group. The selection criteria for the index emphasize three main areas: preserving the environment, upholding and supporting human rights, and fostering a safe and healthy workplace. As of August 31, the index included more than 450 companies.

Because of its selection criteria, the index is apt to display a pronounced growth-stock orientation and have modest exposure to older manufacturing and materials industries, which often have difficulty complying with the index provider’s environmental mandates. The criteria also have led to sector weightings quite different from the proportions found in the broad U.S. stock market.

The financials sector typifies how the fund’s benchmark differs from the broad market in sector exposures. In the FTSE4Good US Select Index, the sector represented about 35% of overall capitalization at the end of the year. By contrast, in the broad market (as represented by the Dow Jones Wilshire 5000 Composite Index), the financials weighting checked in at 22 percent. For the fund, the higher weighting in financials was a boon in the fiscal period because of strong results from several subsectors—including investment banks (led by Goldman Sachs), commercial banks (Wells Fargo), and diversified financial services companies (JPMorgan Chase).

Smaller contributions to the overall result came from the consumer staples, industrials, and telecommunication services sectors. Among staples, Procter & Gamble and supermarket operator Kroger led the way. In industrials, Caterpillar and FedEx were the strongest contributors. In telecommunication services, merger partners AT&T and BellSouth turned in excellent results.

On the other hand, disappointing returns came from stocks in the consumer discretionary, health care, and information technology sectors, which together averaged more than 40% of the index’s capitalization. All three groups suffered overall declines, but fortunately these were relatively small. Consumer-related stocks were hurt by the performance of retailers and home builders, health care stocks by that of equipment makers and suppliers, and tech stocks by that of chipmakers.

4

The fund’s longer-term record reflects challenges of early years

Your fund began operation in May 2000, near the beginning of the three-year downturn that shook the U.S. stock market. That rocky start underlies the fund’s lifetime record: an average annual return of –1.7% over six-plus years. However, as you can see in the table below, the fund’s competitors suffered even more in the period.

As the table shows, the difference between the fund’s return and that of its spliced target has stayed quite small, which is a credit to the team of indexing experts in Vanguard’s Quantitative Equity Group. The team’s portfolio-construction and trading strategies have helped the fund closely track the performance of both its original benchmark and its new one, neither of which incurs the real-world expenses borne by the fund.

The fund’s longer-term record compares favorably with that of other large-cap growth mutual funds. A hypothetical initial investment of $10,000 in the fund would have been worth $8,986 on August 31, 2006; a similar investment that earned the average result for peer funds would have resulted in about $2,000 less.

Low costs are one of the key benefits of indexing. The fund’s low expense ratios allow it to pass along a larger share of its investment returns to you. You’ll find a closer look at your fund’s costs relative to those of its peer group below.

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Institutional	Large-Cap
	Shares	Shares	Growth Fund
FTSE Social Index Fund	0.25%	0.12%	1.46%

Total Returns
	May 31, 2000[2] through August 31, 2006
	Average	Final Value of a $10,000
	Annual Return	Initial Investment
FTSE Social Index Fund Investor Shares	–1.7%	$8,986
Spliced Social Index[3]	–1.6	9,064
Average Large-Cap Growth Fund	–5.6	6,957
Dow Jones Wilshire 5000 Index	1.5	10,999

1 Fund expense ratios reflect the 12 months ended August 31, 2006. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2005.

2 Fund inception. From May 8 until May 31, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from May 31, 2000, when the fund began to follow its investment strategy.

3 The Spliced Social Index captures the performance of the Calvert Social Index through December 16, 2005; the FTSE4Good US Select Index thereafter.

5

Indexing can help you keep your perspective

One of the most daunting elements of long-term investing is that no one can foresee the direction the financial markets will take. Our time-tested response to this uncertainty is to encourage investors to stick with a carefully considered, balanced portfolio of stock, bond, and money market funds suited to their unique circumstances. The temptation to change that mix can be great at times, but the danger is that you may jeopardize your long-term plan with a short-term reaction to market adversity.

Index funds can play an important role in helping to maintain your perspective no matter what happens with financial markets. With their consistent, diversified approach, these funds can help you capture much of the return of a relevant target index.

As Vanguard marks the 30th anniversary of the 500 Index Fund—which was launched on August 31, 1976, and was the first index fund offered to retail investors—we reaffirm our commitment to indexing as an investment strategy that can serve as the core of many investors’ portfolios. By enabling investors to earn a significant portion of a target benchmark’s return, index funds often fare considerably better than their actively managed counterparts.

For socially conscious investors seeking the benefits of a low-cost index portfolio, we believe the FTSE Social Index Fund is a sound choice.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 14, 2006

6

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	454	453	4,971
Median Market Cap	$27.7B	$23.1B	$27.2B
Price/Earnings Ratio	17.9x	18.3x	16.9x
Price/Book Ratio	2.6x	2.6x	2.6x
Yield		1.5%	1.7%
Investor Shares	1.4%
Institutional Shares	1.6%
Return on Equity	17.8%	18.3%	15.5%
Earnings Growth Rate	13.8%	14.3%	15.3%
Foreign Holdings	0.4%	0.4%	1.0%
Turnover Rate	51%	—	—
Expense Ratio		—	—
Investor Shares	0.25%
Institutional Shares	0.12%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14%	15%	12%
Consumer Staples	5	6	9
Energy	3	3	10
Financials	39	35	22
Health Care	17	18	12
Industrials	4	5	11
Information Technology	12	13	15
Materials	1	1	3
Telecommunication Services	5	4	3
Utilities	0	0	3

Volatility Measures[3]
	Fund Versus	Fund Versus
	Spliced Index[4]	Broad Index[2]
R-Squared	1.00	0.93
Beta	1.00	1.01

Ten Largest Holdings[5] (% of total net assets)

Bank of America Corp.	diversified financial services	3.6%
American International Group, Inc.	multi-line insurance	2.6
JPMorgan Chase & Co.	diversified financial services	2.4
AT&T Inc.	integrated telecommunication services	1.9
Wells Fargo & Co.	diversified banks	1.8
Intel Corp.	semiconductors	1.7
Merck & Co., Inc.	pharmaceuticals	1.4
Wachovia Corp.	diversified banks	1.4
Google Inc.	internet software and services	1.3
Amgen, Inc.	pharmaceuticals	1.2
Top Ten		19.3%

Investment Focus

1 FTSE4Good US Select Index.

2 Dow Jones Wilshire 5000 Index.

3 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

4 Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: May 31, 2000–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2006			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
FTSE Social Index Fund Investor Shares[2]	7.25%	3.46%	–1.70%	$8,986
Dow Jones Wilshire 5000 Index	8.76	6.14	1.54	10,999
Spliced Social Index[3]	7.44	3.71	–1.56	9,064
Average Large-Cap Growth Fund[4]	1.86	0.75	–5.64	6,957

			Final Value of
		Since	a $5,000,000
	One Year	Inception[1]	Investment
FTSE Social Index Fund Institutional Shares	7.37%	10.26%	$7,125,044
Dow Jones Wilshire 5000 Index	8.76	13.41	7,891,528
Spliced Social Index[3]	7.44	10.34	7,144,274

1 From May 8 until May 31, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Investor Shares returns are measured from May 31, 2000, when the fund began to follow its investment strategy. The inception date for Institutional Shares was January 14, 2003.

2 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

3 Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

4 Derived from data provided by Lipper Inc.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

8

Fiscal-Year Total Returns (%): May 31, 2000–August 31, 2006

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
Investor Shares[2]	5/31/2000[3]	8.22%	1.07%	–2.11%
Institutional Shares	1/14/2003	8.47	10.10[4]	—

1 Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

2 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

3 From May 8 until May 31, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from May 31, 2000, when the fund began to follow its investment strategy.

4 Return since inception.

9

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Consumer Discretionary (14.1%)
*	Comcast Corp. Class A	155,385	5,438
	Home Depot, Inc.	156,319	5,360
	The Walt Disney Co.	158,057	4,686
	McDonald’s Corp.	94,215	3,382
	Lowe’s Cos., Inc.	118,204	3,199
	Target Corp.	65,871	3,188
	News Corp., Class A	124,206	2,364
	Best Buy Co., Inc.	36,878	1,733
*	Kohl’s Corp.	25,930	1,621
	Federated Department Stores, Inc.	41,666	1,582
	The McGraw-Hill Cos., Inc.	27,051	1,512
	Carnival Corp.	35,910	1,505
*	DIRECTV Group, Inc.	72,271	1,358
*	Sears Holdings Corp.	9,158	1,320
	Staples, Inc.	54,937	1,239
	Clear Channel Communications, Inc.	40,799	1,185
	Marriott International, Inc. Class A	31,444	1,184
	News Corp., Class B	59,347	1,179
	Gannett Co., Inc.	18,122	1,030
	TJX Cos., Inc.	34,777	930
*	Coach, Inc.	29,030	876
	The Gap, Inc.	48,341	813
*	Office Depot, Inc.	21,657	798
	Limited Brands, Inc.	29,790	767
	Nordstrom, Inc.	20,457	764
	Hilton Hotels Corp.	29,027	739
*	Amazon.com, Inc.	23,595	727
*	IAC/InterActiveCorp	25,502	726
*	Bed Bath & Beyond, Inc.	21,293	718
	NTL Inc.	24,386	646
	Pulte Homes, Inc.	19,498	579
	Garmin Ltd.	12,300	575
	H & R Block, Inc.	24,801	522
	D. R. Horton, Inc.	23,394	513
	Centex Corp.	9,218	470

*	Univision Communications Inc.	13,440	464
*	Wyndham Worldwide Corp.	15,180	444
	Tribune Co.	13,959	436
	Royal Caribbean Cruises, Ltd.	11,891	434
	Lennar Corp. Class A	9,640	432
	Michaels Stores, Inc.	10,009	431
	Abercrombie & Fitch Co.	6,574	424
*^	Sirius Satellite Radio, Inc.	100,015	409
*	Liberty Global, Inc. Class A	17,103	404
*	Expedia, Inc.	24,543	401
	Cablevision Systems NY Group Class A	17,057	397
	Darden Restaurants Inc.	11,209	397
*	AutoZone Inc.	4,376	395
*	Mohawk Industries, Inc.	5,110	362
	Autoliv, Inc.	6,323	357
*	Lamar Advertising Co. Class A	6,591	345
	Tiffany & Co.	10,768	340
	American Eagle Outfitters, Inc.	8,496	328
	E.W. Scripps Co. Class A	7,180	326
	Circuit City Stores, Inc.	13,457	318
	Family Dollar Stores, Inc.	11,792	302
	KB Home	7,038	301
*	Discovery Holding Co. Class A	20,328	285
	Foot Locker, Inc.	11,777	284
	PETsMART, Inc.	10,673	268
	Ross Stores, Inc.	10,815	265
	Williams-Sonoma, Inc.	8,669	255
*	Chico’s FAS, Inc.	13,628	251
	ServiceMaster Co.	21,732	250
	Brinker International, Inc.	6,432	247
	New York Times Co. Class A	10,813	244
*	AutoNation, Inc.	12,078	235
*	Toll Brothers, Inc.	8,878	235
*	NVR, Inc.	454	233
	Dollar General Corp.	18,040	232
*	Dollar Tree Stores, Inc.	7,974	229
	OfficeMax, Inc.	5,283	219

10

			Market
			Value•
		Shares	($000)
*	XM Satellite
	Radio Holdings, Inc.	15,243	198
	RadioShack Corp.	10,126	183
	OSI Restaurant Partners, Inc.	5,700	177
	Weight Watchers International, Inc.	3,938	167
*	Getty Images, Inc.	3,494	159
*	Urban Outfitters, Inc.	9,321	146
*	Career Education Corp.	7,317	140
	Washington Post Co. Class B	174	134
	Dow Jones & Co., Inc.	3,510	126
*	Comcast Corp. Special Class A	2,976	104
*	Live Nation	4,687	98
	Westwood One, Inc.	4,505	33
			69,072
Consumer Staples (4.7%)
	Walgreen Co.	76,391	3,778
	Colgate-Palmolive Co.	39,199	2,346
	CVS Corp.	61,819	2,074
	Costco Wholesale Corp.	35,554	1,664
	General Mills, Inc.	26,867	1,457
	The Kroger Co.	55,144	1,313
	Kellogg Co.	22,319	1,132
	Safeway, Inc.	33,720	1,043
	Avon Products, Inc.	34,006	976
	Sara Lee Corp.	57,396	955
	Campbell Soup Co.	23,432	880
	The Hershey Co.	13,640	736
	Coca-Cola Enterprises, Inc.	26,671	595
	Whole Foods Market, Inc.	10,502	563
	Wm. Wrigley Jr. Co.	10,965	509
	The Pepsi Bottling Group, Inc.	13,347	467
	SuperValu Inc.	15,200	434
*	Dean Foods Co.	10,304	408
	McCormick & Co., Inc.	9,014	328
*	Energizer Holdings, Inc.	4,637	310
	Hormel Foods Corp.	7,788	285
	Estee Lauder Cos. Class A	7,134	263
	Alberto-Culver Co. Class B	5,237	258
	PepsiAmericas, Inc.	7,359	169
	Del Monte Foods Co.	14,845	165
	Wm. Wrigley Jr. Co. Class B	2,416	112
			23,220
Energy (2.9%)
	Schlumberger Ltd.	89,006	5,456
	Apache Corp.	24,825	1,621
	XTO Energy, Inc.	27,262	1,248
	Peabody Energy Corp.	19,996	881
*	Nabors Industries, Inc.	23,456	771
	Sunoco, Inc.	10,038	722
	Smith International, Inc.	16,068	674
*	Ultra Petroleum Corp.	11,708	581
	CONSOL Energy, Inc.	14,030	512
*	Newfield Exploration Co.	9,721	420
	Pioneer Natural Resources Co.	9,714	405
	Patterson-UTI Energy, Inc.	12,896	353

	Rowan Cos., Inc.	8,241	282
	Pogo Producing Co.	4,390	195
	Teekay Shipping Corp.	4,189	185
			14,306
Financials (38.7%)
	Capital Markets (6.5%)
	Morgan Stanley	80,999	5,329
	Merrill Lynch & Co., Inc.	67,405	4,956
	The Goldman Sachs Group, Inc.	33,017	4,908
	Lehman Brothers Holdings, Inc.	40,500	2,584
	The Bank of New York Co., Inc.	57,603	1,944
	Charles Schwab Corp.	97,304	1,587
	State Street Corp.	25,335	1,566
	Franklin Resources Corp.	14,608	1,438
	Bear Stearns Co., Inc.	8,989	1,172
	Mellon Financial Corp.	31,293	1,165
	Northern Trust Corp.	16,645	932
	T. Rowe Price Group Inc.	19,982	880
	Legg Mason Inc.	9,377	856
*	E*TRADE Financial Corp.	32,247	761
	TD Ameritrade Holding Corp.	23,078	404
	Allied Capital Corp.	10,467	320
	A.G. Edwards & Sons, Inc.	5,763	304
	SEI Investments Co.	5,644	288
	Janus Capital Group Inc.	15,987	284
	Investors Financial Services Corp.	4,972	230

	Commercial Banks (8.1%)
	Wells Fargo & Co.	252,868	8,787
	Wachovia Corp.	121,581	6,642
	U.S. Bancorp	134,815	4,324
	SunTrust Banks, Inc.	27,259	2,083
	BB&T Corp.	41,302	1,768
	Fifth Third Bancorp	41,794	1,644
	PNC Financial Services Group	22,326	1,580
	Regions Financial Corp.	34,507	1,242
	KeyCorp	30,532	1,123
	M & T Bank Corp.	8,523	1,044
	North Fork Bancorp, Inc.	35,323	969
	Marshall & Ilsley Corp.	19,107	891
	AmSouth Bancorp	26,345	755
	Synovus Financial Corp.	24,311	707
	Comerica, Inc.	12,306	705
	Zions Bancorp	7,976	630
	Compass Bancshares Inc.	9,802	569
	Commerce Bancorp, Inc.	13,945	465
	Huntington Bancshares Inc.	18,536	443
	Popular, Inc.	20,895	398
	First Horizon National Corp.	9,338	357
	Mercantile Bankshares Corp.	9,304	344
	Associated Banc-Corp.	10,058	317
	Colonial BancGroup, Inc.	11,599	284

11

			Market
			Value•
		Shares	($000)
	UnionBanCal Corp.	4,378	262
	TCF Financial Corp.	9,899	258
	TD Banknorth, Inc.	8,551	253
	Commerce Bancshares, Inc.	5,048	253
	City National Corp.	3,738	246
	Valley National Bancorp	8,743	224
	Fulton Financial Corp.	12,976	217

	Consumer Finance (1.7%)
	American Express Co.	93,729	4,925
	Capital One Financial Corp.	22,935	1,677
	SLM Corp.	31,184	1,513
*	AmeriCredit Corp.	9,936	233
	The First Marblehead Corp.	2,361	124
	Student Loan Corp.	374	69

	Diversified Financial Services (6.6%)
	Bank of America Corp.	345,015	17,758
	JPMorgan Chase & Co.	262,698	11,995
	Moody’s Corp.	21,952	1,343
	CIT Group Inc.	15,085	680
	The Chicago Mercantile Exchange	782	344

	Insurance (9.4%)
	American International Group, Inc.	198,030	12,638
	MetLife, Inc.	57,054	3,140
	The Allstate Corp.	47,959	2,779
	Prudential Financial, Inc.	37,153	2,727
	The St. Paul Travelers, Cos. Inc.	52,353	2,298
	The Hartford Financial Services Group Inc.	22,734	1,952
	AFLAC Inc.	37,859	1,706
	The Chubb Corp.	31,380	1,574
	Progressive Corp. of Ohio	59,584	1,465
	ACE Ltd.	24,426	1,316
	Lincoln National Corp.	21,551	1,308
	Genworth Financial Inc.	34,411	1,185
	The Principal Financial Group, Inc.	21,179	1,128
	Marsh & McLennan Cos., Inc.	41,164	1,077
	XL Capital Ltd. Class A	13,595	892
	Ambac Financial Group, Inc.	7,969	690
	MBIA, Inc.	10,227	630
	Cincinnati Financial Corp.	13,105	611
	Fidelity National Financial, Inc.	13,182	530
	Safeco Corp.	9,031	521
	W.R. Berkley Corp.	14,464	506
	Assurant, Inc.	9,806	505
	UnumProvident Corp.	25,998	493
	Torchmark Corp.	7,549	470
	Everest Re Group, Ltd.	4,844	455
	White Mountains Insurance Group Inc.	815	431

	Axis Capital Holdings Ltd.	11,549	375
	Old Republic International Corp.	17,242	360
	Willis Group Holdings Ltd.	8,945	324
	Brown & Brown, Inc.	10,376	311
	First American Corp.	7,217	293
	RenaissanceRe Holdings Ltd.	5,394	278
	PartnerRe Ltd.	4,298	276
*	Markel Corp.	737	268
	Protective Life Corp.	5,214	240
	Unitrin, Inc.	3,872	170
	Transatlantic Holdings, Inc.	1,950	120
	Mercury General Corp.	2,021	102
	Erie Indemnity Co. Class A	1,816	93
	Wesco Financial Corp.	101	42

	Real Estate (2.8%)
	Simon Property Group, Inc.REIT	16,651	1,412
	Vornado Realty Trust REIT	10,607	1,123
	Equity Residential REIT	21,987	1,096
	Equity Office Properties Trust REIT	27,661	1,026
	Host Marriott Corp. REIT	39,067	881
	Boston Properties, Inc. REIT	8,540	868
	Archstone-Smith Trust REIT	16,052	854
	General Growth Properties Inc. REIT	18,193	825
	Public Storage, Inc. REIT	9,430	817
	Kimco Realty Corp. REIT	18,185	756
	Avalonbay Communities, Inc.REIT	5,666	686
	Developers Diversified Realty Corp. REIT	8,159	441
	The Macerich Co. REIT	5,384	402
	Duke Realty Corp. REIT	10,122	384
	AMB Property Corp. REIT	6,404	358
	Regency Centers Corp. REIT	5,207	350
	Liberty Property Trust REIT	6,700	321
	Health Care Properties Investors REIT	10,222	308
	Weingarten Realty Investors REIT	6,728	285
	iStar Financial Inc. REIT	6,364	267
	Hospitality Properties Trust REIT	5,463	253
	Friedman, Billings, Ramsey Group, Inc. REIT	12,093	100
	Mills Corp. REIT	4,134	74

	Real Estate Management & Development (0.2%)
*	Realogy Corp.	18,900	404
	Forest City Enterprise Class A	5,737	309
^	The St. Joe Co.	5,661	288

12

			Market
			Value•
		Shares	($000)
	Thrifts & Mortgage Finance (3.4%)
	Fannie Mae	73,342	3,861
	Freddie Mac	52,015	3,308
	Washington Mutual, Inc.	72,383	3,032
	Golden West Financial Corp.	23,298	1,759
	Countrywide Financial Corp.	45,842	1,549
	Sovereign Bancorp, Inc.	35,720	744
	Hudson City Bancorp, Inc.	43,942	574
	MGIC Investment Corp.	6,818	395
	Radian Group, Inc.	6,283	376
	New York Community Bancorp, Inc.	22,280	366
	The PMI Group Inc.	6,805	294
	Astoria Financial Corp.	7,753	238
	People’s Bank	5,323	192
			190,208
Health Care (16.8%)
	Merck & Co., Inc.	168,002	6,812
*	Amgen, Inc.	89,210	6,060
	Abbott Laboratories	115,449	5,622
	UnitedHealth Group Inc.	103,075	5,355
	Eli Lilly & Co.	85,471	4,780
	Medtronic, Inc.	87,300	4,094
*	WellPoint Inc.	48,279	3,737
*	Genentech, Inc.	31,742	2,619
	Schering-Plough Corp.	111,956	2,345
	Baxter International, Inc.	49,788	2,210
*	Gilead Sciences, Inc.	34,086	2,161
	Cardinal Health, Inc.	31,561	2,128
	Caremark Rx, Inc.	33,413	1,936
*	Boston Scientific Corp.	105,043	1,832
	Aetna Inc.	43,198	1,610
	HCA Inc.	32,547	1,605
*	Medco Health Solutions, Inc.	22,816	1,446
	Allergan, Inc.	11,414	1,308
*	Genzyme Corp.	19,640	1,301
*	Zimmer Holdings, Inc.	18,722	1,273
*	Forest Laboratories, Inc.	24,609	1,230
	McKesson Corp.	22,939	1,165
*	Biogen Idec Inc.	25,558	1,128
	Stryker Corp.	22,838	1,097
*	Celgene Corp.	26,026	1,059
	CIGNA Corp.	9,057	1,024
*	St. Jude Medical, Inc.	27,265	993
*	Express Scripts Inc.	11,249	946
*	Alcon, Inc.	6,974	821
*	Humana Inc.	12,407	756
	Quest Diagnostics, Inc.	11,181	719
	AmerisourceBergen Corp.	15,736	695
*	Coventry Health Care Inc.	12,137	658
*	Laboratory Corp. of America Holdings	9,406	644
	Biomet, Inc.	18,708	612
*	MedImmune Inc.	18,676	516
*	DaVita, Inc.	7,779	454
*	Hospira, Inc.	11,819	433

	Applera Corp.–Applied Biosystems Group	13,933	427
	Omnicare, Inc.	9,100	412
*	Sepracor Inc.	8,168	384
	Health Management Associates Class A	18,198	381
*	Health Net Inc.	8,672	363
*	Barr Pharmaceuticals Inc.	5,978	338
*	Henry Schein, Inc.	6,701	334
*	Waters Corp.	7,791	332
	Mylan Laboratories, Inc.	15,963	324
*	Patterson Cos.	10,432	322
	Manor Care, Inc.	6,021	314
*	King Pharmaceuticals, Inc.	18,277	296
*	Triad Hospitals, Inc.	6,661	293
*	Community Health Systems, Inc.	7,359	285
*	Tenet Healthcare Corp.	35,453	279
*	Lincare Holdings, Inc.	7,220	267
*	Millipore Corp.	4,058	260
*	Millennium Pharmaceuticals, Inc.	23,828	259
*	Cephalon, Inc.	4,383	250
*	Emdeon Corp.	20,838	247
*	Invitrogen Corp.	4,040	246
	Universal Health Services Class B	3,842	218
*	Watson Pharmaceuticals, Inc.	8,291	213
	Bausch & Lomb, Inc.	3,973	192
*	ImClone Systems, Inc.	4,681	140
*	Kinetic Concepts, Inc.	3,945	125
			82,685
Industrials (3.8%)
	Caterpillar, Inc.	50,630	3,359
	Burlington Northern Santa Fe Corp.	27,496	1,841
	Union Pacific Corp.	20,238	1,626
	Deere & Co.	17,848	1,394
	Norfolk Southern Corp.	31,153	1,331
	Southwest Airlines Co.	60,560	1,049
	PACCAR, Inc.	18,868	1,032
	Masco Corp.	29,974	822
	Rockwell Automation, Inc.	13,367	754
	Pitney Bowes, Inc.	16,759	731
	C.H. Robinson Worldwide Inc.	13,136	602
	W.W. Grainger, Inc.	6,687	447
	Fastenal Co.	11,416	419
	Robert Half International, Inc.	13,031	403
	Republic Services, Inc. Class A	10,303	400
	Manpower Inc.	6,594	390
*	Monster Worldwide Inc.	9,325	380
	Cintas Corp.	9,490	351
	Equifax, Inc.	9,738	310
	American Power Conversion Corp.	14,549	256

13

			Market
			Value•
		Shares	($000)
*	ChoicePoint Inc.	6,525	236
	Ryder System, Inc.	4,567	226
	J.B. Hunt Transport Services, Inc.	8,661	170
	Cendant Corp.	74,401	144
	Deluxe Corp.	3,785	68
			18,741
Information Technology (12.4%)
	Intel Corp.	439,746	8,593
*	Google Inc.	17,320	6,556
*	Apple Computer, Inc.	64,230	4,358
	First Data Corp.	57,643	2,477
*	Yahoo! Inc.	79,730	2,298
*	eBay Inc.	78,479	2,186
	Automatic Data Processing, Inc.	43,601	2,058
*	Adobe Systems, Inc.	45,671	1,482
*	Symantec Corp.	78,932	1,471
	Accenture Ltd.	43,340	1,285
*	Electronic Arts Inc.	22,976	1,171
*	Broadcom Corp.	35,466	1,044
	Seagate Technology	44,043	980
*	Network Appliance, Inc.	28,362	971
	Electronic Data Systems Corp.	39,419	939
*	Advanced Micro Devices, Inc.	36,666	916
*	Micron Technology, Inc.	51,096	883
*	SanDisk Corp.	14,767	870
	Analog Devices, Inc.	27,303	837
*	Intuit, Inc.	26,810	810
	CA, Inc.	32,943	776
*	Cognizant Technology Solutions Corp.	10,599	741
	Maxim Integrated Products, Inc.	24,290	707
	KLA-Tencor Corp.	15,062	661
*	Juniper Networks, Inc.	42,397	622
*	Autodesk, Inc.	17,363	604
*	Freescale Semiconductor, Inc. Class B	19,506	603
	Xilinx, Inc.	26,060	596
*	Fiserv, Inc.	13,287	587
*	Marvell Technology Group Ltd.	33,144	580
*	Amdocs Ltd.	15,197	577
*	Altera Corp.	27,186	550
	Microchip Technology, Inc.	16,099	550
*	Flextronics International Ltd.	43,735	516
*	LAM Research Corp.	10,572	452
*	BMC Software, Inc.	16,094	428
	Jabil Circuit, Inc.	15,896	426
*	Citrix Systems, Inc.	13,776	423
*	Iron Mountain, Inc.	9,875	405
*	BEA Systems, Inc.	29,304	402
*	VeriSign, Inc.	18,593	376
*	DST Systems, Inc.	6,275	370
*	Avaya Inc.	34,923	365
*	Cadence Design Systems, Inc.	21,455	352

*	Tellabs, Inc.	33,580	342
*	Comverse Technology, Inc.	15,242	319
*	Freescale Semiconductor, Inc. Class A	10,335	317
*	JDS Uniphase Corp.	125,887	286
*	McAfee Inc.	11,946	272
*	Check Point Software Technologies Ltd.	14,603	271
	Fidelity National Information Services, Inc.	7,324	268
*	Novellus Systems, Inc.	9,598	268
*	Ceridian Corp.	11,164	266
*	LSI Logic Corp.	30,048	242
*	Alliance Data Systems Corp.	4,632	234
	Symbol Technologies, Inc.	19,225	231
*	QLogic Corp.	12,170	224
*	Convergys Corp.	10,585	221
*	Compuware Corp.	28,955	220
	Sabre Holdings Corp.	9,933	218
*	Avnet, Inc.	11,033	216
	Diebold, Inc.	5,145	216
	MoneyGram International, Inc.	6,533	205
*	Agere Systems Inc.	12,673	193
*	NAVTEQ Corp.	7,093	188
*	Zebra Technologies Corp. Class A	5,336	181
	Fair Isaac, Inc.	4,879	171
	Molex, Inc. Class A	4,717	148
*	Unisys Corp.	25,584	137
	Total System Services, Inc.	2,901	65
			60,773
Materials (1.4%)
	Monsanto Co.	40,534	1,923
	Air Products & Chemicals, Inc.	16,809	1,114
	Freeport-McMoRan Copper & Gold, Inc. Class B	14,279	831
	Vulcan Materials Co.	7,579	596
	Temple-Inland Inc.	8,402	374
	Sigma-Aldrich Corp.	5,106	371
	Ashland, Inc.	5,409	342
	Eastman Chemical Co.	6,171	324
	Sealed Air Corp.	6,125	318
*	Pactiv Corp.	10,892	291
	Bemis Co., Inc.	7,881	255
	Louisiana-Pacific Corp.	8,012	157
			6,896
Telecommunication Services (4.7%)
	AT&T Inc.	293,919	9,150
	BellSouth Corp.	136,769	5,569
	Sprint Nextel Corp.	216,367	3,661
*	Qwest Communications International Inc.	142,324	1,254
*	American Tower Corp. Class A	31,727	1,138
*	NII Holdings Inc.	11,454	611

14

		Market
		Value•
	Shares	($000)
* Crown Castle International Corp.	16,207	557
* Level 3 Communications, Inc.	86,398	383
CenturyTel, Inc.	8,715	347
Citizens Communications Co.	24,533	338
Telephone & Data Systems, Inc.	3,873	164
Telephone &Data Systems, Inc. – Special Common Shares	3,774	155
		23,327
Utilities (0.4%)
Questar Corp.	6,396	554
NiSource, Inc.	20,442	433
Pepco Holdings, Inc.	14,180	360
Equitable Resources, Inc.	9,200	339
Puget Energy, Inc.	8,674	196
		1,882
Total Common Stocks
(Cost $444,117)		491,110
Temporary Cash Investment (0.1%)
1 Vanguard Market Liquidity
Fund, 5.293%—Note E
(Cost $616)	615,600	616
Total Investments (100.0%)
(Cost $444,733)		491,726
Other Assets and Liabilities (0.0%)
Other Assets—Note B		1,843
Liabilities—Note E		(2,081)
		(238)
Net Assets (100%)		491,488

At August 31, 2006, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	454,534
Undistributed Net Investment Income	3,871
Accumulated Net Realized Losses	(13,910)
Unrealized Appreciation	46,993
Net Assets	491,488

Investor Shares—Net Assets
Applicable to 47,604,490 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	404,919
Net Asset Value Per Share—
Investor Shares	$8.51

Institutional Shares—Net Assets
Applicable to 10,159,713 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	86,569
Net Asset Value Per Share—
Institutional Shares	$8.52

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

15

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	7,165
Interest[1]	39
Security Lending	20
Total Income	7,224
Expenses
The Vanguard Group—Note B
Investment Advisory Services	40
Management and Administrative
Investor Shares	734
Institutional Shares	34
Marketing and Distribution
Investor Shares	116
Institutional Shares	9
Custodian Fees	63
Auditing Fees	20
Shareholders’ Reports
Investor Shares	13
Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,030
Net Investment Income	6,194
Realized Net Gain (Loss) on Investment Securities Sold	2,537
Change in Unrealized Appreciation (Depreciation) of Investment Securities	21,293
Net Increase (Decrease) in Net Assets Resulting from Operations	30,024

1 Interest income from an affiliated company of the fund was $39,000.

16

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,194	6,011
Realized Net Gain (Loss)	2,537	(3,593)
Change in Unrealized Appreciation (Depreciation)	21,293	29,703
Net Increase (Decrease) in Net Assets Resulting from Operations	30,024	32,121
Distributions
Net Investment Income
Investor Shares	(4,630)	(4,823)
Institutional Shares	(363)	(221)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(4,993)	(5,044)
Capital Share Transactions—Note F
Investor Shares	21,636	61,863
Institutional Shares	56,187	12,803
Net Increase (Decrease) from Capital Share Transactions	77,823	74,666
Total Increase (Decrease)	102,854	101,743
Net Assets
Beginning of Period	388,634	286,891
End of Period[1]	491,488	388,634

1 Net Assets—End of Period includes undistributed net investment income of $3,871,000 and $2,670,000.

17

Financial Highlights

FTSE Social Index Fund Investor Shares

	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.03	$7.40	$6.87	$6.02	$7.57
Investment Operations
Net Investment Income	.11	.13[1]	.08	.07	.05
Net Realized and Unrealized
Gain (Loss) on Investments	.47	.62	.52	.84	(1.55)
Total from Investment Operations	.58	.75	.60	.91	(1.50)
Distributions
Dividends from Net Investment Income	(.10)	(.12)	(.07)	(.06)	(.05)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.10)	(.12)	(.07)	(.06)	(.05)
Net Asset Value, End of Period	$8.51	$8.03	$7.40	$6.87	$6.02

Total Return[2]	7.25%	10.16%	8.75%	15.28%	–19.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$405	$361	$274	$150	$94
Ratio of Total Expenses to
Average Net Assets	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income
to Average Net Assets	1.41%	1.74%[1]	1.17%	1.18%	0.82%
Portfolio Turnover Rate	51%[3]	12%	8%	14%	18%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2 Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

3 Includes activity related to a change in the fund’s target index.

18

FTSE Social Index Fund Institutional Shares

				Jan. 14[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.04	$7.41	$6.88	$6.22
Investment Operations
Net Investment Income	.12	.138[2]	.084	.05
Net Realized and Unrealized Gain (Loss) on Investments	.47	.620	.522	.61
Total from Investment Operations	.59	.758	.606	.66
Distributions
Dividends from Net Investment Income	(.11)	(.128)	(.076)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.11)	(.128)	(.076)	—
Net Asset Value, End of Period	$8.52	$8.04	$7.41	$6.88

Total Return	7.37%	10.26%	8.83%	10.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$87	$27	$13	$12
Ratio of Total Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.12%[3]
Ratio of Net Investment Income to Average Net Assets	1.54%	1.83%[2]	1.30%	1.32%[3]
Portfolio Turnover Rate	51%[4]	12%	8%	14%

1 Inception.

2 Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3 Annualized.

4 Includes activity related to a change in the fund’s target index.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard FTSE Social Index Fund (formerly known as Vanguard Calvert Social Index Fund) is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and servicing criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of

20

$52,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2006, the fund had $4,398,000 of ordinary income available for distribution. The fund had available realized losses of $13,625,000 to offset future net capital gains of $56,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,506,000 through August 31, 2011, $3,200,000 through August 31, 2012, $985,000 through August 31, 2013, and $367,000 through August 31, 2014.

At August 31, 2006, the cost of investment securities for tax purposes was $444,998,000. Net unrealized appreciation of investment securities for tax purposes was $46,728,000, consisting of unrealized gains of $67,268,000 on securities that had risen in value since their purchase and $20,540,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $300,992,000 of investment securities and sold $222,473,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at August 31, 2006, was $532,000, for which the fund received cash collateral of $616,000.

F. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	111,874	13,456	133,415	17,210
Issued in Lieu of Cash Distributions	4,249	509	4,403	558
Redeemed	(94,487)	(11,368)	(75,955)	(9,751)
Net Increase (Decrease)—Investor Shares	21,636	2,597	61,863	8,017
Institutional Shares
Issued	60,218	7,250	16,099	2,046
Issued in Lieu of Cash Distributions	363	44	221	28
Redeemed	(4,394)	(530)	(3,517)	(452)
Net Increase (Decrease)—Institutional Shares	56,187	6,764	12,803	1,622

21

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (the “Fund”) at August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 12, 2006

Special 2006 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $4,993,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Investor Shares[1]
Periods Ended August 31, 2006
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	7.25%	3.46%	–1.70%
Returns After Taxes on Distributions	7.06	3.22	–1.91
Returns After Taxes on Distributions and Sale of Fund Shares	4.96	2.87	–1.52

1 Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

2 From May 8 until May 31, 2000, the fund conducted a subscription period during which its assets were held in money market instruments. Returns are measured from May 31, 2000, when the fund began to follow its investment strategy.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2006
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2006	8/31/2006	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,003.54	$1.26
Institutional Shares	1,000.00	1,003.53	0.61
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.95	$1.28
Institutional Shares	1,000.00	1,024.60	0.61

1 These calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.12% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has approved the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its benchmark and peer group. The board noted that the fund has performed in line with expectations and that its results have been consistent with its investment strategy. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report.

Cost

The fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

28

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
142 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 20012	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
142 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
142 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
142 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
142 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
142 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
142 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.,
Secretary since July 2005	since November 1997; General Counsel of The Vanguard Group since July 2005;
142 Vanguard Funds Overseen	Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
142 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	All other marks are the exclusive property of their
respective owners.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.
Text Telephone > 800-952-3335
You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
This material may be used in conjunction	Vanguard at 800-662-2739. They are also available from
with the offering of shares of any Vanguard	the SEC’s website, www.sec.gov. In addition, you may
fund only if preceded or accompanied by	obtain a free report on how your fund voted the proxies for
the fund’s current prospectus.	securities it owned during the 12 months ended June 30.

To get the report, visit either www.vanguard.com
Vanguard, Connect with Vanguard, and the ship logo	or www.sec.gov.
are trademarks of The Vanguard Group, Inc.
You can review and copy information about your fund
“FTSE®” and “FTSE4Good™” are trademarks jointly	at the SEC’s Public Reference Room in Washington, D.C.
owned by the London Stock Exchange plc and The	To find out more about this public service, call the SEC
Financial Times Limited and are used by FTSE	at 202-551-8090. Information about your fund is also
International Limited under license. The FTSE4Good	available on the SEC’s website, and you can receive
US Select Index is calculated by FTSE International	copies of this information, for a fee, by sending a
Limited. FTSE International Limited does not sponsor,	request in either of two ways: via e-mail addressed to
endorse, or promote the fund; is not in any way	publicinfo@sec.gov or via regular mail addressed to the
connected to it; and does not accept any liability in	Public Reference Section, Securities and Exchange
relation to its issue, operation, and trading.	Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102006

Vanguard® U.S. Sector Index Funds

> Annual Report

August 31, 2006

Vanguard Consumer Discretionary Index Fund

Vanguard Consumer Staples Index Fund

Vanguard Energy Index Fund

Vanguard Financials Index Fund

Vanguard Health Care Index Fund

Vanguard Industrials Index Fund

Vanguard Information Technology Index Fund

Vanguard Materials Index Fund

Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

>    During the fiscal year ended August 31, 2006, the broad U.S. stock market returned nearly 9%, climbing through much of the period, then fluctuating considerably over the last several months.

>    The Vanguard U.S. Sector Index Funds posted a wide range of returns. More than 20 percentage points separated the returns of the best- and worst-performing sectors.

>    The telecommunication services, materials, and financials market sectors recorded the highest 12-month results. The results of the consumer discretionary, information technology, and health care groups trailed the broad market’s return for the period.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	7
Consumer Staples Index Fund	15
Energy Index Fund	21
Financials Index Fund	28
Health Care Index Fund	37
Industrials Index Fund	44
Information Technology Index Fund	52
Materials Index Fund	60
Telecommunication Services Index Fund	67
Utilities Index Fund	73
Your Fund’s After-Tax Returns	80
About Your Fund’s Expenses	81
Trustees Approve Advisory Arrangement	82
Glossary	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2006

Admiral™ Shares[1]

Vanguard Consumer Discretionary
Index Fund	–2.0%
MSCI® US IMI/Consumer Discretionary	–1.8

Vanguard Consumer Staples Index Fund	11.9%
MSCI US IMI/Consumer Staples	12.3

Vanguard Energy Index Fund	12.3%
MSCI US IMI/Energy	12.4

Vanguard Financials Index Fund	15.8%
MSCI US IMI/Financials	16.0

Vanguard Health Care Index Fund	4.7%
MSCI US IMI/Health Care	4.9

Vanguard Industrials Index Fund	–9.9%[2]
MSCI US IMI/Industrials	–9.8 [2]
MSCI US IMI/2500	–2.1 [2]

Vanguard Information Technology Index Fund	2.1%
MSCI US IMI/Information Technology	2.4

Vanguard Materials Index Fund	16.1%
MSCI US IMI/Materials	16.4

Vanguard Telecommunication Services
Index Fund	21.5%
MSCI US IMI/Telecommunication Services	20.8

Vanguard Utilities Index Fund	10.5%
MSCI US IMI/Utilities	10.7

MSCI US IMI/2500	8.9%

ETF Shares[3]

Vanguard Consumer Discretionary ETF
Market Price	–1.5%
Net Asset Value	–2.0
MSCI US IMI/Consumer Discretionary	–1.8

Vanguard Consumer Staples ETF
Market Price	12.1%
Net Asset Value	11.9
MSCI US IMI/Consumer Staples	12.3

Vanguard Energy ETF
Market Price	12.5%
Net Asset Value	12.3
MSCI US IMI/Energy	12.4

Vanguard Financials ETF
Market Price	16.5%
Net Asset Value	15.8
MSCI US IMI/Financials	16.0

Vanguard Health Care ETF
Market Price	4.9%
Net Asset Value	4.7
MSCI US IMI/Health Care	4.9

Vanguard Industrials ETF
Market Price	11.2%
Net Asset Value	11.1
MSCI US IMI/Industrials	10.7

Vanguard Information Technology ETF
Market Price	2.5%
Net Asset Value	2.1
MSCI US IMI/Information Technology	2.4

Vanguard Materials ETF
Market Price	16.3%
Net Asset Value	16.1
MSCI US IMI/Materials	16.4

Vanguard Telecommunication Services ETF
Market Price	22.1%
Net Asset Value	21.5
MSCI US IMI/Telecommunication Services	20.8

Vanguard Utilities ETF
Market Price	10.5%
Net Asset Value	10.5
MSCI US IMI/Utilities	10.7

MSCI US IMI/2500	8.9%

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Returns do not reflect the 2% redemption fee assessed on redemptions of shares held for less than one year.

2 Return since Admiral Shares’ inception, May 8, 2006.

3 Vanguard ETF™ Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

Note: MSCI US IMI/2500 is the Morgan Stanley Capital International US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

The broad U.S. stock market returned nearly 9% for the fiscal year ended August 31, 2006. Some of the gains made during the first portion of the year were later surrendered during a rather choppy last few months of the reporting period.

The Vanguard U.S. Sector Index Funds posted generally respectable returns. Seven of the ten sectors outperformed the results of the broad market for the 12 months, with telecommunication services, materials, and financials leading the way. Meanwhile, consumer discretionary, information technology, and health care—three of the market’s larger sectors—each registered returns that trailed the broad market’s return for the period. (Note that the Industrials Index Fund Admiral Shares, introduced in May, posted a negative return for their first few months of operation.)

We also remind shareholders that on July 6, 2006, Vanguard changed the name of its VIPER® Shares to Vanguard ETF™ Shares. The ticker symbols for the shares are unchanged.

Stocks climbed for much of the year, then began to waver

During the fiscal year, stocks climbed steadily through the first three quarters, before becoming increasingly volatile amid concerns over higher oil prices and fears that the U.S. economy was stalling. Indeed, the marked slowdown in the housing market in recent months suggests that the economy may have shifted into a lower gear.

The broad U.S. stock market gained 8.8% for the year, with small-capitalization stocks slightly outperforming their large-cap counterparts. As has been the case for the past several years, returns from international equities continued to outshine domestic stocks. For U.S.-based investors, a weaker dollar further boosted these returns when international gains were converted back into U.S. dollars.

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2006
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	8.7%	11.5%	5.3%
Russell 2000 Index (Small-caps)	9.4	14.4	10.3
Dow Jones Wilshire 5000 Index (Entire market)	8.8	12.0	6.1
MSCI All Country World Index ex USA (International)	25.4	25.0	13.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	1.7%	4.0%	4.9%
Lehman Municipal Bond Index	3.0	5.1	5.0
Citigroup 3-Month Treasury Bill Index	4.3	2.5	2.2
CPI
Consumer Price Index	3.8%	3.4%	2.8%

Rising interest rates dampened bond returns

At its August 8, 2006, meeting, the Federal Reserve Board left its target for the federal funds rate unchanged, at 5.25%. This brought at least a temporary halt to the Fed’s two-year inflation-fighting campaign, which had been marked by 17 consecutive rate hikes.

The broad market for taxable U.S. bonds finished the one-year period with a modest return of 1.7%. Municipal bonds fared somewhat better. The yield curve remained essentially flat, with a very small difference between the yields of 3-month and 30-year U.S. Treasury issues, although yields rose modestly at both ends of the maturity spectrum.

Telecom, materials, and financials posted strong returns in an up market

As a group, the Vanguard U.S. Sector Index Funds recorded solid results, though, as should be expected, the difference between the best and worst performers was large. The market’s smallest segments—telecommunication services and materials—produced the largest returns. Telecom services, one of the market’s poorer performers over the past decade, led the way with a 21.5% return, as investors reacted favorably to consolidation in the sector. The materials sector returned 16.1%, benefiting from rising prices for some of the economy’s basic building blocks. In particular, metals and mining stocks climbed over 40% during the period. Meanwhile, the sizable financials sector returned 15.8%, keying off strong performances from some of the nation’s largest banks and real estate investment trusts.

The energy and consumer staples sectors both posted returns near 12%, though they traveled distinct paths to achieve that result. The energy sector was marked by large monthly swings in performance, while consumer staples posted more consistent, less flashy month-to-month results. The industrials and utilities sectors also outperformed the nearly 9% return of the overall stock market for the fiscal year.

Consumer discretionary stocks, which returned –2%, were the only sector with a negative return for the one-year period. The sector’s homebuilding stocks created a large drag on performance, as they faced the dual headwinds of rising mortgage interest rates and rising prices for raw materials. The large information technology and health care sectors posted positive, though underwhelming, fiscal-year returns.

The U.S. Sector Index Funds generally met their objectives of tightly tracking their target indexes, thanks in large part to the discipline and expertise of the funds’ advisor, Vanguard Quantitative Equity Group. The low expense ratios provided to ETF and Admiral Share class investors helped make the advisor’s task of tracking the indexes easier.

Recent market volatility reminds investors to stay diversified

The stock market volatility that we all experienced starting in late spring served as a reminder that diversification plays a critical part in any investment strategy. The more we diversify across and within asset classes, the more cushioning we have to absorb the market’s inevitable jolts.

As a stand-alone investment, any one of the U.S. Sector Index Funds would be a risky and volatile experience. Instead, these funds are designed to be implemented as part of a portfolio diversified among many market segments. We believe the U.S. Sector Index Funds are versatile tools that can help you fine-tune your portfolio to achieve your targeted sector allocations.

Thank you for entrusting your assets with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer
September 14, 2006

Your Fund’s Performance at a Glance
August 31, 2005–August 31, 2006

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$27.75	$27.03	$0.157	$0.000
ETF Shares	53.65	52.28	0.308	0.000
Consumer Staples Index Fund
Admiral Shares	$27.64	$30.56	$0.343	$0.000
ETF Shares	56.03	61.94	0.703	0.000
Energy Index Fund
Admiral Shares	$36.29	$40.36	$0.350	$0.000
ETF Shares	72.72	80.90	0.701	0.000
Financials Index Fund
Admiral Shares	$26.36	$29.86	$0.608	$0.000
ETF Shares	52.57	59.57	1.230	0.000
Health Care Index Fund
Admiral Shares	$26.92	$27.99	$0.185	$0.000
ETF Shares	53.85	55.99	0.387	0.000
Industrials Index Fund
Admiral Shares	$34.10[1]	$30.72	$0.000	$0.000
ETF Shares	54.30	59.85	0.452	0.000
Information Technology Index Fund
Admiral Shares	$23.93	$24.40	$0.038	$0.000
ETF Shares	46.76	47.66	0.091	0.000
Materials Index Fund
Admiral Shares	$28.34	$32.37	$0.495	$0.000
ETF Shares	55.70	63.65	0.968	0.000
Telecommunication Services Index Fund
Admiral Shares	$28.18	$33.29	$0.792	$0.000
ETF Shares	55.35	65.40	1.557	0.000
Utilities Index Fund
Admiral Shares	$34.03	$36.47	$1.018	$0.000
ETF Shares	67.80	72.68	2.038	0.000

1	Inception date for the Industrials Index Fund Admiral Shares, May 8, 2006.

ETF Premium/Discount Record

The extent to which the funds’ ETF Shares have traded at a premium or a discount to NAV since inception.

Market prices for ETF Shares, and for exchange-traded funds in general, can deviate from the net asset value (NAV) of the underlying securities.

		Market Price
		Above or Equal to			Market Price Below
		Net Asset Value			Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]– August 31, 2006
Consumer Discretionary ETF	0–24.9	348	52.98%	271	41.25%
	25–49.9	28	4.26	3	0.46
	50–74.9	1	0.15	2	0.30
	75–100.0	0	0.00	0	0.00
	>100.0	2	0.30	2	0.30
	Total	379	57.69%	278	42.31%
January 26, 2004[1]– August 31, 2006
Consumer Staples ETF	0–24.9	396	60.27%	249	37.91%
	25–49.9	8	1.22	2	0.30
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	2	0.30
	>100.0	0	0.00	0	0.00
	Total	404	61.49%	253	38.51%
September 23, 2004[1]– August 31, 2006
Energy ETF	0–24.9	259	52.85%	226	46.13%
	25–49.9	4	0.82	1	0.20
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	263	53.67%	227	46.33%
January 26, 2004[1]– August 31, 2006
Financials ETF	0–24.9	361	54.96%	257	39.12%
	25–49.9	29	4.41	1	0.15
	50–74.9	1	0.15	1	0.15
	75–100.0	2	0.30	1	0.15
	>100.0	1	0.15	3	0.46
	Total	394	59.97%	263	40.03%
January 26, 2004[1]– August 31, 2006
Health Care ETF	0–24.9	407	61.95%	245	37.29%
	25– 49.9	4	0.61	1	0.15
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	411	62.56%	246	37.44%
September 23, 2004[1]– August 31, 2006
Industrials ETF	0–24.9	258	52.66%	191	38.98%
	25–49.9	33	6.73	2	0.41
	50–74.9	1	0.20	0	0.00
75–100.0	2	0.41	1	0.20
>100.0	0	0.00	2	0.41
Total	294	60.00%	196	40.00%

1	Inception.
2	One basis point equals 1/100 of a percentage point.

ETF Premium/Discount Record (continued)

		Market Price
		Above or Equal to		Market Price Below
		Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]– August 31, 2006
Information Technology ETF	0–24.9	380	57.84%	251	38.20%
	25–49.9	7	1.07	4	0.61
	50–74.9	1	0.15	1	0.15
	75–100.0	0	0.00	1	0.15
	>100.0	5	0.76	7	1.07
	Total	393	59.82%	264	40.18%
January 26, 2004[1]– August 31, 2006
Materials ETF	0–24.9	338	51.45%	308	46.89%
	25–49.9	1	0.15	1	0.15
	50–74.9	1	0.15	6	0.91
	75–100.0	0	0.00	1	0.15
	>100.0	1	0.15	0	0.00
	Total	341	51.90%	316	48.10%
September 23, 2004[1]– August 31, 2006
Telecommunication Services ETF	0–24.9	206	42.04%	235	47.96%
	25–49.9	31	6.33	2	0.41
	50–74.9	1	0.20	2	0.41
	75–100.0	2	0.41	1	0.20
	>100.0	3	0.61	7	1.43
	Total	243	49.59%	247	50.41%
January 26, 2004[1]– August 31, 2006
Utilities ETF	0–24.9	332	50.53%	315	47.95%
	25–49.9	4	0.61	3	0.46
	50–74.9	0	0.00	1	0.15
	75–100.0	0	0.00	1	0.15
	>100.0	0	0.00	1	0.15
	Total	336	51.14%	321	48.86%

1	Inception.
2	One basis point equals 1/100 of a percentage point.

Consumer Discretionary Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	435	435	2,477
Median Market Cap	$14.1B	$14.1B	$30.8B
Price/Earnings Ratio	19.1x	19.1x	17.4x
Price/Book Ratio	2.4x	2.4x	2.7x
Yield		1.1%	1.8%
Admiral Shares	0.8%
ETF Shares	0.8%
Return on Equity	14.5%	14.5%	17.8%
Earnings Growth Rate	17.9%	17.9%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Advertising	2%
Apparel Retail	5
Apparel, Accessories & Luxury Goods	3
Auto Parts & Equipment	2
Automobile Manufacturers	2
Automotive Retail	2
Broadcasting & Cable TV	12
Casinos & Gaming	4
Catalog Retail	1
Computer & Electronics Retail	2
Consumer Electronics	1
Department Stores	5
Distributors	1
Education Services	1
Footwear	1
General Merchandise Stores	3
Home Furnishings	1
Home Improvement Retail	7
Homebuilding	3
Homefurnishing Retail	1
Hotels, Resorts & Cruise Lines	4
Household Appliances	1
Housewares & Specialties	2
Internet Retail	2
Leisure Products	1
Motorcycle Manufacturers	1
Movies & Entertainment	13
Publishing	4
Restaurants	8
Specialized Consumer Services	1
Specialty Stores	4

Ten Largest Holdings[3] (% of total net assets)

Comcast Corp.	4.5%
Home Depot, Inc.	4.5
Time Warner, Inc.	4.4
The Walt Disney Co.	3.9
News Corp.	2.9
McDonald’s Corp.	2.8
Lowe’s Cos., Inc.	2.5
Target Corp.	2.5
Starbucks Corp.	1.5
Viacom Inc.	1.4
Top Ten	30.9%

1	MSCI US IMI/Consumer Discretionary.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Consumer Discretionary Index Fund ETF
Shares Net Asset Value	–1.99%	2.14%	$10,565
Consumer Discretionary Index Fund ETF
Shares Market Price	–1.52	2.33	10,617
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Consumer Discretionary	–1.79	2.34	10,619

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Consumer Discretionary Index Fund Admiral Shares[2]	–2.03%	–3.46%	$ 96,095
MSCI US IMI/2500	8.91	7.90	108,980
MSCI US IMI/Consumer Discretionary	–1.79	–3.25	96,331

Fiscal-Year Total Returns (%): January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	–1.52%	6.17%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	–1.99	5.65
MSCI US IMI/Consumer Discretionary	–1.79	6.19

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		1.06%	3.08%
Net Asset Value		0.94	3.04
Admiral Shares[2]	7/14/2005	—	–2.20

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, July 14, 2005.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 13 for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)
Auto Components (2.0%)
	Johnson Controls, Inc.	5,870	422
	BorgWarner, Inc.	1,715	97
*	The Goodyear Tire &
	Rubber Co.	4,740	64
	Gentex Corp.	4,316	63
	Lear Corp.	1,991	41
*	Visteon Corp.	3,908	33
*	Tenneco Automotive, Inc.	1,423	32
*	LKQ Corp.	1,451	30
	ArvinMeritor, Inc.	1,878	28
*	TRW Automotive
	Holdings Corp.	1,052	26
	Modine Manufacturing Co.	950	22
	American Axle &
	Manufacturing Holdings, Inc.	1,247	21
	Cooper Tire & Rubber Co.	1,646	16
*	Drew Industries, Inc.	487	13
*	Aftermarket Technology Corp.	604	12
	Superior Industries
	International, Inc.	643	11
	Sauer-Danfoss, Inc.	337	8
	Bandag, Inc.	189	7
	Bandag, Inc. Class A	149	5
			951
Automobiles (3.0%)
	Harley-Davidson, Inc.	8,120	475
	Ford Motor Co.	54,345	455
	General Motors Corp.	13,621	397
	Thor Industries, Inc.	1,088	46
	Winnebago Industries, Inc.	925	27
*	Fleetwood Enterprises, Inc.	1,928	14
	Monaco Coach Corp.	875	9
			1,423
Distributors (0.6%)
	Genuine Parts Co.	5,200	215
	Building Materials
	Holding Corp.	834	22
*	Source Interlink Cos., Inc.	1,482	16
*	Keystone Automotive
	Industries, Inc.	473	16
*	Audiovox Corp.	530	8
*	Core-Mark Holding Co., Inc.	161	5
			282
Diversified Consumer Services (2.7%)
*	Apollo Group, Inc. Class A	4,407	221
	H & R Block, Inc.	9,403	198
	ServiceMaster Co.	8,835	102
*	ITT Educational Services, Inc.	1,372	91
	Service Corp. International	8,918	75
*	Laureate Education Inc.	1,468	70
	Weight Watchers
	International, Inc.	1,523	65
*	Career Education Corp.	2,901	55
	Regis Corp.	1,372	50
	Strayer Education, Inc.	410	43
	Sotheby’s	1,547	43
*	DeVry, Inc.	1,783	40
	Matthews International Corp.	956	34
	Jackson Hewitt Tax Service Inc.	1,055	33
*	Bright Horizons Family
	Solutions, Inc.	817	32
*	Corinthian Colleges, Inc.	2,541	31
*	Alderwoods Group, Inc.	1,237	24
*	Steiner Leisure Ltd.	501	19
	Stewart Enterprises, Inc.
	Class A	2,832	16
*	Universal Technical
	Institute Inc.	656	12
*	Vertrue Inc.	255	11
	Pre-Paid Legal Services, Inc.	282	11
*	Educate, Inc.	541	4
*	Escala Group, Inc.	209	1
			1,281
Hotels, Restaurants & Leisure (16.1%)
	McDonald’s Corp.	37,474	1,345
*	Starbucks Corp.	23,107	716
	Carnival Corp.	13,461	564
	Yum! Brands, Inc.	8,194	400
	Marriott International, Inc.
	Class A	10,510	396
	International Game Technology	10,209	395
	Starwood Hotels &
	Resorts Worldwide, Inc.	6,540	348
	Harrah’s Entertainment, Inc.	5,284	330
	Hilton Hotels Corp.	11,001	280
	Wendy’s International, Inc.	3,511	224
*	Las Vegas Sands Corp.	3,187	222
*	Wyndham Worldwide Corp.	6,071	178
	Darden Restaurants Inc.	4,319	153
	Royal Caribbean Cruises, Ltd.	3,831	140
*	MGM Mirage, Inc.	3,835	137
*	Wynn Resorts Ltd.	1,501	116
	Brinker International, Inc.	2,577	99
	Station Casinos, Inc.	1,623	95
*	Penn National Gaming, Inc.	2,170	72
	OSI Restaurant Partners, Inc.	2,000	62
	Boyd Gaming Corp.	1,663	60
*	Scientific Games Corp.	2,024	59
*	Sonic Corp.	2,656	58
*	Aztar Corp.	1,059	55
*	The Cheesecake Factory Inc.	2,226	55
*	Gaylord Entertainment Co.	1,210	53
*	Jack in the Box Inc.	1,063	51
	Applebee’s International, Inc.	2,250	47
*	Panera Bread Co.	888	46
	Ruby Tuesday, Inc.	1,739	45
	International Speedway Corp.	903	44
	Orient-Express Hotel Ltd.	1,265	42
	Choice Hotel International, Inc.	1,084	41
*	Pinnacle Entertainment, Inc.	1,443	37
	CBRL Group, Inc.	919	35
*	Life Time Fitness, Inc.	750	34
*	CEC Entertainment Inc.	1,013	32
	Bob Evans Farms, Inc.	1,079	30
	Domino’s Pizza, Inc.	1,212	30
*	Shuffle Master, Inc.	1,005	28
*	Vail Resorts Inc.	738	28
*	Rare Hospitality
	International Inc.	969	28
*	P.F. Chang’s China Bistro, Inc.	761	27
*	Papa John’s International, Inc.	763	26
	CKE Restaurants Inc.	1,605	25
	IHOP Corp.	505	23
*	Bally Technologies Inc.	1,393	22
*	WMS Industries, Inc.	809	22
*	Ryan’s Restaurant Group, Inc.	1,271	20
*	Red Robin Gourmet
	Burgers, Inc.	417	18
*	Texas Roadhouse, Inc.	1,427	17
	Speedway Motorsports, Inc.	430	16
	Ameristar Casinos, Inc.	707	15
*	California Pizza Kitchen, Inc.	523	15
	Lone Star Steakhouse &
	Saloon, Inc.	538	15
	The Marcus Corp.	663	14
	Ambassadors Group, Inc.	483	14
*	Six Flags, Inc.	2,626	14
	Landry’s Restaurants, Inc.	521	14
*	AFC Enterprises, Inc.	907	13
*	Steak n Shake Co.	824	13
*	Krispy Kreme Doughnuts, Inc.	1,598	13
*	O’Charley’s Inc.	684	13
	Triarc Cos., Inc. Class B	736	11
*	Trump Entertainment
	Resorts, Inc.	580	10
*	Isle of Capri Casinos, Inc.	509	10
	Churchill Downs, Inc.	256	10
*	Ruth’s Chris Steak House	517	10
*	Multimedia Games Inc.	814	8
*	Great Wolf Resorts, Inc.	647	8
*	BJ’s Restaurants Inc.	440	8
	Triarc Cos., Inc. Class A	494	8
*	Denny’s Corp.	2,330	8
*	Bluegreen Corp.	636	7
*	MTR Gaming Group Inc.	795	6
	Dover Downs Gaming &
	Entertainment, Inc.	403	5
*	Magna Entertainment Corp.
	Class A	1,179	5
			7,693
Household Durables (7.0%)
	Fortune Brands, Inc.	4,415	320
	Newell Rubbermaid, Inc.	8,334	225
	Pulte Homes, Inc.	6,570	195
	Whirlpool Corp.	2,329	188
	Centex Corp.	3,676	187
	D. R. Horton, Inc.	8,472	186
	Lennar Corp. Class A	3,837	172
	Black & Decker Corp.	2,318	171
	Garmin Ltd.	3,568	167
	Harman International
	Industries, Inc.	1,914	155

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Leggett & Platt, Inc.	5,455	126
*	Mohawk Industries, Inc.	1,620	115
	The Stanley Works	2,230	105
	KB Home	2,360	101
*	Toll Brothers, Inc.	3,440	91
*	NVR, Inc.	151	78
	Snap-On Inc.	1,639	72
	Ryland Group, Inc.	1,373	59
	Beazer Homes USA, Inc.	1,246	50
	Standard Pacific Corp.	2,020	48
	MDC Holdings, Inc.	1,004	43
	American Greetings Corp.
	Class A	1,771	43
*	Jarden Corp.	1,430	42
	The Yankee Candle Co., Inc.	1,271	33
	Ethan Allen Interiors, Inc.	918	31
*	Meritage Corp.	698	29
	Tupperware Corp.	1,610	29
	Furniture Brands
	International Inc.	1,449	28
*	Hovnanian Enterprises Inc.
	Class A	1,056	28
	La-Z-Boy Inc.	1,543	22
*	Tempur-Pedic International Inc.	1,057	17
	Blyth, Inc.	769	16
*	WCI Communities, Inc.	1,031	16
*	Champion Enterprises, Inc.	2,264	15
*	Helen of Troy Ltd.	872	15
*	Interface, Inc.	1,104	14
	Kimball International, Inc.
	Class B	747	13
	M/I Homes, Inc.	369	12
*	Blount International, Inc.	1,096	10
	Brookfield Homes Corp.	381	9
*	Avatar Holding, Inc.	156	9
	Skyline Corp.	207	8
	Technical Olympic USA, Inc.	642	8
	CSS Industries, Inc.	283	8
*	Directed Electronics Inc.	406	6
	Levitt Corp. Class A	476	6
*	Russ Berrie and Co., Inc.	415	6
*	Palm Harbor Homes, Inc.	321	5
*	iRobot Corp.	280	5
			3,337
Internet & Catalog Retail (2.5%)
*	Liberty Media-Interactive A	20,189	385
*	Amazon.com, Inc.	9,436	291
*	IAC/InterActiveCorp	6,598	188
*	Expedia, Inc.	7,245	118
*	Nutri/System Inc.	922	46
*	Coldwater Creek Inc.	1,627	45
*	Netflix.com, Inc.	1,295	26
*	priceline.com, Inc.	775	26
*	VistaPrint Ltd.	838	21
*	Blue Nile Inc.	459	16
*	Stamps.com Inc.	612	12
*	ValueVision Media, Inc.	778	9
*	GSI Commerce, Inc.	586	8
*	FTD Group, Inc.	421	7
*	Overstock.com, Inc.	345	7
*	1-800-FLOWERS.COM, Inc.	824	4
*	Audible, Inc.	465	4
			1,213
Leisure Equipment & Products (1.8%)
	Mattel, Inc.	11,643	219
	Eastman Kodak Co.	8,612	183
	Hasbro, Inc.	4,757	97
	Brunswick Corp.	2,841	81
	SCP Pool Corp.	1,591	61
	Polaris Industries, Inc.	1,235	47
*	Marvel Entertainment, Inc.	1,913	41
	Callaway Golf Co.	2,219	30
*	RC2 Corp.	534	18
*	K2 Inc.	1,447	17
*	JAKKS Pacific, Inc.	780	13
	Oakley, Inc.	774	13
*	MarineMax, Inc.	551	13
	Nautilus Inc.	948	12
*	Leapfrog Enterprises, Inc.	840	6
	Arctic Cat, Inc.	342	6
	Marine Products Corp.	482	4
			861
Media (31.1%)
	Time Warner, Inc.	126,128	2,096
	The Walt Disney Co.	62,774	1,861
*	Comcast Corp. Class A	38,624	1,352
	News Corp., Class A	55,525	1,057
*	Comcast Corp. Special
	Class A	22,837	797
*	Viacom Inc. Class B	18,784	682
	The McGraw-Hill Cos., Inc.	10,749	601
	CBS Corp.	20,260	578
	Omnicom Group Inc.	5,149	450
	Clear Channel
	Communications, Inc.	14,523	422
	Gannett Co., Inc.	7,160	407
*	DIRECTV Group, Inc.	21,220	399
*	Liberty Media Capital A	4,038	349
	News Corp., Class B	16,539	329
*	Univision
	Communications Inc.	6,382	220
	NTL Inc.	8,209	217
*	EchoStar
	Communications Corp.
	Class A	6,161	196
	Tribune Co.	5,046	157
*	Sirius Satellite Radio, Inc.	38,047	156
*	Liberty Global, Inc. Class A	6,509	154
	Cablevision Systems
	NY Group Class A	6,412	149
*	Liberty Global, Inc. Series C	6,176	142
*	Lamar Advertising Co.
	Class A	2,572	135
	Washington Post Co.
	Class B	167	128
*	Interpublic Group of Cos., Inc.	13,144	121
	E.W. Scripps Co. Class A	2,646	120
*	Discovery Holding Co.
	Class A	7,673	108
*	XM Satellite Radio
	Holdings, Inc.	7,680	100
	New York Times Co. Class A	4,063	92
*	R.H. Donnelley Corp.	1,544	84
*	Getty Images, Inc.	1,590	72
	The McClatchy Co. Class A	1,652	67
	Dow Jones & Co., Inc.	1,607	58
	Meredith Corp.	1,135	54
	Belo Corp. Class A	2,703	44
	Harte-Hanks, Inc.	1,541	41
	John Wiley & Sons Class A	1,133	39
	Catalina Marketing Corp.	1,347	38
	Arbitron Inc.	939	35
	Reader’s Digest
	Association, Inc.	2,706	35
*	Live Nation	1,624	34
	Regal Entertainment Group
	Class A	1,550	31
*	RCN Corp.	1,126	29
*	Scholastic Corp.	955	29
*	Valassis Communications, Inc.	1,442	28
	Warner Music Group Corp.	1,112	28
	Lee Enterprises, Inc.	1,135	28
	ADVO, Inc.	956	27
*	DreamWorks Animation
	SKG, Inc.	1,254	26
	Entercom Communications Corp.	992	25
	Media General, Inc. Class A	633	25
*	Gemstar-TV Guide
	International, Inc.	7,397	24
*	Interactive Data Corp.	1,050	20
	Hearst-Argyle Television Inc.	848	19
*	TiVo Inc.	2,170	18
*	Charter Communications, Inc.	12,048	17
	Sun-Times Media Group, Inc.	2,253	17
*	Cox Radio, Inc.	1,032	16
	Westwood One, Inc.	2,081	15
	Journal Communications, Inc.	1,312	14
	Martha Stewart Living
	Omnimedia, Inc.	754	14
*	Radio One, Inc. Class D	2,104	13
*	Mediacom
	Communications Corp.	1,806	12
*	Entravision
	Communications Corp.	1,544	11
	Sinclair Broadcast Group, Inc.	1,461	11
*	Emmis Communications, Inc.	890	11
*	Morningstar, Inc.	290	11
	Courier Corp.	286	11
*	CKX, Inc.	1,024	10
*	Cumulus Media Inc.	954	10
*	Harris Interactive Inc.	1,548	9
	Citadel Broadcasting Corp.	995	9
	World Wrestling
	Entertainment, Inc.	531	9
*	ProQuest Co.	677	9
	Journal Register Co.	1,223	9
*	Fisher Communications, Inc.	178	8
	Gray Television, Inc.	1,175	8
*	Playboy Enterprises, Inc.
	Class B	692	7
*	Lin TV Corp.	876	6
	Salem Communications Corp.	395	5
*	Spanish Broadcasting
	System, Inc.	1,053	5
*	PRIMEDIA Inc.	3,036	5
*	Radio One, Inc.	360	2
	Beasley Broadcast Group, Inc.	150	1
			14,818
Multiline Retail (8.4%)
	Target Corp.	24,762	1,198
	Federated Department
	Stores, Inc.	16,540	628
*	Kohl’s Corp.	9,271	579
	J.C. Penney Co., Inc.
	(Holding Co.)	7,063	445
*	Sears Holdings Corp.	2,633	379
	Nordstrom, Inc.	6,421	240
	Dollar General Corp.	8,960	115
	Family Dollar Stores, Inc.	4,432	113
*	Dollar Tree Stores, Inc.	3,033	87
*	Big Lots Inc.	3,376	62
	Dillard’s Inc.	1,877	59
	Saks Inc.	3,606	52

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
*	99 Cents Only Stores	1,428	16
	Fred’s, Inc.	1,098	14
*	Retail Ventures, Inc.	812	12
	Tuesday Morning Corp.	914	12
*	Conn’s, Inc.	147	3
			4,014
Specialty Retail (20.4%)
	Home Depot, Inc.	62,229	2,134
	Lowe’s Cos., Inc.	44,421	1,202
	Best Buy Co., Inc.	12,482	587
	Staples, Inc.	21,921	495
	TJX Cos., Inc.	13,739	367
*	Office Depot, Inc.	8,810	324
	The Gap, Inc.	17,889	301
*	Bed Bath & Beyond, Inc.	8,478	286
	Limited Brands, Inc.	10,725	276
	Sherwin-Williams Co.	3,459	179
	Abercrombie & Fitch Co.	2,649	171
	Michaels Stores, Inc.	3,803	164
	American Eagle Outfitters, Inc.	4,068	157
*	AutoZone Inc.	1,727	156
	Tiffany & Co.	4,289	136
	Circuit City Stores, Inc.	5,302	125
*	CarMax, Inc.	3,152	119
	Foot Locker, Inc.	4,640	112
	Ross Stores, Inc.	4,335	106
	PETsMART, Inc.	4,232	106
*	Chico’s FAS, Inc.	5,427	100
	Advance Auto Parts, Inc.	3,225	97
	OfficeMax, Inc.	2,109	88
*	AutoNation, Inc.	4,481	87
*	AnnTaylor Stores Corp.	2,175	86
	Williams-Sonoma, Inc.	2,908	86
*	O’Reilly Automotive, Inc.	2,862	85
	Claire’s Stores, Inc.	2,677	73
	RadioShack Corp.	3,819	69
*	GameStop Corp. Class B	1,537	62
	Barnes & Noble, Inc.	1,664	60
*	Rent-A-Center, Inc.	2,107	57
	Men’s Wearhouse, Inc.	1,427	51
*	Payless ShoeSource, Inc.	2,053	48
*	Charming Shoppes, Inc.	3,619	48
*	Urban Outfitters, Inc.	2,985	47
*	PETCO Animal Supplies, Inc.	1,644	46
*	Dick’s Sporting Goods, Inc.	1,079	44
*	Tractor Supply Co.	1,001	43
*	Aeropostale, Inc.	1,636	41
*	The Children’s Place
	Retail Stores, Inc.	693	40
*	Zale Corp.	1,485	40
	Borders Group, Inc.	2,028	39
*	Tween Brands, Inc.	997	34
*	The Gymboree Corp.	983	33
*	Select Comfort Corp.	1,624	32
*	The Pantry, Inc.	642	30
*	Pacific Sunwear of
	California, Inc.	2,175	29
	Group 1 Automotive, Inc.	651	29
	Aaron Rents, Inc. Class B	1,238	29
*	Guitar Center, Inc.	761	29
	Christopher & Banks Corp.	1,086	26
	United Auto Group, Inc.	1,290	26
*	Hibbett Sporting Goods, Inc.	1,078	26
*	The Dress Barn, Inc.	1,388	25
*	Guess ?, Inc.	541	22
	Stage Stores, Inc.	827	22
*	Cabela’s Inc.	1,031	21
	Cato Corp. Class A	864	20
	The Pep Boys
	(Manny, Moe & Jack)	1,585	20
*	Genesco, Inc.	704	19
	Sonic Automotive, Inc.	894	19
	bebe stores, inc.	819	18
	Pier 1 Imports Inc.	2,590	17
*	CSK Auto Corp.	1,357	15
	Talbots Inc.	696	15
	Finish Line, Inc.	1,328	15
*	GameStop Corp. Class A	314	14
*	Jos. A. Bank Clothiers, Inc.	525	13
	Lithia Motors, Inc.	508	13
*	Blockbuster Inc. Class A	3,172	13
*	Hot Topic, Inc.	1,248	12
*	DSW Inc. Class A	431	12
*	Charlotte Russe Holding Inc.	435	12
	Big 5 Sporting Goods Corp.	593	12
	Monro Muffler Brake, Inc.	353	11
*	Zumiez Inc.	451	10
	Stein Mart, Inc.	822	10
*	Build-A-Bear-Workshop, Inc.	462	10
*	Jo-Ann Stores, Inc.	661	10
	The Buckle, Inc.	239	8
	Asbury Automotive Group, Inc.	373	8
	Haverty Furniture Cos., Inc.	588	8
*	A.C. Moore Arts & Crafts, Inc.	454	8
*	New York & Co., Inc.	617	7
*	Citi Trends Inc.	209	7
*	Cost Plus, Inc.	639	7
*	Blockbuster Inc. Class B	2,014	7
*	West Marine, Inc.	500	7
	Deb Shops, Inc.	137	3
			9,733
Textiles, Apparel & Luxury Goods (3.9%)
NIKE, Inc. Class B	5,569	450
* Coach, Inc.	11,590	350
VF Corp.	2,657	186
Liz Claiborne, Inc.	3,140	117
Polo Ralph Lauren Corp.	1,849	109
Jones Apparel Group, Inc.	3,420	107
Phillips-Van Heusen Corp.	1,665	64
* Quiksilver, Inc.	3,688	52
* Timberland Co.	1,535	44
Wolverine World Wide, Inc.	1,552	39
* Under Armour, Inc.	906	31
* Carter’s, Inc.	1,288	30
* The Warnaco Group, Inc.	1,430	29
* Fossil, Inc.	1,474	28
Brown Shoe Co., Inc.	790	25
Steven Madden, Ltd.	591	22
Kellwood Co.	768	21
* Columbia Sportswear Co.	428	21
K-Swiss, Inc.	730	20
Oxford Industries, Inc.	461	19
* Skechers U.S.A., Inc.	762	17
The Stride Rite Corp.	1,021	14
Movado Group, Inc.	572	13
UniFirst Corp.	401	12
* True Religion Apparel, Inc.	405	8
* Volcom, Inc.	341	8
Kenneth Cole Productions, Inc.	322	8
Xerium Technologies Inc.	401	4
		1,848
Total Common Stocks
(Cost $50,053)		47,454
Temporary Cash Investment (0.5%)
[1] Vanguard Market
Liquidity Fund 5.293%
(Cost $246)	246,271	246
Total Investments (100.0%)
(Cost $50,299)		47,700
Other Assets and Liabilities (0.0%)
Other Assets—Note B		268
Liabilities		(291)
		(23)
Net Assets (100%)		47,677

At August 31, 2006, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	50,348
Undistributed Net Investment Income	269
Accumulated Net Realized Losses	(341)
Unrealized Depreciation	(2,599)
Net Assets	47,677

Admiral Shares—Net Assets
Applicable to 23,172 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	626
Net Asset Value Per Share—
Admiral Shares	$27.03

ETF Shares—Net Assets
Applicable to 900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	47,051
Net Asset Value Per Share—
ETF Shares	$52.28

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	476
Interest[1]	3
Total Income	479
Expenses
The Vanguard Group—Note B
Investment Advisory Services	8
Management and Administrative
Admiral Shares	1
ETF Shares	32
Marketing and Distribution
Admiral Shares	—
ETF Shares	11
Custodian Fees	28
Auditing Fees	20
Shareholders’ Reports
Admiral Shares	—
ETF Shares	2
Total Expenses	102
Net Investment Income	377
Realized Net Gain (Loss) on
Investment Securities Sold	1,273
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(2,542)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(892)

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	377	136
Realized Net Gain (Loss)	1,273	1,483
Change in Unrealized Appreciation (Depreciation)	(2,542)	1,242
Net Increase (Decrease) in Net Assets Resulting from Operations	(892)	2,861
Distributions
Net Investment Income
Admiral Shares	(2)	—
ETF Shares	(216)	(105)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(218)	(105)
Capital Share Transactions—Note F
Admiral Shares	550	100
ETF Shares	15,947	10,639
Net Increase (Decrease) from Capital Share Transactions	16,497	10,739
Total Increase (Decrease)	15,387	13,495
Net Assets
Beginning of Period	32,290	18,795
End of Period[2]	47,677	32,290

1	Interest income from an affiliated company of the fund was $3,000.
2	Net Assets—End of Period includes undistributed net investment income of $269,000 and $110,000.

Consumer Discretionary Index Fund

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
	Year
	Ended	July 14[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$27.75	$28.29
Investment Operations
Net Investment Income	.245[2]	.16[2]
Net Realized and Unrealized Gain (Loss) on Investments	(.808)	(.70)
Total from Investment Operations	(.563)	(.54)
Distributions
Dividends from Net Investment Income	(.157)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.157)	—
Net Asset Value, End of Period	$27.03	$27.75

Total Return[3]	–2.03%	–1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$0.6	$0.1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	0.89%	0.67%[4]
Portfolio Turnover Rate[5]	10%	13%

ETF Shares

	Year Ended		Jan. 26[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$53.65	$46.99	$50.09
Investment Operations
Net Investment Income	.494[2]	.35[2]	.20
Net Realized and Unrealized Gain (Loss) on Investments	(1.556)	6.66	(3.30)
Total from Investment Operations	(1.062)	7.01	(3.10)
Distributions
Dividends from Net Investment Income	(.308)	(.35)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.308)	(.35)	—
Net Asset Value, End of Period	$52.28	$53.65	$46.99

Total Return	–1.99%	14.91%	–6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$47	$32	$19
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	0.92%	0.69%	0.68%[4]
Portfolio Turnover Rate[5]	10%	13%	11%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5

Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $4,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.004% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $1,546,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $289,000 of ordinary income available for distribution. The fund had available realized losses of $339,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, and $217,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $50,301,000. Net unrealized depreciation of investment securities for tax purposes was $2,601,000, consisting of unrealized gains of $2,247,000 on securities that had risen in value since their purchase and $4,848,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $56,434,000 of investment securities and sold $39,762,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	737	27	100	4
Issued in Lieu of Cash Distributions	1	—	—	—
Redeemed[1]	(188)	(7)	—	—
Net Increase (Decrease)—Admiral Shares	550	20	100	4
ETF Shares
Issued	51,989	1,000	31,226	600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(36,042)	(700)	(20,587)	(400)
Net Increase (Decrease)—ETF Shares	15,947	300	10,639	200

1	Net of redemption fees of $2,000 and $0 (fund totals).

Consumer Staples Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	105	104	2,477
Median Market Cap	$38.2B	$105.6B	$30.8B
Price/Earnings Ratio	20.5x	20.2x	17.4x
Price/Book Ratio	3.7x	4.0x	2.7x
Yield		2.2%	1.8%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	27.4%	29.3%	17.8%
Earnings Growth Rate	11.1%	11.4%	16.7%
Foreign Holdings	0.9%	0.9%	0.0%
Turnover Rate	14%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Agricultural Products	3%
Brewers	4
Distillers & Vintners	1
Drug Retail	7
Food Distributors	3
Food Retail	5
Household Products	21
Hypermarkets & Super Centers	9
Packaged Foods & Meats	15
Personal Products	4
Soft Drinks	13
Tobacco	15

Ten Largest Holdings[3] (% of total net assets)

The Procter & Gamble Co.	14.2%
Altria Group, Inc.	11.9
Wal-Mart Stores, Inc.	6.8
PepsiCo, Inc.	6.5
The Coca-Cola Co.	5.5
Walgreen Co.	4.1
Anheuser-Busch Cos., Inc.	3.2
Colgate-Palmolive Co.	2.6
Kimberly-Clark Corp.	2.5
CVS Corp.	2.3
Top Ten	59.6%

1	MSCI US IMI/Consumer Staples.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Consumer Staples Index Fund ETF Shares
Net Asset Value	11.91%	9.26%	$12,582
Consumer Staples Index Fund ETF Shares
Market Price	12.14	9.30	12,596
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Consumer Staples	12.34	9.10	12,535

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares[2]	11.92%	9.47%	$126,328
MSCI US IMI/2500	8.91	8.56	123,656
MSCI US IMI/Consumer Staples	12.34	9.32	125,897

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Consumer Staples Index Fund ETF Shares Market Price	12.14%	25.96%
Consumer Staples Index Fund ETF Shares Net Asset Value	11.91	25.82
MSCI US IMI/Consumer Staples	12.34	25.35

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		8.13%	7.72%
Net Asset Value		7.86	7.59
Admiral Shares[2]	1/30/2004	7.84	7.80

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, January 30, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 19 for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Beverages (18.4%)
	PepsiCo, Inc.	215,726	14,083
	The Coca-Cola Co.	264,041	11,832
	Anheuser-Busch Cos., Inc.	139,198	6,874
	Coca-Cola Enterprises, Inc.	56,105	1,251
*	Constellation Brands, Inc.
	Class A	43,569	1,189
	Molson Coors Brewing Co.
	Class B	15,672	1,102
	The Pepsi Bottling Group, Inc.	31,442	1,101
	Brown-Forman Corp. Class B	11,183	861
*	Hansen Natural Corp.	19,390	534
	PepsiAmericas, Inc.	21,676	498
*	Boston Beer Co., Inc.
	Class A	9,065	291
	Coca-Cola Bottling Co.	4,788	281
			39,897
Food & Staples Retailing (23.6%)
	Wal-Mart Stores, Inc.	329,390	14,730
	Walgreen Co.	180,622	8,934
	CVS Corp.	149,384	5,012
	Costco Wholesale Corp.	87,082	4,075
	Sysco Corp.	115,166	3,615
	The Kroger Co.	129,438	3,082
	Safeway, Inc.	85,915	2,657
	Whole Foods Market, Inc.	28,843	1,547
	SuperValu Inc.	44,322	1,266
*	Rite Aid Corp.	136,553	593
*	BJ’s Wholesale Club, Inc.	20,990	553
	Longs Drug Stores, Inc.	10,140	461
*	United Natural Foods, Inc.	14,989	435
	Casey’s General Stores, Inc.	17,850	422
	Ruddick Corp.	15,420	398
*	Performance Food Group Co.	15,516	382
	Andersons, Inc.	8,480	348
*	Central European
	Distribution Corp.	14,048	324
* Wild Oats Markets Inc.	19,484	318
The Great Atlantic &
Pacific Tea Co., Inc.	13,709	314
Weis Markets, Inc.	7,907	312
Ingles Markets, Inc.	11,523	295
The Topps Co., Inc.	33,434	292
Nash-Finch Co.	12,671	290
* Smart & Final Inc.	16,825	279
		50,934
Food Products (18.2%)
Archer-Daniels-Midland Co.	108,293	4,458
General Mills, Inc.	63,294	3,432
H.J. Heinz Co.	63,955	2,676
Kellogg Co.	49,102	2,489
Sara Lee Corp.	146,541	2,437
ConAgra Foods, Inc.	100,405	2,390
The Hershey Co.	33,541	1,810
Campbell Soup Co.	45,567	1,712
Kraft Foods Inc.	44,615	1,513
Bunge Ltd.	25,109	1,415
Wm. Wrigley Jr. Co.	27,496	1,276
* Dean Foods Co.	29,809	1,181
McCormick & Co., Inc.	27,212	991
Tyson Foods, Inc.	58,499	862
* Smithfield Foods, Inc.	25,471	765
Hormel Foods Corp.	19,724	723
J.M. Smucker Co.	14,513	706
Corn Products
International, Inc.	19,773	682
Del Monte Foods Co.	56,819	631
Flowers Foods, Inc.	18,446	501
Delta & Pine Land Co.	12,000	485
* Ralcorp Holdings, Inc.	9,425	466
Lancaster Colony Corp.	9,862	435
Pilgrim’s Pride Corp.	17,283	421
* Gold Kist Inc.	20,606	415
* Hain Celestial Group, Inc.	16,429	387
* TreeHouse Foods Inc.	14,558	371
Chiquita Brands
International, Inc.	21,465	363
Tootsie Roll Industries, Inc.	12,028	349
Sanderson Farms, Inc.	10,995	344
Seaboard Corp.	243	340
Lance, Inc.	14,070	321
Reddy Ice Holdings, Inc.	13,357	317
J & J Snack Foods Corp.	9,835	311
Premium Standard Farms Inc.	18,190	308
* Peet’s Coffee & Tea Inc.	11,990	302
Alico, Inc.	4,775	281
Farmer Brothers, Inc.	12,589	266
Wm. Wrigley Jr. Co. Class B	3,993	184
		39,316
Household Products (21.3%)
The Procter & Gamble Co.	494,528	30,611
Colgate-Palmolive Co.	93,527	5,599
Kimberly-Clark Corp.	83,844	5,324
The Clorox Co.	30,279	1,811
* Energizer Holdings, Inc.	13,737	918
Church & Dwight, Inc.	17,567	676
* Central Garden and Pet Co.	9,337	409
WD-40 Co.	9,590	333
* Spectrum Brands Inc.	37,768	301
		45,982
Personal Products (3.7%)
Avon Products, Inc.	86,783	2,492
Estee Lauder Cos. Class A	27,441	1,011
Alberto-Culver Co. Class B	19,215	946
* NBTY, Inc.	17,694	564
* Herbalife Ltd.	13,965	456
Nu Skin Enterprises, Inc.	24,296	421
* Chattem, Inc.	9,836	341
* Playtex Products, Inc.	25,730	338
* USANA Health Sciences, Inc.	7,248	324
* Elizabeth Arden, Inc.	21,252	309
* Prestige Brands Holdings Inc.	30,559	306
Mannatech, Inc.	19,448	282
* Revlon, Inc. Class A	214,633	279
		8,069
Tobacco (14.8%)
Altria Group, Inc.	307,487	25,684
Reynolds American Inc.	34,534	2,247
UST, Inc.	32,555	1,721
Carolina Group	22,902	1,311
Universal Corp. (VA)	10,713	414
Vector Group Ltd.	18,323	316
Alliance One
International, Inc.	73,162	295
		31,988
Total Investments (100.0%)
(Cost $198,972)		216,186
Other Assets and Liabilities (0.0%)
Other Assets—Note B		2,222
Liabilities		(2,185)
		37
Net Assets (100%)		216,223

At August 31, 2006, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	198,556
Undistributed Net Investment Income	1,534
Accumulated Net Realized Losses	(1,081)
Unrealized Appreciation	17,214
Net Assets	216,223

Admiral Shares—Net Assets
Applicable to 183,829 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,617
Net Asset Value Per Share—
Admiral Shares	$30.56

ETF Shares—Net Assets
Applicable to 3,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	210,606
Net Asset Value Per Share—
ETF Shares	$61.94

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	2,427
Interest[1]	2
Total Income	2,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	18
Management and Administrative
Admiral Shares	7
ETF Shares	194
Marketing and Distribution
Admiral Shares	2
ETF Shares	27
Custodian Fees	4
Auditing Fees	20
Shareholder’s Reports
Admiral Shares	2
ETF Shares	6
Total Expenses	280
Net Investment Income	2,149
Realized Net Gain (Loss) on
Investment Securities Sold	(1,072)
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	15,111
Net Increse (Decrease) in Net Assets
Resulting from Operations	16,188

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease in Net Assets
Operations
Net Investment Income	2,149	652
Realized Net Gain (Loss)	(1,072)	(10)
Unrealized Appreciation (Depreciation)	15,111	1,835
Net Increase (Decrease) in Net Assets Resulting from Operations	16,188	2,477
Distributions
Net Investment Income
Admiral Shares	(51)	(16)
ETF Shares	(1,054)	(341)
Realized Capital Gain[2]
Admiral Shares	—	(4)
ETF Shares	—	(96)
Total Distributions	(1,105)	(457)
Capital Share Transactions—Note F
Admiral Shares	1,104	3,109
ETF Shares	123,168	49,996
Net Increase (Decrease) from Capital Share Transactions	124,272	53,105
Total Increase (Decrease)	139,355	55,125
Net Assets
Beginning of Period	76,868	21,743
End of Period[3]	216,223	76,868

1	Interest income from an affiliated company of the fund was $2,000.
2	Includes fiscal 2006 and 2005 short-term gain distributions totaling $0 and $100,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3	Net Assets—End of Period includes undistributed net investment income of $1,534,000 and $490,000.

Consumer Staples Index Fund

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

	Year Ended		Jan. 30[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$27.64	$25.82	$25.00
Investment Operations
Net Investment Income	.547[2]	.427[2]	.24
Net Realized and Unrealized Gain (Loss) on Investments	2.716	1.952	.58
Total from Investment Operations	3.263	2.379	.82
Distributions
Dividends from Net Investment Income	(.343)	(.440)	—
Distributions from Realized Capital Gains	—	(.119)	—
Total Distributions	(.343)	(.559)	—
Net Asset Value, End of Period	$30.56	$27.64	$25.82

Total Return[3]	11.92%	9.29%	3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$4	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.90%	1.69%	1.51%[4]
Portfolio Turnover Rate[5]	14%	7%	20%

ETF Shares

	Year Ended		Jan. 26[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$56.03	$52.28	$50.84
Investment Operations
Net Investment Income	1.090[2]	.950[2]	.47
Net Realized and Unrealized Gain (Loss) on Investments	5.523	3.894	.97
Total from Investment Operations	6.613	4.844	1.44
Distributions
Dividends from Net Investment Income	(.703)	(.853)	—
Distributions from Realized Capital Gains	—	(.241)	—
Total Distributions	(.703)	(1.094)	—
Net Asset Value, End of Period	$61.94	$56.03	$52.28

Total Return	11.91%	9.33%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$211	$73	$21
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.93%	1.71%	1.51%[4]
Portfolio Turnover Rate[5]	14%	7%	20%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5

Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2006, the fund had $1,592,000 of ordinary income available for distribution. The fund had available realized losses of $1,078,000 to offset future net capital gains of $276,000 through August 31, 2014, and $802,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $198,983,000. Net unrealized appreciation of investment securities for tax purposes was $17,203,000, consisting of unrealized gains of $19,441,000 on securities that had risen in value since their purchase and $2,238,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $141,856,000 of investment securities and sold $16,536,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,868	65	3,792	140
Issued in Lieu of Cash Distributions	50	2	12	—
Redeemed[1]	(814)	(29)	(695)	(26)
Net Increase (Decrease)—Admiral Shares	1,104	38	3,109	114
ETF Shares
Issued	123,168	2,100	49,996	900
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—ETF Shares	123,168	2,100	49,996	900

1	Net of redemption fees of $4,000 and $7,000.

Energy Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	147	147	2,477
Median Market Cap	$43.7B	$72.6B	$30.8B
Price/Earnings Ratio	10.7x	10.6x	17.4x
Price/Book Ratio	2.6x	2.7x	2.7x
Yield		1.4%	1.8%
Admiral Shares	1.2%
ETF Shares	1.2%
Return on Equity	20.0%	20.8%	17.8%
Earnings Growth Rate	33.3%	32.7%	16.7%
Foreign Holdings	0.3%	0.3%	0.0%
Turnover Rate	21%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Coal & Consumable Fuels	2%
Integrated Oil & Gas	49
Oil & Gas Drilling	7
Oil & Gas Equipment & Services	19
Oil & Gas Exploration & Production	16
Oil & Gas Refining & Marketing	4
Oil & Gas Storage & Transportation	3

Ten Largest Holdings[3] (% of total net assets)

ExxonMobil Corp.	22.2%
Chevron Corp.	11.4
ConocoPhillips Co.	8.1
Schlumberger Ltd.	6.3
Occidental Petroleum Corp.	3.2
Valero Energy Corp.	2.6
Halliburton Co.	2.5
Marathon Oil Corp.	2.2
Devon Energy Corp.	1.9
Baker Hughes, Inc.	1.8
Top Ten	62.2%

1	MSCI US IMI/Energy.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2006

Initial Investment of $10,000.

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Energy Index Fund ETF Shares Net Asset Value	12.31%	30.14%	$16,654
Energy Index Fund ETF Shares Market Price	12.53	30.19	16,666
MSCI US IMI/2500	8.91	12.04	12,462
MSCI US IMI/Energy	12.44	29.08	16,394

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Energy Index Fund Admiral Shares[2]	12.27%	27.03%	$157,483
MSCI US IMI/2500	8.91	11.04	121,999
MSCI US IMI/Energy	12.44	25.80	154,603

Fiscal-Year Total Returns (%):

September 23, 2004–August 31, 2006

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Energy Index Fund ETF Shares Market Price	12.53%	66.66%
Energy Index Fund ETF Shares Net Asset Value	12.31	66.54
MSCI US IMI/Energy	12.44	63.94

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		29.91%	34.50%
Net Asset Value		29.79	34.46
Admiral Shares[2]	10/7/2004	29.77	31.04

1	Inception dates are: for ETF Shares, September 23, 2004; for Admiral Shares, October 7, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 26 for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Energy Equipment & Services (25.6%)
	Oil & Gas Drilling (6.9%)
*	Transocean Inc.	101,353	6,765
	GlobalSantaFe Corp.	75,410	3,712
*	Nabors Industries, Inc.	97,514	3,206
	Noble Corp.	42,499	2,779
	ENSCO International, Inc.	49,265	2,202
	Patterson-UTI Energy, Inc.	57,249	1,569
	Diamond Offshore
	Drilling, Inc.	21,420	1,553
*	Pride International, Inc.	54,589	1,415
	Rowan Cos., Inc.	36,879	1,261
	Helmerich & Payne, Inc.	36,167	887
*	Unit Corp.	14,756	778
*	Todco Class A	20,690	766
*	Grey Wolf, Inc.	81,163	593
*	Atwood Oceanics, Inc.	10,981	472
*	Parker Drilling Co.	58,169	413
*	Pioneer Drilling Co.	27,206	383
*	Hercules Offshore, Inc.	8,405	268
*	Bronco Drilling Co., Inc.	10,251	199

	Oil & Gas Equipment & Services (18.7%)
	Schlumberger Ltd.	435,517	26,697
	Halliburton Co.	318,053	10,375
	Baker Hughes, Inc.	106,187	7,558
*	Weatherford International Ltd.	109,716	4,718
*	National Oilwell Varco Inc.	54,009	3,527
	BJ Services Co.	100,221	3,439
	Smith International, Inc.	66,822	2,805
*	Cameron International Corp.	37,728	1,808
*	Grant Prideco, Inc.	42,646	1,771
*	FMC Technologies Inc.	22,037	1,296
*	Maverick Tube Corp.	15,178	975
*	Superior Energy Services, Inc.	28,961	925
	Tidewater Inc.	19,149	912

*	Veritas DGC Inc.	13,025	776
*	Core Laboratories NV	10,373	761
*	Oceaneering
	International, Inc.	19,761	711
*	TETRA Technologies, Inc.	24,739	688
*	Hanover Compressor Co.	33,409	629
*	SEACOR Holdings Inc.	6,920	602
*	Universal Compression
	Holdings, Inc.	11,049	601
*	W-H Energy Services, Inc.	11,451	578
*	Global Industries Ltd.	31,509	565
*	Hydrill Co.	7,840	513
*	Oil States International, Inc.	15,376	491
*	Lone Star Technologies, Inc.	10,705	485
*	Dresser Rand Group, Inc.	21,620	442
*	NS Group Inc.	9,259	421
*	Bristow Group, Inc.	10,393	388
	Lufkin Industries, Inc.	5,811	366
*	Input/Output, Inc.	34,948	348
*	Hornbeck Offshore
	Services, Inc.	10,228	344
*	Dril-Quip, Inc.	4,444	341
	CARBO Ceramics Inc.	8,514	340
*	Trico Marine Services, Inc.	9,086	326
*	Newpark Resources, Inc.	56,693	314
*	Willbros Group, Inc.	16,905	302
*	Basic Energy Services Inc.	9,755	279
*	Gulfmark Offshore, Inc.	8,214	249
	RPC Inc.	12,134	248
*	Superior Well Services, Inc.	5,235	113
*	SulphCo, Inc.	10,545	70
			108,318
Oil—Crude Producers (74.5%)
	Coal & Consumable Fuels (2.3%)
	Peabody Energy Corp.	81,549	3,594
	CONSOL Energy, Inc.	58,876	2,147
	Arch Coal, Inc.	41,684	1,365
	Massey Energy Co.	27,251	688
*	KFX, Inc.	34,088	546
	Foundation Coal
	Holdings, Inc.	14,056	505
*	Alpha Natural Resources, Inc.	20,902	379
	USEC Inc.	37,440	379
*	James River Coal Co.	12,591	185
*	International Coal Group, Inc.	21,084	132

	Integrated Oil & Gas (48.6%)
	ExxonMobil Corp.	1,385,224	93,738
	Chevron Corp.	746,603	48,081
	ConocoPhillips Co.	542,544	34,414
	Occidental Petroleum Corp.	263,462	13,434
	Marathon Oil Corp.	112,820	9,420
	Hess Corp.	77,546	3,550
	Murphy Oil Corp.	52,904	2,588
*	CNX Gas Corp.	12,828	331

	Oil & Gas Exploration & Production (15.9%)
	Devon Energy Corp.	130,476	8,153
	Apache Corp.	102,835	6,713
	Anadarko Petroleum Corp.	139,028	6,522
	XTO Energy, Inc.	105,346	4,822
	EOG Resources, Inc.	73,849	4,787
	Chesapeake Energy Corp.	122,947	3,881
	Noble Energy, Inc.	55,912	2,763
*	Ultra Petroleum Corp.	48,847	2,425
*	Southwestern Energy Co.	54,262	1,864
*	Newfield Exploration Co.	41,598	1,799
	Pioneer Natural Resources Co.	41,741	1,741
*	Denbury Resources, Inc.	40,190	1,246
	Range Resources Corp.	43,621	1,221
*	Plains Exploration &
	Production Co.	26,948	1,186
*	Helix Energy Solutions
	Group, Inc.	30,069	1,156
	Cimarex Energy Co.	27,519	1,054
	Pogo Producing Co.	20,602	915
	Cabot Oil & Gas Corp.	17,668	902
	St. Mary Land &
	Exploration Co.	20,593	840
*	Forest Oil Corp.	21,871	741
*	Houston Exploration Co.	10,991	705
*	Cheniere Energy, Inc.	20,469	673
*	Quicksilver Resources, Inc.	17,305	651
*	Whiting Petroleum Corp.	14,180	638
*	Petrohawk Energy Corp.	56,555	631
	Penn Virginia Corp.	7,423	527
*	Swift Energy Co.	11,758	515
*	Encore Acquisition Co.	18,104	490
*	Comstock Resources, Inc.	16,667	479
*	Delta Petroleum Corp.	22,765	476
*	Parallel Petroleum Corp.	19,059	457
	Berry Petroleum Class A	14,594	456
	W&T Offshore, Inc.	14,163	454
*	Stone Energy Corp.	10,130	447
*	Energy Partners, Ltd.	16,724	417
*	Atlas America, Inc.	8,565	394
*	Petroleum Development Corp.	8,981	383
*	ATP Oil & Gas Corp.	9,132	357
*	Bill Barrett Corp.	12,181	352
*	Warren Resources Inc.	20,953	303
*	Carrizo Oil & Gas, Inc.	10,629	296
*	Mariner Energy Inc.	14,583	276
*	Harvest Natural
	Resources, Inc.	20,731	265
*	PetroQuest Energy, Inc.	21,908	264
*	Goodrich Petroleum Corp.	8,097	257

*	McMoRan Exploration Co.	11,771	219
*	Endeavor International Corp.	69,353	203
*	The Meridian Resource Corp.	45,617	153
*	Brigham Exploration Co.	19,368	136
*	GeoGlobal Resources Inc.	24,263	131
*	Pacific Ethanol, Inc.	5,399	100
*	Bois d’Arc Energy, Inc.	5,532	91

	Oil & Gas Refining & Marketing (4.4%)
	Valero Energy Corp.	190,264	10,921
	Sunoco, Inc.	41,409	2,978
	Tesoro Petroleum Corp.	22,644	1,463
	Frontier Oil Corp.	36,386	1,190
	Holly Corp.	13,958	640
*	Giant Industries, Inc.	5,840	477
	World Fuel Services Corp.	10,725	387
	Alon USA Energy, Inc.	7,444	261
*	Syntroleum Corp.	22,574	109

	Oil & Gas Storage & Transportation (3.3%)
	Williams Cos., Inc.	175,979	4,334
	Kinder Morgan, Inc.	34,721	3,623
	El Paso Corp.	216,799	3,148
*	Kinder Morgan
	Management, LLC	17,503	739

Energy Index Fund

		Market
		Value•
	Shares	($000)
Overseas Shipholding
Group Inc.	11,039	736
OMI Corp.	25,033	564
General Maritime Corp.	8,489	319
Crosstex Energy, Inc.	3,052	281
* Enbridge Energy
Management LLC	5,693	267
		314,840
Total Investments (100.1%)
(Cost $370,403)		423,158
Other Assets and Liabilities (–0.1%)
Other Assets—Note B		1,334
Liabilities		(1,548)
		(214)
Net Assets (100%)		422,944

At August 31, 2006, net assets consisted of: [1]
Amount
($000)
Paid in Capital	368,086
Undistributed Net Investment Income	3,485
Accumulated Net Realized Losses	(1,382)
Unrealized Appreciation	52,755
Net Assets	422,944

Admiral Shares—Net Assets
Applicable to 2,053,170 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	82,865
Net Asset Value Per Share—
Admiral Shares	$40.36

ETF Shares—Net Assets
Applicable to 4,203,632 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	340,079
Net Asset Value Per Share—
ETF Shares	$80.90

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	5,103
Interest[1]	19
Total Income	5,122
Expenses
The Vanguard Group—Note B
Investment Advisory Services	38
Management and Administrative
Admiral Shares	142
ETF Shares	567
Marketing and Distribution
Admiral Shares	20
ETF Shares	35
Custodian Fees	19
Auditing Fees	21
Shareholders’ Reports
Admiral Shares	29
ETF Shares	18
Total Expenses	889
Net Investment Income	4,233
Realized Net Gain (Loss) on
Investment Securities Sold	16,291
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	11,499
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,023

Statement of Changes in Net Assets

		Sept. 23,
	Year Ended	2004[2] to
	Aug. 31,	Aug. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	4,233	2,036
Realized Net Gain (Loss)	16,291	2,416
Change in Unrealized Appreciation (Depreciation)	11,499	41,256
Net Increase (Decrease) in Net Assets Resulting from Operations	32,023	45,708
Distributions
Net Investment Income
Admiral Shares	(618)	(2)
ETF Shares	(2,034)	(130)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,652)	(132)
Capital Share Transactions—Note F
Admiral Shares	15,324	51,140
ETF Shares	135,972	145,561
Net Increase (Decrease) from Capital Share Transactions	151,296	196,701
Total Increase (Decrease)	180,667	242,277
Net Assets
Beginning of Period	242,277	—
End of Period[3]	422,944	242,277

1	Interest income from an affiliated company of the fund was $19,000.
2	Inception.
3	Net Assets—End of Period includes undistributed net investment income of $3,485,000 and $1,904,000.

Energy Index Fund

Financial Highlights

Admiral Shares
	Year	Oct. 7,
	Ended	2004[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$36.29	$25.98
Investment Operations
Net Investment Income	.46[2]	.588[2,3]
Net Realized and Unrealized Gain (Loss) on Investments	3.96	9.833
Total from Investment Operations	4.42	10.421
Distributions
Dividends from Net Investment Income	(.35)	(.111)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.35)	(.111)
Net Asset Value, End of Period	$40.36	$36.29

Total Return[4]	12.27%	40.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$83	$60
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[5]
Ratio of Net Investment Income to Average Net Assets	1.20%	1.95%[3,5]
Portfolio Turnover Rate[6]	21%	16%

ETF Shares
	Year	Sept. 23,
	Ended	2004[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$72.72	$49.24
Investment Operations
Net Investment Income	.966[2]	1.169[2,7]
Net Realized and Unrealized Gain (Loss) on Investments	7.915	22.527
Total from Investment Operations	8.881	23.696
Distributions
Dividends from Net Investment Income	(.701)	(.216)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.701)	(.216)
Net Asset Value, End of Period	$80.90	$72.72

Total Return	12.31%	48.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$340	$182
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%[5]
Ratio of Net Investment Income to Average Net Assets	1.23%	1.97%[5,7]
Portfolio Turnover Rate[6]	21%	16%

1 Inception.

2	Calculated based on average shares outstanding.
3

Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

4	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
7

Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $17,637,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $3,630,000 of ordinary income available for distribution. The fund had available realized losses of $1,240,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, and $446,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $370,545,000. Net unrealized appreciation of investment securities for tax purposes was $52,613,000, consisting of unrealized gains of $55,108,000 on securities that had risen in value since their purchase and $2,495,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $284,806,000 of investment securities and sold $131,256,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended		September 23, 2004[1]
	August 31, 2006		to August 31, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	31,354	808	53,398	1,741
Issued in Lieu of Cash Distributions	548	15	2	—
Redeemed[2]	(16,578)	(436)	(2,260)	(74)
Net Increase (Decrease)—Admiral Shares	15,324	387	51,140	1,667
ETF Shares
Issued	203,625	2,604	162,797	2,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(67,653)	(900)	(17,236)	(300)
Net Increase (Decrease)—ETF Shares	135,972	1,704	145,561	2,500

1	Inception.
2	Net of redemption fees of $112,000 and $46,000.

Financials Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	548	548	2,477
Median Market Cap	$30.6B	$30.6B	$30.8B
Price/Earnings Ratio	14.9x	14.9x	17.4x
Price/Book Ratio	2.0x	2.0x	2.7x
Yield		2.7%	1.8%
Admiral Shares	2.5%
ETF Shares	2.6%
Return on Equity	15.8%	15.9%	17.8%
Earnings Growth Rate	14.4%	14.4%	16.7%
Foreign Holdings	0.1%	0.1%	0.0%
Turnover Rate	6%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Asset Management & Custody Banks	5%
Consumer Finance	3
Diversified Banks	8
Diversified REITs	1
Industrial REITs	1
Insurance Brokers	1
Investment Banking & Brokerage	9
Life & Health Insurance	5
Mortgage REITs	1
Multiline Insurance	6
Office REITs	2
Other Diversified Financial Services	20
Property & Casualty Insurance	8
Real Estate Management & Development	1
Regional Banks	11
Reinsurance	1
Residential REITs	2
Retail REITs	3
Specialized Finance	2
Specialized REITs	2
Thrifts & Mortgage Finance	8

Ten Largest Holdings[3] (% of total net assets)

Citigroup, Inc.	7.7%
Bank of America Corp.	7.4
JPMorgan Chase & Co.	4.9
American International Group, Inc.	4.2
Wells Fargo & Co.	3.5
Wachovia Corp.	2.8
Merrill Lynch & Co., Inc.	2.0
Morgan Stanley	2.0
The Goldman Sachs Group, Inc.	1.8
American Express Co.	1.8
Top Ten	38.1%

1	MSCI US IMI/Financials.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Financials Index Fund ETF Shares Net Asset Value	15.82%	8.61%	$12,391
Financials Index Fund ETF Shares Market Price	16.47	8.76	12,433
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Financials	16.05	8.83	12,456

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Financials Index Fund Admiral Shares[2]	15.76%	9.39%	$125,957
MSCI US IMI/2500	8.91	8.89	124,475
MSCI US IMI/Financials	16.05	9.63	126,662

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Financials Index Fund ETF Shares Market Price	16.47%	24.33%
Financials Index Fund ETF Shares Net Asset Value	15.82	23.91
MSCI US IMI/Financials	16.05	24.56

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		12.17%	7.78%
Net Asset Value		12.13	7.77
Admiral Shares[2]	2/4/2004	12.08	8.59

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, February 4, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 35 for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (13.9%)
	Merrill Lynch & Co., Inc.	36,935	2,716
	Morgan Stanley	39,814	2,619
	The Goldman Sachs
	Group, Inc.	16,298	2,423
	Lehman Brothers
	Holdings, Inc.	18,921	1,207
	The Bank of
	New York Co., Inc.	31,688	1,069
	State Street Corp.	13,854	856
	Charles Schwab Corp.	45,182	737
	Franklin Resources Corp.	7,446	733
	Mellon Financial Corp.	17,081	636
	Bear Stearns Co., Inc.	4,663	608
	Legg Mason Inc.	4,987	455
	T. Rowe Price Group Inc.	10,310	454
	Northern Trust Corp.	7,620	427
	Ameriprise Financial, Inc.	9,247	423
*	E*TRADE Financial Corp.	15,531	366
	American Capital
	Strategies, Ltd.	5,700	221
	TD Ameritrade Holding Corp.	12,447	218
	Allied Capital Corp.	5,926	181
	A.G. Edwards & Sons, Inc.	3,133	165
	Janus Capital Group Inc.	8,923	159
	Nuveen Investments, Inc.
	Class A	3,242	155
	SEI Investments Co.	2,655	136
	Eaton Vance Corp.	5,095	135
*	Affiliated Managers Group, Inc.	1,390	129
	Investors Financial
	Services Corp.	2,681	124
	Federated Investors, Inc.	3,545	119
	Raymond James Financial, Inc.	3,759	104
	Jefferies Group, Inc.	4,147	103
	Waddell & Reed Financial, Inc.	3,513	82
*	Investment Technology
	Group, Inc.	1,754	81
	BlackRock, Inc.	609	79
*	Knight Capital Group, Inc.
	Class A	4,227	74
	Apollo Investment Corp.	3,384	68
*	Piper Jaffray Cos., Inc.	851	50
	MCG Capital Corp.	2,121	34
	Ares Capital Corp.	1,956	33
	Greenhill & Co., Inc.	597	33
*	GFI Group Inc.	634	29
	optionsXpress Holdings Inc.	1,083	28
	Calamos Asset
	Management, Inc.	993	26
*	LaBranche & Co. Inc.	2,265	19
	SWS Group, Inc.	681	17
*	Tradestation Group Inc.	904	13
	Capital Southwest Corp.	114	12
	Cohen & Steers, Inc.	433	12
	Gamco Investors Inc. Class A	253	10
*	MarketAxess Holdings, Inc.	1,050	10
			18,388
Commercial Banks (19.6%)
	Wells Fargo & Co.	132,634	4,609
	Wachovia Corp.	67,063	3,664
	U.S. Bancorp	74,104	2,377
	SunTrust Banks, Inc.	14,155	1,081
	BB&T Corp.	22,712	972
	National City Corp.	25,333	876
	PNC Financial Services Group	12,122	858
	Fifth Third Bancorp	19,487	767
	Regions Financial Corp.	18,763	675
	KeyCorp	16,688	614
	North Fork Bancorp, Inc.	19,404	532
	Marshall & Ilsley Corp.	9,223	430
	AmSouth Bancorp	14,256	408
	Comerica, Inc.	6,738	386
	M & T Bank Corp.	2,759	338
	Zions Bancorp	4,198	332
	Synovus Financial Corp.	10,292	299
	Compass Bancshares Inc.	4,859	282
	Huntington Bancshares Inc.	9,886	236
	Commerce Bancorp, Inc.	6,793	226
	Popular, Inc.	10,766	205
	Mercantile Bankshares Corp.	5,134	190
	First Horizon National Corp.	4,952	189
	Associated Banc-Corp.	5,039	159
	UnionBanCal Corp.	2,383	143
	TD Banknorth, Inc.	4,807	142
	Colonial BancGroup, Inc.	5,744	141
	TCF Financial Corp.	5,011	131
	Fulton Financial Corp.	7,209	120
	Commerce Bancshares, Inc.	2,396	120
	Cullen/Frost Bankers, Inc.	2,001	118
	Valley National Bancorp	4,581	118
	Wilmington Trust Corp.	2,650	117
	City National Corp.	1,751	115
	Bank of Hawaii Corp.	2,112	103
	Sky Financial Group, Inc.	4,091	101
	Whitney Holdings Corp.	2,603	92
	East West Bancorp, Inc.	2,244	91
	BancorpSouth, Inc.	2,928	82
	The South Financial Group, Inc.	2,949	80
	FirstMerit Corp.	3,363	77
	First Midwest Bancorp, Inc.	2,053	77
	Texas Regional
	Bancshares, Inc.	1,919	73
	UCBH Holdings, Inc.	3,959	72
	Cathay General Bancorp	1,924	72
*	SVB Financial Group	1,446	65
	Westamerica Bancorporation	1,340	64
	Umpqua Holdings Corp.	2,237	61
	Trustmark Corp.	1,937	61
	Greater Bay Bancorp	2,044	58
	United Bankshares, Inc.	1,509	56
	Chittenden Corp.	1,893	55
	Hancock Holding Co.	1,002	52
	International Bancshares Corp.	1,817	52
	Provident Bankshares Corp.	1,363	51
	Pacific Capital Bancorp	1,826	51
	Old National Bancorp	2,720	51
	BOK Financial Corp.	975	51
	Park National Corp.	476	49
	Wintrust Financial Corp.	959	48
	Sterling Financial Corp.	1,439	48
	Susquehanna Bancshares, Inc.	1,925	47
	Frontier Financial Corp.	1,127	46
	First Community Bancorp	853	46
	United Community Banks, Inc.	1,444	45
	MB Financial, Inc.	1,224	45
	UMB Financial Corp.	1,272	44
	First Citizens BancShares
	Class A	219	43
	First Republic Bank	994	42
	Glacier Bancorp, Inc.	1,287	42
	Alabama National
	BanCorporation	609	41
	Central Pacific Financial Co.	1,128	41
	Citizens Banking Corp.	1,587	40
	F.N.B. Corp.	2,361	39
	Republic Bancorp, Inc.	2,971	38
*	Signature Bank	1,167	38
	Sterling Bancshares, Inc.	1,804	37
	Prosperity Bancshares, Inc.	1,054	37
	CVB Financial Corp.	2,433	36
	National Penn Bancshares Inc.	1,698	35
*	Investors Bancorp, Inc.	2,367	34
	PrivateBancorp, Inc.	746	33
	Hanmi Financial Corp.	1,667	33
	Boston Private Financial
	Holdings, Inc.	1,294	32
	First Commonwealth
	Financial Corp.	2,439	31
	First Charter Corp.	1,254	30
	NBT Bancorp, Inc.	1,288	30
	S & T Bancorp, Inc.	958	30
	Amcore Financial, Inc.	986	30
	First BanCorp Puerto Rico	3,171	29
	Chemical Financial Corp.	947	28
	City Holding Co.	709	28
	Community Bank System, Inc.	1,169	26
	Westbanco Inc.	839	25
*	Centennial Bank Holdings Inc.	2,549	25
	Community Banks, Inc.	967	25
	Mid-State Bancshares	927	25
	First Financial Bankshares, Inc.	635	25
	Cascade Bancorp	688	24
	Harleysville National Corp.	1,125	23
	Capitol Bancorp Ltd.	545	23
	Sterling Financial Corp. (PA)	1,021	23
	Sandy Spring Bancorp, Inc.	624	23
	First Financial Bancorp	1,410	22
	Independent Bank Corp. (MI)	864	22
	Community Trust Bancorp Inc.	554	21
	IBERIABANK Corp.	363	21
	Columbia Banking System, Inc.	676	21
*	Western Alliance Bancorp	559	21

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Independent Bank Corp. (MA)	604	21
*	Texas Capital Bancshares, Inc.	1,015	20
	West Coast Bancorp	648	20
	Capital City Bank Group, Inc.	588	19
	Banner Corp.	449	19
	BankFinancial Corp.	1,050	18
	Integra Bank Corp.	703	18
	Seacoast Banking Corp.
	of Florida	576	18
	Renasant Corp.	571	17
	Midwest Banc Holdings, Inc.	726	17
	Nara Bancorp, Inc.	936	17
	Placer Sierra Bancshares	718	17
	Bank of the Ozarks, Inc.	533	17
	Interchange Financial
	Services Corp.	740	17
	First Merchants Corp.	685	17
	First Community
	Bancshares, Inc.	484	16
	Suffolk Bancorp	471	16
	First Source Corp.	546	16
	Univest Corp. of Pennsylvania	538	16
	Washington Trust Bancorp, Inc.	606	16
	CoBiz Inc.	694	16
	S.Y. Bancorp, Inc.	560	16
	Union Bankshares Corp.	372	16
	Irwin Financial Corp.	826	16
	Sterling Bancorp	806	16
	Old Second Bancorp, Inc.	491	15
	Omega Financial Corp.	475	15
	First Indiana Corp.	571	14
	First Financial Corp. (IN)	415	14
	U.S.B. Holding Co., Inc.	603	13
	Tompkins Trustco, Inc.	296	13
	Simmons First National Corp.	456	13
	Wilshire Bancorp Inc.	673	13
	Yardville National Bancorp	357	13
	Peoples Bancorp, Inc.	424	13
	BancFirst Corp.	267	13
	TriCo Bancshares	513	13
	Heartland Financial USA, Inc.	469	13
	Oriental Financial Group Inc.	1,018	12
*	Virginia Commerce
	Bancorp, Inc.	557	12
	Center Financial Corp.	470	11
	First Bancorp (NC)	551	11
	Arrow Financial Corp.	417	11
	Great Southern Bancorp, Inc.	395	11
	R & G Financial Corp. Class B	1,333	10
	Lakeland Bancorp, Inc.	618	9
	Republic Bancorp, Inc. Class A	397	9

	Royal Bancshares of
	Pennsylvania, Inc.	235	6
			26,017
Consumer Finance (3.4%)
	American Express Co.	45,997	2,417
	Capital One Financial Corp.	11,475	839
	SLM Corp.	15,566	755
*	AmeriCredit Corp.	5,530	130
	The First Marblehead Corp.	1,340	70
	Student Loan Corp.	262	48
	Cash America International Inc.	1,245	46
	Advance America Cash
	Advance Centers Inc.	1,852	29
*	World Acceptance Corp.	692	28
	Advanta Corp. Class B	708	24
*	First Cash Financial
	Services, Inc.	1,108	23
*	Nelnet, Inc.	762	23
*	CompuCredit Corp.	639	19
	Advanta Corp. Class A	253	8
*	United PanAm Financial Corp.	422	7
			4,466
Diversified Financial Services (21.8%)
	Citigroup, Inc.	205,902	10,161
	Bank of America Corp.	191,438	9,853
	JPMorgan Chase & Co.	143,833	6,567
	The Chicago
	Mercantile Exchange	1,430	629
	Moody’s Corp.	10,258	628
	CIT Group Inc.	8,188	369
	Leucadia National Corp.	6,683	172
*	NYSE Group Inc.	2,244	133
*	Nasdaq Stock Market Inc.	3,893	111
*	CBOT Holdings, Inc. Class A	878	103
*	IntercontinentalExchange Inc.	1,487	94
	International Securities
	Exchange, Inc.	1,536	65
	Financial Federal Corp.	1,068	28
*	Portfolio Recovery
	Associates, Inc.	646	26
	Resource America, Inc.	675	14
*	Asset Acceptance
	Capital Corp.	871	13
*	Primus Guaranty, Ltd.	643	7
*	Encore Capital Group, Inc.	558	7
			28,980
Insurance (21.4%)
	American International
	Group, Inc.	87,711	5,598
	MetLife, Inc.	31,247	1,720
	Prudential Financial, Inc.	20,442	1,501
	The Allstate Corp.	25,212	1,461
	The St. Paul

	Travelers, Cos. Inc.	28,699	1,260
*	Berkshire Hathaway Inc.
	Class B	347	1,112
	The Hartford Financial
	Services Group Inc.	12,429	1,067
	AFLAC Inc.	20,488	923
	The Chubb Corp.	17,048	855
	Progressive Corp. of Ohio	30,771	757
	ACE Ltd.	13,317	717
	Lincoln National Corp.	11,685	709
	Genworth Financial Inc.	18,752	646
	Loews Corp.	16,037	617
	The Principal Financial
	Group, Inc.	11,532	614
	Marsh & McLennan Cos., Inc.	18,716	490
	XL Capital Ltd. Class A	7,310	480
	Aon Corp.	11,989	414
	Ambac Financial Group, Inc.	4,342	376
	MBIA, Inc.	5,522	340
	Cincinnati Financial Corp.	6,788	317
	Safeco Corp.	5,070	293
	Fidelity National Financial, Inc.	7,119	286
	Torchmark Corp.	4,254	265
	Everest Re Group, Ltd.	2,756	259
	W.R. Berkley Corp.	6,987	245
	UnumProvident Corp.	12,335	234
	Assurant, Inc.	4,540	234
	Old Republic
	International Corp.	9,010	188
*	Arch Capital Group Ltd.	2,864	171
	White Mountains Insurance
	Group Inc.	310	164
	PartnerRe Ltd.	2,332	150
	Axis Capital Holdings Ltd.	4,595	149
	HCC Insurance Holdings, Inc.	4,566	148
	Brown & Brown, Inc.	4,903	147
	RenaissanceRe Holdings Ltd.	2,787	144
*	Markel Corp.	377	137
	First American Corp.	3,340	136
*	Conseco, Inc.	6,265	130
	Protective Life Corp.	2,708	125
	AmerUs Group Co.	1,679	114
	Nationwide Financial
	Services, Inc.	2,351	114
	Arthur J. Gallagher & Co.	3,988	107
	StanCorp Financial Group, Inc.	2,277	106
	Hanover Insurance Group Inc.	2,210	98
*	Philadelphia Consolidated
	Holding Corp.	2,440	88
	Unitrin, Inc.	1,985	87
	American Financial Group, Inc.	1,796	84
	Mercury General Corp.	1,572	79
	Endurance Specialty

	Holdings Ltd.	2,338	75
	Platinum Underwriters
	Holdings, Ltd.	2,441	73
	Delphi Financial Group, Inc.	1,801	70
	Ohio Casualty Corp.	2,647	69
	Reinsurance Group of
	America, Inc.	1,298	67
*	ProAssurance Corp.	1,310	66
	Transatlantic Holdings, Inc.	1,080	66
	Aspen Insurance Holdings Ltd.	2,572	64
	Commerce Group, Inc.	2,082	62
*	Alleghany Corp.	216	61
	Selective Insurance Group	1,164	61
	Montpelier Re Holdings Ltd.	3,371	61
	IPC Holdings Ltd.	2,149	60
	Hilb, Rogal and Hamilton Co.	1,359	59
	Assured Guaranty Ltd.	2,183	58
	Erie Indemnity Co. Class A	1,135	58
	The Phoenix Cos., Inc.	3,801	56
	Zenith National Insurance Corp.	1,378	52
	National Financial
	Partners Corp.	1,356	50
	LandAmerica Financial
	Group, Inc.	698	44
	R.L.I. Corp.	900	44
*	Argonaut Group, Inc.	1,334	41
	Max Re Capital Ltd.	1,739	40
	Horace Mann Educators Corp.	1,757	32
	Infinity Property &
	Casualty Corp.	851	32
*	USI Holdings Corp.	2,105	28
	Alfa Corp.	1,529	26
	Fidelity National Title
	Group, Inc. Class A	1,264	25
	Safety Insurance Group, Inc.	489	25
*	Navigators Group, Inc.	538	25
	American Equity Investment
	Life Holding Co.	2,100	24
	Stewart Information
	Services Corp.	711	24
	United Fire & Casualty Co.	831	23
*	Universal American
	Financial Corp.	1,419	22
	National Western Life
	Insurance Co. Class A	94	22
	Harleysville Group, Inc.	575	21
	Presidential Life Corp.	850	20

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Midland Co.	479	20
	FBL Financial Group, Inc.
	Class A	551	18
	State Auto Financial Corp.	581	18
*	United America Indemnity, Ltd.	840	18
	21st Century Insurance Group	1,161	17
	Odyssey Re Holdings Corp.	571	17
*	CNA Surety Corp.	802	16
	Scottish Re Group Ltd.	1,677	15
	Bristol West Holdings, Inc.	760	11
	PXRE Group Ltd.	2,425	10
*	James River Group Inc.	310	9
	Direct General Corp.	622	8
*	First Acceptance Corp.	683	8
	Baldwin & Lyons, Inc. Class B	330	8
	National Interstate Corp.	232	6
	Crawford & Co. Class B	448	4
			28,365
Real Estate Investment Trusts (11.5%)
	Simon Property Group, Inc.
	REIT	9,255	785
	Equity Residential REIT	11,979	597
	Equity Office Properties Trust
	REIT	15,658	581
	ProLogis REIT	10,133	572
	Vornado Realty Trust REIT	5,318	563
	Boston Properties, Inc. REIT	4,571	465
	Archstone-Smith Trust REIT	8,730	464
	Public Storage, Inc. REIT	5,095	441
	Host Marriott Corp. REIT	19,108	431
	General Growth Properties Inc.
	REIT	9,209	417
	Kimco Realty Corp. REIT	8,918	371
	Avalonbay Communities, Inc.
	REIT	3,028	366
	Plum Creek Timber Co. Inc.
	REIT	7,653	267
	Developers Diversified
	Realty Corp. REIT	4,493	243
	The Macerich Co. REIT	2,877	215
	Duke Realty Corp. REIT	5,599	213
	AMB Property Corp. REIT	3,691	206
	Apartment Investment &
	Management Co.
	Class A REIT	3,984	204
	SL Green Realty Corp. REIT	1,821	203
	iStar Financial Inc. REIT	4,679	196
	Regency Centers Corp. REIT	2,882	194
	Camden Property Trust REIT	2,299	178
	Liberty Property Trust REIT	3,643	174
	Health Care Properties
	Investors REIT	5,680	171
	United Dominion Realty
	Trust REIT	5,575	170
	Federal Realty Investment
	Trust REIT	2,189	162
	Ventas, Inc. REIT	3,845	154
	Reckson Associates
	Realty Corp. REIT	3,418	146
	Weingarten Realty Investors
	REIT	3,432	146
	Hospitality Properties Trust
	REIT	3,064	142
	Mack-Cali Realty Corp. REIT	2,562	136
	BRE Properties Inc.
	Class A REIT	2,131	126
	Rayonier Inc. REIT	3,143	124
	Trizec Properties, Inc. REIT	4,228	122
	Brandywine Realty Trust REIT	3,733	122
	New Plan Excel Realty Trust
	REIT	4,280	118
	Pan Pacific Retail
	Properties, Inc. REIT	1,686	118
	Essex Property Trust, Inc. REIT	897	113
	CapitalSource Inc. REIT	4,601	112
	Kilroy Realty Corp. REIT	1,401	111
	Alexandria Real Estate
	Equities, Inc. REIT	1,086	106
	Annaly Mortgage
	Management Inc. REIT	8,260	103
	CBL & Associates
	Properties, Inc. REIT	2,516	102
	Health Care Inc. REIT	2,547	102
	Thornburg Mortgage, Inc. REIT	4,392	101
	HRPT Properties Trust REIT	8,596	100
	Realty Income Corp. REIT	3,691	91
	Crescent Real Estate, Inc. REIT	4,026	87
	Colonial Properties Trust REIT	1,751	87
	Taubman Co. REIT	2,137	86
	Post Properties, Inc. REIT	1,697	82
	KKR Financial Corp. REIT	3,350	80
	New Century Financial Corp.
	REIT	2,062	80
	Home Properties, Inc. REIT	1,413	80
	First Industrial Realty Trust
	REIT	1,817	79
	Corporate Office Properties
	Trust, Inc. REIT	1,669	78
	BioMed Realty Trust, Inc. REIT	2,515	78
	Nationwide Health
	Properties, Inc. REIT	3,012	78
	Washington REIT	1,841	75

Maguire Properties, Inc. REIT	1,881	75
Highwood Properties, Inc. REIT	1,925	73
LaSalle Hotel Properties REIT	1,616	71
Healthcare Realty Trust Inc.
REIT	1,957	71
Sunstone Hotel Investors, Inc.
REIT	2,365	71
Strategic Hotels and
Resorts, Inc. REIT	3,188	65
Pennsylvania REIT	1,477	63
American Home Mortgage
Investment Corp. REIT	1,954	62
American Financial Realty
Trust REIT	5,285	61
Senior Housing Properties
Trust REIT	3,018	61
Potlatch Corp. REIT	1,601	61
Mid-America Apartment
Communities, Inc. REIT	923	56
Cousins Properties, Inc. REIT	1,587	55
Friedman, Billings, Ramsey
Group, Inc. REIT	6,586	54
Longview Fibre Co. REIT	2,605	54
Entertainment Properties
Trust REIT	1,082	54
Newcastle Investment Corp.
REIT	1,834	50
National Retail Properties REIT	2,236	50
Redwood Trust, Inc. REIT	981	48
EastGroup Properties, Inc.
REIT	927	47
Tanger Factory Outlet
Centers, Inc. REIT	1,306	47
Lexington Corporate
Properties Trust REIT	2,190	46
DiamondRock Hospitality Co.
REIT	2,750	46
Spirit Finance Corp. REIT	3,967	45
FelCor Lodging Trust, Inc. REIT	2,102	45
Digital Realty Trust, Inc. REIT	1,481	44
Equity One, Inc. REIT	1,708	43
Inland Real Estate Corp. REIT	2,647	43
Equity Lifestyle
Properties, Inc. REIT	935	42
Heritage Property Investment
Trust REIT	1,161	42
Mills Corp. REIT	2,337	42
Franklin Street Properties Corp.
REIT	2,162	41
U-Store-It Trust REIT	2,050	41
PS Business Parks, Inc. REIT	660	40
Sovran Self Storage, Inc. REIT	737	40
Global Signal, Inc. REIT	804	39
Novastar Financial, Inc. REIT	1,293	38
Glimcher Realty Trust REIT	1,537	37
Omega Healthcare
Investors, Inc. REIT	2,443	36
Glenborough Realty Trust, Inc.
REIT	1,344	35
Extra Space Storage Inc. REIT	2,028	35
Equity Inns, Inc. REIT	2,258	35
Highland Hospitality Corp.
REIT	2,520	35
First Potomac REIT	1,049	33
RAIT Investment Trust REIT	1,161	32
Trustreet Properties, Inc. REIT	2,631	32
Ashford Hospitality Trust REIT	2,599	31
Innkeepers USA Trust REIT	1,854	31
Anthracite Capital Inc. REIT	2,363	30
Parkway Properties Inc. REIT	603	30
Saxon Inc. REIT	2,064	29
Impac Mortgage Holdings, Inc.
REIT	3,108	28
National Health Investors REIT	1,015	28
Acadia Realty Trust REIT	1,059	26
Deerfield Triarc Capital Corp.
REIT	1,914	25
MFA Mortgage
Investments, Inc. REIT	3,474	24
Ramco-Gershenson Properties
Trust REIT	720	23
Gramercy Capital Corp. REIT	819	22
GMH Communities Trust REIT	1,731	22
Sun Communities, Inc. REIT	677	22
Getty Realty Holding Corp.
REIT	722	22
Medical Properties Trust Inc.
REIT	1,608	22
Capital Trust Class A REIT	528	21
Saul Centers, Inc. REIT	443	19
LTC Properties, Inc. REIT	810	19
Luminent Mortgage
Capital, Inc. REIT	1,769	18
Arbor Realty Trust, Inc. REIT	707	18
MortgageIT Holdings Inc. REIT	1,221	18
Universal Health Realty Income
REIT	502	18
Investors Real Estate Trust
REIT	1,822	17
Capital Lease Funding, Inc.
REIT	1,476	17

Financials Index Fund

			Market
			Value•
		Shares	($000)
	Fieldstone Investment Corp.
	REIT	2,031	17
	JER Investors Trust Inc. REIT	994	17
	Urstadt Biddle Properties
	Class A REIT	914	16
	Anworth Mortgage Asset Corp.
	REIT	1,928	15
	Education Realty Trust, Inc.
	REIT	1,087	15
	HomeBanc Corp. REIT	2,062	14
	Aames Investment Corp. REIT	2,047	8
	Urstadt Biddle Properties REIT	162	3
			15,235
Real Estate Management & Development (0.7%)
*	Realogy Corp.	10,365	222
*	CB Richard Ellis Group, Inc.	7,751	178
	The St. Joe Co.	3,013	154
	Forest City Enterprise Class A	2,610	140
	Jones Lang LaSalle Inc.	1,448	121
*	Trammell Crow Co.	1,506	52
*	MOVE, INC.	5,772	26
*	Tejon Ranch Co.	500	22
*	Affordable Residential
	Communities REIT	1,078	11
			926
Thrifts & Mortgage Finance (7.7%)
	Fannie Mae	38,969	2,052
	Freddie Mac	27,736	1,764
	Washington Mutual, Inc.	40,847	1,711
	Countrywide Financial Corp.	24,780	838
	Golden West Financial Corp.	10,759	812
	Sovereign Bancorp, Inc.	15,457	322
	Hudson City Bancorp, Inc.	23,163	303
	MGIC Investment Corp.	3,710	215
	Radian Group, Inc.	3,424	205
	New York Community
	Bancorp, Inc.	10,910	179
	The PMI Group Inc.	3,663	158
	Astoria Financial Corp.	3,924	120
	Webster Financial Corp.	2,298	109
	IndyMac Bancorp, Inc.	2,739	107
	People’s Bank	2,345	85
	Washington Federal Inc.	3,623	80
	NewAlliance Bancshares, Inc.	4,618	67
	First Niagara Financial
	Group, Inc.	4,313	64
	Downey Financial Corp.	866	53
	MAF Bancorp, Inc.	1,217	50
	Provident Financial
	Services Inc.	2,624	49
	Harbor Florida Bancshares, Inc.	872	39
	Fremont General Corp.	2,696	39

*	First Federal Financial Corp.	695	35
	TrustCo Bank NY	3,195	35
	Capitol Federal Financial	1,005	34
	Fidelity Bankshares, Inc.	895	34
	BankUnited Financial Corp.	1,315	34
	Brookline Bancorp, Inc.	2,537	34
	PFF Bancorp, Inc.	899	32
	Commercial Capital
	Bancorp, Inc.	1,999	32
	Bank Mutual Corp.	2,525	31
	Corus Bankshares Inc.	1,381	30
	BankAtlantic Bancorp, Inc.
	Class A	1,973	28
	W Holding Co., Inc.	4,914	25
*	Ocwen Financial Corp.	1,644	24
	Northwest Bancorp, Inc.	897	24
	Provident New York
	Bancorp, Inc.	1,670	23
	Flagstar Bancorp, Inc.	1,556	23
	TierOne Corp.	663	23
	Anchor Bancorp Wisconsin Inc.	760	22
	Partners Trust Financial
	Group, Inc.	2,009	22
*	Accredited Home Lenders
	Holding Co.	689	22
*	Triad Guaranty, Inc.	417	21
	City Bank Lynnwood (WA)	379	19
	Doral Financial Corp.	3,823	19
*	Franklin Bank Corp.	945	19
	First Financial Holdings, Inc.	538	19
	KNBT Bancorp Inc.	1,142	19
	Dime Community Bancshares	1,186	17
	First Place Financial Corp.	694	16
	WSFS Financial Corp.	238	15
	United Community
	Financial Corp.	1,071	14
	Flushing Financial Corp.	766	13
	Kearny Financial Corp.	874	13
	NetBank, Inc.	2,116	13
	First Busey Corp.	601	13
	ITLA Capital Corp.	227	12
*	Wauwatosa Holdings, Inc.	473	8
	Charter Financial Corp.	200	8
	OceanFirst Financial Corp.	358	8
	Clifton Savings Bancorp, Inc.	638	7
			10,261
Total Common Stocks
(Cost $124,251)			132,638
Temporary Cash Investment (0.0%)
[1] Vanguard Market
	Liquidity Fund, 5.293%
	(Cost $53)	53,137	53
Total Investments (100.0%)

(Cost $124,304)	132,691
Other Assets and Liabilities (0.0%)
Other Assets—Note B	490

Liabilities	(498)
(8)
Net Assets (100%)	132,683

At August 31, 2006, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	123,709
Undistributed Net Investment Income	686
Accumulated Net Realized Losses	(99)
Unrealized Appreciation	8,387
Net Assets	132,683

Admiral Shares—Net Assets
Applicable to 254,066 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,587
Net Asset Value Per Share—
Admiral Shares	$29.86

ETF Shares—Net Assets
Applicable to 2,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	125,096
Net Asset Value Per Share—
ETF Shares	$59.57

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	2,477
Interest[1]	3
Total Income	2,480
Expenses
The Vanguard Group—Note B
Investment Advisory Services	15
Management and Administrative
Admiral Shares	7
ETF Shares	114
Marketing and Distribution
Admiral Shares	—
ETF Shares	20
Custodian Fees	42
Auditing Fees	20
Shareholders’ Reports
Admiral Shares	2
ETF Shares	5
Total Expenses	225
Net Investment Income	2,255
Realized Net Gain (Loss) on
Investment Securities Sold	1,259
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,095
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,609

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	2,255	749
Realized Net Gain (Loss)	1,259	(71)
Change in Unrealized Appreciation (Depreciation)	8,095	565
Net Increase (Decrease) in Net Assets Resulting from Operations	11,609	1,243
Distributions
Net Investment Income
Admiral Shares	(98)	(31)
ETF Shares	(1,715)	(764)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,813)	(795)
Capital Share Transactions—Note F
Admiral Shares	3,796	2,331
ETF Shares	63,343	31,975
Net Increase (Decrease) from Capital Share Transactions	67,139	34,306
Total Increase (Decrease)	76,935	34,754
Net Assets
Beginning of Period	55,748	20,994
End of Period[2]	132,683	55,748

1	Interest income from an affiliated company of the fund was $3,000.
2	Net Assets—End of Period includes undistributed net investment income of $686,000 and $244,000.

34

Financial Highlights

Admiral Shares

			Feb. 4[1] to
	Year Ended
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$26.36	$25.35	$24.90
Investment Operations
Net Investment Income	.716[2]	.660[2]	.31
Net Realized and Unrealized Gain (Loss) on Investments	3.392	1.086	.14
Total from Investment Operations	4.108	1.746	.45
Distributions
Dividends from Net Investment Income	(.608)	(.736)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.608)	(.736)	—
Net Asset Value, End of Period	$29.86	$26.36	$25.35

Total Return[3]	15.76%	6.88%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8	$3	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.49%	2.59%	2.38%[4]
Portfolio Turnover Rate[5]	6%	6%	9%

ETF Shares
	Year Ended		Jan. 26[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$52.57	$50.57	$50.51
Investment Operations
Net Investment Income	1.43[2]	1.316[2]	.70
Net Realized and Unrealized Gain (Loss) on Investments	6.80	2.160	(.64)
Total from Investment Operations	8.23	3.476	.06
Distributions
Dividends from Net Investment Income	(1.23)	(1.476)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.23)	(1.476)	—
Net Asset Value, End of Period	$59.57	$52.57	$50.57

Total Return	15.82%	6.85%	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$125	$53	$20
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.52%	2.61%	2.38%[4]
Portfolio Turnover Rate[5]	6%	6%	9%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5

Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $14,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $1,292,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $752,000 of ordinary income available for distribution. The fund had available realized losses of $126,000 to offset future net capital gains of $86,000 through August 31, 2014, and $40,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $124,304,000. Net unrealized appreciation of investment securities for tax purposes was $8,387,000, consisting of unrealized gains of $10,109,000 on securities that had risen in value since their purchase and $1,722,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $78,570,000 of investment securities and sold $10,845,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	5,301	188	2,636	102
Issued in Lieu of Cash Distributions	96	3	31	1
Redeemed[1]	(1,601)	(57)	(336)	(13)
Net Increase (Decrease)—Admiral Shares	3,796	134	2,331	90
ETF Shares
Issued	69,220	1,200	31,975	600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,877)	(100)	—	—
Net Increase (Decrease)—ETF Shares	63,343	1,100	31,975	600

1	Net of redemption fees of $25,000 and $0.

Health Care Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	276	276	2,477
Median Market Cap	$56.6B	$56.6B	$30.8B
Price/Earnings Ratio	22.5x	22.5x	17.4x
Price/Book Ratio	3.8x	3.8x	2.7x
Yield		1.4%	1.8%
Admiral Shares	1.1%
ETF Shares	1.1%
Return on Equity	22.1%	22.1%	17.8%
Earnings Growth Rate	16.9%	16.9%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Biotechnology	14%
Health Care Distributors	3
Health Care Equipment	14
Health Care Facilities	3
Health Care Services	6
Health Care Supplies	1
Health Care Technology	1
Life Sciences Tools & Services	3
Managed Health Care	10
Pharmaceuticals	45

Ten Largest Holdings[3] (% of total net assets)

Pfizer Inc.	11.0%
Johnson & Johnson	10.4
Merck & Co., Inc.	4.8
Amgen, Inc.	4.3
Abbott Laboratories	4.1
UnitedHealth Group Inc.	3.8
Wyeth	3.6
Eli Lilly & Co.	3.1
Medtronic, Inc.	3.1
WellPoint Inc.	2.8
Top Ten	51.0%

1	MSCI US IMI/Health Care.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Health Care Index Fund ETF Shares Net Asset Value	4.71%	4.41%	$11,184
Health Care Index Fund ETF Shares Market Price	4.86	4.43	11,189
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Health Care	4.91	4.64	11,250

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Health Care Index Fund Admiral Shares[2]	4.68%	4.38%	$111,639
MSCI US IMI/2500	8.91	8.81	124,201
MSCI US IMI/Health Care	4.91	4.65	112,380

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Health Care Index Fund ETF Shares Market Price	4.86%	11.89%
Health Care Index Fund ETF Shares Net Asset Value	4.71	11.84
MSCI US IMI/Health Care	4.91	12.50

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		0.61%	1.84%
Net Asset Value		0.55	1.81
Admiral Shares[2]	2/5/2004	0.53	1.76

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, February 5, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 42 for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Shares	Market Value• ($000)

Common Stocks (100.0%)

Biotechnology (13.8%)
* Amgen, Inc.	301,948	20,511
* Genentech, Inc.	121,136	9,996
* Gilead Sciences, Inc.	118,258	7,497
* Genzyme Corp.	66,413	4,398
* Biogen Idec Inc.	87,979	3,883
* Celgene Corp.	89,011	3,622
* MedImmune Inc.	65,284	1,804
* Amylin Pharmaceuticals, Inc.	26,501	1,201
* Vertex Pharmaceuticals, Inc.	28,066	967
* Cephalon, Inc.	15,462	882
* Millennium
Pharmaceuticals, Inc.	79,889	868
* PDL BioPharma Inc.	27,830	548
* OSI Pharmaceuticals, Inc.	14,603	544
* ImClone Systems, Inc.	17,155	513
* ICOS Corp.	15,905	391
* Alkermes, Inc.	23,473	384
* BioMarin Pharmaceutical Inc.	21,456	357
* Human Genome Sciences, Inc.	30,427	342
* Cubist Pharmaceuticals, Inc.	13,842	325
* Medarex, Inc.	29,832	320
* United Therapeutics Corp.	5,722	312
* Alexion Pharmaceuticals, Inc.	7,989	300
* Nuvelo, Inc.	13,398	277
* Theravance, Inc.	10,308	274
* Applera Corp.—
Celera Genomics Group	19,420	270
* Myriad Genetics, Inc.	10,034	254
* Martek Biosciences Corp.	8,245	248
* Myogen, Inc.	7,096	247
* Telik, Inc.	13,512	241
* Digene Corp.	5,239	218
* Regeneron
Pharmaceuticals, Inc.	12,612	200
* Zymogenetics, Inc.	8,530	165
* CV Therapeutics, Inc.	14,311	161
* Onyx Pharmaceuticals, Inc.	10,597	160
* Isis Pharmaceuticals, Inc.	18,011	138
* MannKind Corp.	7,185	132
* Arena Pharmaceuticals, Inc.	10,679	131
* Progenics Pharmaceuticals, Inc.	5,551	126
* Pharmion Corp.	6,601	123
* InterMune Inc.	7,076	122
* Geron Corp.	16,783	118
* Keryx Biopharmaceuticals, Inc.	8,312	114
* Tanox, Inc.	7,046	106
* Incyte Corp.	19,187	98
* Enzon Pharmaceuticals, Inc.	11,303	92
* Nabi Biopharmaceuticals	15,384	91
* Dendreon Corp.	18,380	89
* ARIAD Pharmaceuticals, Inc.	16,318	77
* Momenta
Pharmaceuticals, Inc.	4,827	77
* deCODE genetics, Inc.	13,152	74
* Encysive Pharmaceuticals, Inc.	15,452	68
* Panacos Pharmaceuticals Inc.	11,380	64
* Cell Genesys, Inc.	12,225	61
* Rigel Pharmaceuticals, Inc.	6,135	61
* Idenix Pharmaceuticals Inc.	5,933	60
* NPS Pharmaceuticals Inc.	12,287	55
* Lexicon Genetics Inc.	12,636	53
* Maxygen Inc.	6,208	51
* Neurocrine Biosciences, Inc.	4,051	47
* Coley Pharmaceutical Group	3,792	39
* GTx, Inc.	3,265	31
* Threshold
Pharmaceuticals, Inc.	1,894	4

		64,982
Health Care Equipment & Supplies (14.7%)
Medtronic, Inc.	308,990	14,492
Baxter International, Inc.	168,168	7,463
* Boston Scientific Corp.	267,874	4,672
Becton, Dickinson & Co.	63,263	4,409
* Zimmer Holdings, Inc.	57,026	3,878
Stryker Corp.	72,632	3,489
* St. Jude Medical, Inc.	93,704	3,412
C.R. Bard, Inc.	26,600	2,000
Biomet, Inc.	60,140	1,967
* Varian Medical Systems, Inc.	33,790	1,801
* Hospira, Inc.	39,379	1,442
DENTSPLY International Inc.	38,373	1,250
Beckman Coulter, Inc.	16,170	886
* Intuitive Surgical, Inc.	8,943	844
* Advanced Medical Optics, Inc.	17,411	838
Dade Behring Holdings Inc.	20,293	822
Hillenbrand Industries, Inc.	14,182	809
* ResMed Inc.	19,415	790
* IDEXX Laboratories Corp.	8,217	756
* Edwards Lifesciences Corp.	15,177	709
* Cytyc Corp.	29,531	706
* Respironics, Inc.	18,619	687
Bausch & Lomb, Inc.	13,734	665
* Gen-Probe Inc.	13,121	638
Cooper Cos., Inc.	10,837	542
* Hologic, Inc.	11,692	505
Mentor Corp.	10,152	493
STERIS Corp.	17,387	413
* Kinetic Concepts, Inc.	12,683	401
* Immucor Inc.	17,196	357
West Pharmaceutical
Services, Inc.	8,110	324
* Haemonetics Corp.	6,885	321
* American Medical Systems
Holdings, Inc.	18,008	316
* ArthroCare Corp.	6,560	299
* Intermagnetics General Corp.	10,856	296
* Kyphon Inc.	7,417	269
* LifeCell Corp.	8,542	258
* Inverness Medical
Innovations, Inc.	7,408	250
PolyMedica Corp.	5,926	241
* Viasys Healthcare Inc.	8,336	221
* DJ Orthopedics Inc.	5,739	221
* Conor Medsystems, Inc.	8,070	218
Analogic Corp.	3,579	203
* Biosite Inc.	4,284	189
* Integra LifeSciences Holdings	4,766	183
* Wright Medical Group, Inc.	7,929	181
Invacare Corp.	7,545	175
* Palomar Medical
Technologies, Inc.	4,236	168
* Thoratec Corp.	10,735	157
* Foxhollow Technologies Inc.	4,850	152
* CONMED Corp.	7,218	148
Arrow International, Inc.	4,587	148
* Orthofix International NV	3,717	146
* ICU Medical, Inc.	3,292	145
* Greatbatch, Inc.	5,658	138
Meridian Bioscience Inc.	5,727	137
* SurModics, Inc.	3,858	135
* SonoSite, Inc.	4,160	132
* Conceptus, Inc.	7,573	131
Vital Signs, Inc.	2,093	114
Datascope Corp.	3,275	108
* Zoll Medical Corp.	2,503	95
* Merit Medical Systems, Inc.	6,686	94
* IntraLase Corp.	4,861	91
* Align Technology, Inc.	13,744	86
Sirona Dental Systems Inc.	2,809	85
* Cyberonics, Inc.	5,165	84
* OraSure Technologies, Inc.	12,030	83
* Aspect Medical Systems, Inc.	4,037	78
* Kensey Nash Corp.	2,877	78
* Symmetry Medical Inc.	5,529	77
* ev3 Inc.	4,536	69
Young Innovations, Inc.	1,538	56

		69,236
Health Care Providers & Services (22.2%)
UnitedHealth Group Inc.	346,433	17,997
* WellPoint Inc.	167,862	12,994
Cardinal Health, Inc.	107,839	7,270
Caremark Rx, Inc.	113,104	6,553
Aetna Inc.	144,997	5,404
* Medco Health Solutions, Inc.	77,787	4,929
HCA Inc.	93,891	4,631
McKesson Corp.	74,361	3,778
CIGNA Corp.	30,998	3,505
Quest Diagnostics, Inc.	43,090	2,770
* Express Scripts Inc.	31,829	2,676
* Humana Inc.	42,020	2,560
AmerisourceBergen Corp.	53,420	2,359
* Coventry Health Care Inc.	41,002	2,224
* Laboratory Corp. of
America Holdings	32,012	2,190
* DaVita, Inc.	26,464	1,544
Omnicare, Inc.	30,910	1,401
Health Management
Associates Class A	61,480	1,286
* Health Net Inc.	29,410	1,230
* Henry Schein, Inc.	22,258	1,110
Manor Care, Inc.	20,116	1,050
* Triad Hospitals, Inc.	22,307	983

Health Care Index Fund

	Shares	Market Value• ($000)

* Community Health
Systems, Inc.	24,994	969
* Tenet Healthcare Corp.	120,279	948
* Lincare Holdings, Inc.	24,472	906
* Patterson Cos	28,296	872
* VCA Antech, Inc.	21,225	752
Universal Health Services
Class B	12,923	732
* Sierra Health Services, Inc.	13,408	575
* Pediatrix Medical Group, Inc.	12,415	569
* WellCare Health Plans Inc.	8,228	461
* Magellan Health Services, Inc.	9,478	456
* LifePoint Hospitals, Inc.	13,174	449
* Healthways, Inc.	8,372	432
* AMERIGROUP Corp.	13,285	419
* Psychiatric Solutions, Inc.	12,795	410
Brookdale Senior Living Inc.	8,527	408
* Sunrise Senior Living, Inc.	11,631	343
* PSS World Medical, Inc.	17,161	333
Owens & Minor, Inc.
Holding Co.	10,300	331
* United Surgical Partners
International, Inc.	11,381	321
* Kindred Healthcare, Inc.	10,004	312
Chemed Corp.	6,744	266
* HealthExtras, Inc.	7,702	237
* inVentiv Health, Inc.	7,338	228
* Genesis Healthcare Corp.	4,962	226
LCA-Vision Inc.	5,115	225
* Apria Healthcare Group Inc.	10,967	224
* AmSurg Corp.	7,617	183
* Centene Corp.	11,153	172
* AMN Healthcare Services, Inc.	7,031	169
* Amedisys Inc.	4,126	167
* Matria Healthcare, Inc.	5,411	146
* Odyssey Healthcare, Inc.	8,973	144
* Molina Healthcare Inc.	3,610	134
Landauer, Inc.	2,401	115
* Gentiva Health Services, Inc.	6,324	114
* Symbion, Inc.	4,744	110
* Cross Country Healthcare, Inc.	6,609	108
National Healthcare Corp.	1,835	90
* Radiation Therapy
Services, Inc.	3,041	88
* RehabCare Group, Inc.	4,543	67
* VistaCare, Inc.	4,264	56
* Alliance Imaging, Inc.	3,964	26

		104,737
Heath Care Technology (0.8%)
IMS Health, Inc.	50,915	1,389
* Emdeon Corp.	70,352	834
* Cerner Corp.	16,114	742
* Allscripts Healthcare
Solutions, Inc.	11,997	244
* Per-Se Technologies, Inc.	8,543	195
* Eclipsys Corp.	10,989	188
* The TriZetto Group, Inc.	10,466	144
* Dendrite International, Inc.	10,746	108
* Merge Technologies, Inc.	5,699	42

		3,886
Life Sciences Tools & Services (3.4%)
* Fisher Scientific
International Inc.	31,605	2,472
* Thermo Electron Corp.	41,630	1,632
Applera Corp.—
Applied Biosystems Group	46,871	1,437
* Waters Corp.	26,634	1,136
Pharmaceutical Product
Development, Inc.	26,792	1,021
* Covance, Inc.	16,158	1,016
* Millipore Corp.	13,671	877
* Invitrogen Corp.	13,654	831
* Charles River Laboratories, Inc.	18,546	754
PerkinElmer, Inc.	32,499	599
* Techne Corp.	9,579	488
* Nektar Therapeutics	22,571	395
* Ventana Medical
Systems, Inc.	8,438	394
* Varian, Inc.	8,035	375
* Affymetrix, Inc.	17,317	369
* Illumina, Inc.	10,405	350
* Bio-Rad Laboratories, Inc.
Class A	4,672	343
* Dionex Corp.	5,195	262
* PAREXEL International Corp.	6,820	226
* Exelixis, Inc.	20,386	198
Cambrex Corp.	6,835	154
* PRA International	4,483	116
* eResearch Technology, Inc.	12,011	105
* Molecular Devices Corp.	4,130	99
* Pharmanet Development
Group, Inc.	4,670	91
* Enzo Biochem, Inc.	7,149	91
* Diversa Corp.	7,235	66
* Albany Molecular
Research, Inc.	5,888	58
* Bruker BioSciences Corp.	8,033	57

		16,012
Pharmaceuticals (45.1%)
Pfizer Inc.	1,878,981	51,785
Johnson & Johnson	760,031	49,144
Merck & Co., Inc.	558,584	22,651
Abbott Laboratories	393,001	19,139
Wyeth	344,726	16,788
Eli Lilly & Co.	260,440	14,566
Bristol-Myers Squibb Co.	501,542	10,908
Schering-Plough Corp.	379,266	7,946
Allergan, Inc.	39,153	4,485
* Forest Laboratories, Inc.	83,262	4,161
* Barr Pharmaceuticals Inc.	25,707	1,452
* Sepracor Inc.	27,319	1,284
Mylan Laboratories, Inc.	53,849	1,094
* Endo Pharmaceuticals
Holdings, Inc.	32,300	1,067
* King Pharmaceuticals, Inc.	61,918	1,004
* Watson Pharmaceuticals, Inc.	24,689	633
Valeant Pharmaceuticals
International	23,843	469
* Andrx Group	18,920	451
Medicis Pharmaceutical Corp.	13,966	409
Perrigo Co.	20,426	330
* MGI Pharma, Inc.	19,994	303
* Kos Pharmaceuticals, Inc.	6,050	296
* The Medicines Co.	12,142	274
* Adolor Corp.	10,450	261
Alpharma, Inc. Class A	10,876	228
* Adams Respiratory
Therapeutics, Inc.	5,273	215
* ViroPharma Inc.	16,955	212
* K-V Pharmaceutical Co.
Class A	8,493	190
* Par Pharmaceutical Cos. Inc.	9,147	164
* Salix Pharmaceuticals, Ltd.	11,925	160
* Noven Pharmaceuticals, Inc.	6,191	155
* Abraxis Bioscience, Inc.	6,099	152
* AtheroGenics, Inc.	10,253	143
* Sciele Pharma, Inc.	7,381	129
* Connetics Corp.	8,940	97
* New River
Pharmaceuticals Inc.	3,383	88
* K-V Pharmaceutical Co.
Class B	1,395	31
* Discovery Laboratories, Inc.	15,978	27
* NitroMed, Inc.	1,758	5

		212,896

Total Investments (100.0%)
(Cost $443,297)		471,749

Other Assets and Liabilities (0.0%)

Other Assets—Note B		1,206
Liabilities		(1,010)
		196

Net Assets (100%)		471,945

At August 31, 2006, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	440,343
Undistributed Net Investment Income	3,371
Accumulated Net Realized Losses	(221)
Unrealized Appreciation	28,452
Net Assets	471,945

Admiral Shares—Net Assets
Applicable to 3,854,921 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	107,895
Net Asset Value Per Share—
Admiral Shares	$27.99

ETF Shares—Net Assets
Applicable to 6,501,943 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	364,050
Net Asset Value Per Share—
ETF Shares	$55.99

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	5,272
Interest[1]	12
Security Lending	1
Total Income	5,285
Expenses
The Vanguard Group—Note B
Investment Advisory Services	39
Management and Administrative
Admiral Shares	197
ETF Shares	526
Marketing and Distribution
Admiral Shares	26
ETF Shares	73
Custodian Fees	51
Auditing Fees	20
Shareholders’ Reports
Admiral Shares	22
ETF Shares	17
Total Expenses	971
Net Investment Income	4,314
Realized Net Gain (Loss) on
Investment Securities Sold	2,987
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	12,648
Net Increase (Decrease) in Net Assets
Resulting from Operations	19,949

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	4,314	1,592
Realized Net Gain (Loss)	2,987	(28)
Change in Unrealized Appreciation (Depreciation)	12,648	16,982
Net Increase (Decrease) in Net Assets Resulting from Operations	19,949	18,546
Distributions
Net Investment Income
Admiral Shares	(671)	(182)
ETF Shares	(1,702)	(133)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,373)	(315)
Capital Share Transactions—Note F
Admiral Shares	30,610	55,950
ETF Shares	146,248	172,885
Net Increase (Decrease) from Capital Share Transactions	176,858	228,835
Total Increase (Decrease)	194,434	247,066
Net Assets
Beginning of Period	277,511	30,445
End of Period[2]	471,945	277,511

1	Interest income from an affiliated company of the fund was $12,000.
2	Net Assets—End of Period includes undistributed net investment income of $3,371,000 and $1,430,000.

Health Care Index Fund

Financial Highlights

Admiral Shares

	Year Ended		Feb. 5[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$26.92	$23.97	$25.33
Investment Operations
Net Investment Income	.304[2]	.274[2]	.13
Net Realized and Unrealized Gain (Loss) on Investments	.951	2.762	(1.49)
Total from Investment Operations	1.255	3.036	(1.36)
Distributions
Dividends from Net Investment Income	(.185)	(.086)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.185)	(.086)	—
Net Asset Value, End of Period	$27.99	$26.92	$23.97

Total Return[3]	4.68%	12.70%	–5.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$108	$73	$11
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.12%	1.11%	1.09%[4]
Portfolio Turnover Rate[5]	11%	9%	8%

ETF Shares

	Year Ended		Jan. 26[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$53.85	$47.90	$50.55
Investment Operations
Net Investment Income	.622[2]	.597[2]	.23
Net Realized and Unrealized Gain (Loss) on Investments	1.905	5.486	(2.88)
Total from Investment Operations	2.527	6.083	(2.65)
Distributions
Dividends from Net Investment Income	(.387)	(.133)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.387)	(.133)	—
Net Asset Value, End of Period	$55.99	$53.85	$47.90

Total Return	4.71%	12.72%	–5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$364	$205	$19
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.15%	1.13%	1.09%[4]
Portfolio Turnover Rate[5]	11%	9%	8%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5

Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $3,173,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $3,647,000 of ordinary income available for distribution. The fund had available realized losses of $311,000 to offset future net capital gains of $207,000 through August 31, 2014, and $104,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $443,314,000. Net unrealized appreciation of investment securities for tax purposes was $28,435,000, consisting of unrealized gains of $40,641,000 on securities that had risen in value since their purchase and $12,206,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $230,467,000 of investment securities and sold $52,483,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

			Year Ended August 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	44,720	1,672	58,293	2,329
Issued in Lieu of Cash Distributions	236	9	40	2
Redeemed[1]	(14,346)	(534)	(2,383)	(94)
Net Increase (Decrease)—Admiral Shares	30,610	1,147	55,950	2,237
ETF Shares
Issued	162,547	3,002	172,885	3,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(16,299)	(300)	—	—
Net Increase (Decrease)—ETF Shares	146,248	2,702	172,885	3,400

1	Net of redemption fees of $69,000 and $0.

Industrials Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	320	320	2,477
Median Market Cap	$24.9B	$30.8B	$30.8B
Price/Earnings Ratio	17.7x	17.7x	17.4x
Price/Book Ratio	2.9x	2.9x	2.7x
Yield		1.8%	1.8%
Admiral Shares	1.5%
ETF Shares	1.5%
Return on Equity	17.8%	18.1%	17.8%
Earnings Growth Rate	15.8%	15.4%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Aerospace & Defense	19%
Air Freight & Logistics	6
Airlines	2
Building Products	2
Commercial Printing	1
Construction & Engineering	2
Construction & Farm Machinery & Heavy Trucks	7
Diversified Commercial & Professional Services	4
Electrical Components & Equipment	5
Environmental & Facilities Services	2
Human Resource & Employment Services	2
Industrial Conglomerates	28
Industrial Machinery	9
Office Services & Supplies	2
Railroads	5
Trading Companies & Distributors	2
Trucking	2

Ten Largest Holdings[4] (% of total net assets)

General Electric Co.	19.8%
United Technologies Corp.	3.8
The Boeing Co.	3.6
Tyco International Ltd.	3.4
3M Co.	3.2
United Parcel Service, Inc.	2.9
Caterpillar, Inc.	2.8
Emerson Electric Co.	2.1
Honeywell International Inc.	1.9
Lockheed Martin Corp.	1.9
Top Ten	45.4%

1	MSCI US IMI/Industrials.
2	MSCI US IMI/2500.
3	Annualized.
4	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund ETF Shares Net Asset Value	11.08%	11.91%	$12,434
Industrials Index Fund ETF Shares Market Price	11.19	11.93	12,440
MSCI US IMI/2500	8.91	12.04	12,462
MSCI US IMI/Industrials	10.75	11.25	12,293

		Final Value
		of a $100,000
	Since Inception[1]	Investment
Industrials Index Fund Admiral Shares[2]	–11.71%	$88,286
MSCI US IMI/2500	–2.07	97,933
MSCI US IMI/Industrials	–9.77	90,226

Fiscal-Year Total Returns (%):

September 23, 2004–August 31, 2006

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Industrials Index Fund ETF Shares Market Price	11.19%	24.40%
Industrials Index Fund ETF Shares Net Asset Value	11.08	24.34
MSCI US IMI/Industrials	10.75	22.93

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		19.53%	16.05%
Net Asset Value		19.49	16.09
Admiral Shares	5/8/2006	—	–5.69
Fee-Adjusted Return[2]		—	–7.58

1	Inception dates are: for ETF Shares, September 23, 2004; for Admiral Shares, May 8, 2006.
2	Reflective of the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 50 for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Aerospace & Defense (19.0%)
	United Technologies Corp.	72,706	4,559
	The Boeing Co.	57,609	4,315
	Honeywell International Inc.	59,866	2,318
	Lockheed Martin Corp.	27,847	2,300
	General Dynamics Corp.	26,063	1,761
	Northrop Grumman Corp.	24,816	1,658
	Raytheon Co.	33,888	1,600
	Rockwell Collins, Inc.	13,139	689
	L-3 Communications
	Holdings, Inc.	8,828	666
	Precision Castparts Corp.	10,360	605
	Goodrich Corp.	9,130	356
*	Alliant Techsystems, Inc.	2,888	221
*	BE Aerospace, Inc.	6,277	150
*	Armor Holdings, Inc.	2,649	140
	DRS Technologies, Inc.	3,238	134
*	Aviall, Inc.	2,396	114
*	Hexcel Corp.	7,453	112
*	Teledyne Technologies, Inc.	2,706	104
	Curtiss-Wright Corp.	3,291	102
*	Moog Inc.	2,983	97
*	Ceradyne, Inc.	2,146	95
*	Orbital Sciences Corp.	4,591	83
*	Esterline Technologies Corp.	2,188	77
*	AAR Corp.	3,190	71
	Triumph Group, Inc.	1,422	63
*	GenCorp, Inc.	4,461	61
*	K&F Industries Holdings	2,758	52
	United Industrial Corp.	823	44
*	Taser International Inc.	5,244	41
	EDO Corp.	1,645	38
*	Argon ST, Inc.	1,378	35
	Cubic Corp.	1,700	34
	HEICO Corp. Class A	1,021	28
*	MTC Technologies, Inc.	1,233	26
*	Ionatron Inc.	3,700	23
	HEICO Corp.	469	16
			22,788
Air Freight & Logistics (6.2%)
	United Parcel Service, Inc.	49,586	3,474
	FedEx Corp.	21,994	2,222
	Expeditors International of
	Washington, Inc.	16,255	648
	C.H. Robinson Worldwide Inc.	12,677	581
	UTI Worldwide, Inc.	4,774	110
	Pacer International, Inc.	3,191	88
*	EGL, Inc.	2,765	85
	Forward Air Corp.	2,560	82
*	Hub Group, Inc.	3,122	73
*	ABX Air, Inc.	6,138	34
			7,397
Airlines (1.9%)
	Southwest Airlines Co.	61,036	1,057
*	AMR Corp.	15,614	322
*	Continental Airlines, Inc.
	Class B	6,996	176
*	US Airways Group Inc.	3,819	161
*	JetBlue Airways Corp.	12,079	124
	Skywest, Inc.	4,954	120
*	Alaska Air Group, Inc.	2,784	105
*	AirTran Holdings, Inc.	7,676	88
*	Republic Airways Holdings Inc.	2,818	45
*	ExpressJet Holdings, Inc.	4,924	34
*	Frontier Airlines Holdings, Inc.	4,159	29
			2,261
Building Products (2.0%)
	Masco Corp.	30,345	832
	American Standard Cos., Inc.	14,097	589
*	USG Corp.	5,198	265
	Lennox International Inc.	5,017	118
*	NCI Building Systems, Inc.	1,739	95
	Simpson Manufacturing Co.	3,296	87
	Universal Forest Products, Inc.	1,462	71
*	Jacuzzi Brands, Inc.	6,752	67
	Ameron International Corp.	763	54
*	Griffon Corp.	2,236	53
	ElkCorp	1,707	48
	Apogee Enterprises, Inc.	2,522	38
*	Trex Co., Inc.	1,256	34
	American Woodmark Corp.	1,042	33
*	Builders FirstSource, Inc.	1,550	24
			2,408
Commercial Services & Supplies (10.3%)
	Waste Management, Inc.	41,509	1,423
	Pitney Bowes, Inc.	16,992	741
	R.R. Donnelley & Sons Co.	16,636	539
	Avery Dennison Corp.	7,207	446
	Republic Services, Inc.
	Class A	10,546	409
	Cintas Corp.	10,969	406
	Manpower Inc.	6,720	397
	Robert Half International, Inc.	12,622	391
*	Monster Worldwide Inc.	9,107	371
*	The Dun & Bradstreet Corp.	5,152	362
	Equifax, Inc.	9,955	316
	Aramark Corp. Class B	9,445	310
	The Corporate Executive
	Board Co.	3,130	274
*	ChoicePoint Inc.	6,692	242
	The Brink’s Co.	3,818	218
*	Stericycle, Inc.	3,261	217
*	Allied Waste Industries, Inc.	20,305	210
*	Corrections Corp. of America	3,179	200
*	Covanta Holding Corp.	9,361	193
*	Copart, Inc.	5,699	160
	Adesa, Inc.	7,224	160
	Cendant Corp.	80,831	156
	HNI Corp.	3,759	150
	Herman Miller, Inc.	5,268	149
	IKON Office Solutions, Inc.	10,331	147
	Brady Corp. Class A	3,796	145
*	Waste Connections, Inc.	3,555	131
*	West Corp.	2,594	125
*	United Stationers, Inc.	2,593	119
*	PHH Corp.	4,393	110
	Watson Wyatt & Co. Holdings	2,736	108
*	IHS Inc.-Class A	3,345	100
	Banta Corp.	2,000	94
*	Resources Connection, Inc.	3,817	93
	Mine Safety Appliances Co.	2,479	88
*	Navigant Consulting, Inc.	4,439	87
*	Cenveo Inc.	4,074	86
	John H. Harland Co.	2,237	84
*	Tetra Tech, Inc.	4,917	82
*	Mobile Mini, Inc.	3,015	81
*	Labor Ready, Inc.	4,678	80
*	The Advisory Board Co.	1,522	77
	Deluxe Corp.	4,213	76
*	Acco Brands Corp.	3,512	76
*	FTI Consulting, Inc.	3,374	75
*	Korn/Ferry International	3,671	75
	Steelcase Inc.	5,056	73
	Administaff, Inc.	2,071	72
*	School Specialty, Inc.	2,000	71
*	American Reprographics Co.	2,322	71
*	NCO Group, Inc.	2,683	70
	ABM Industries Inc.	3,700	67
*	Consolidated Graphics, Inc.	1,050	65
*	CoStar Group, Inc.	1,565	63
	Viad Corp.	1,771	63
	G & K Services, Inc. Class A	1,818	60
	Knoll, Inc.	3,340	60
*	Coinstar, Inc.	2,254	59
*	Global Cash Access, Inc.	3,812	59
	Rollins, Inc.	2,781	59
*	Heidrick & Struggles
	International, Inc.	1,602	57
	Healthcare Services Group, Inc.	2,377	54
*	Teletech Holdings Inc.	3,420	52
*	Clean Harbors Inc.	1,189	50
	Kelly Services, Inc. Class A	1,824	50
*	Huron Consulting Group Inc.	1,273	48
	McGrath RentCorp	2,024	46
	Bowne & Co., Inc.	2,851	44
*	CRA International Inc.	986	44
*	CBIZ Inc.	5,548	43
*	Spherion Corp.	5,621	42
*	Kforce Inc.	3,349	41
*	Kenexa Corp.	1,537	39
*	Volt Information Sciences Inc.	857	37
	Ennis, Inc.	1,717	35
*	Pike Electric Corp.	1,913	34
	Central Parking Corp.	1,777	30
	CDI Corp.	1,446	30
	Schawk, Inc.	1,506	29
*	LECG Corp.	1,659	28

Industrials Index Fund

			Market
			Value•
		Shares	($000)
*	Diamond Management
	and Technology	2,933	27
*	Hudson Highland Group, Inc.	2,448	25
*	Sirva Inc.	7,065	21
	The Standard Register Co.	1,285	16
			12,413
Construction & Engineering (1.9%)
	Fluor Corp.	6,720	581
*	Jacobs Engineering Group Inc.	4,533	395
*	Foster Wheeler Ltd.	5,363	233
*	URS Corp.	4,103	166
*	Shaw Group, Inc.	6,460	163
*	Quanta Services, Inc.	8,407	149
	Granite Construction Co.	2,645	142
*	EMCOR Group, Inc.	2,551	141
	Washington Group
	International, Inc.	2,349	139
*	Infrasource Services Inc.	3,296	57
*	Insituform Technologies Inc.
	Class A	2,474	57
*	Perini Corp.	1,736	42
			2,265
Electrical Equipment (5.5%)
	Emerson Electric Co.	31,182	2,562
	Rockwell Automation, Inc.	12,895	727
	Cooper Industries, Inc.
	Class A	7,091	581
	Roper Industries Inc.	6,758	313
	American Power
	Conversion Corp.	13,694	241
	Ametek, Inc.	5,573	239
*	Thomas & Betts Corp.	4,863	220
	Hubbell Inc. Class B	4,129	192
*	General Cable Corp.	4,073	157
	Acuity Brands, Inc.	3,612	154
*	Genlyte Group, Inc.	2,057	135
	Belden CDT Inc.	3,472	124
*	Energy Conversion
	Devices, Inc.	3,245	114
	Regal-Beloit Corp.	2,428	105
	Woodward Governor Co.	2,550	86
	Franklin Electric, Inc.	1,482	71
	A.O. Smith Corp.	1,740	70
	Baldor Electric Co.	2,317	69
*	Encore Wire Corp.	1,461	55
*	Evergreen Solar, Inc.	5,254	53
*	GrafTech International Ltd.	9,185	50
*	II-VI, Inc.	2,338	49
*	Power-One, Inc.	6,318	43
*	Medis Technology Ltd.	2,037	41
*	FuelCell Energy, Inc.	3,957	39
*	EnerSys	2,121	38
*	Plug Power, Inc.	6,566	31
	Vicor Corp.	2,131	27
			6,586
Industrial Conglomerates (28.0%)
	General Electric Co.	698,613	23,795
	Tyco International Ltd.	154,225	4,033
	3M Co.	54,315	3,894
	Textron, Inc.	8,928	749
*	McDermott International, Inc.	7,507	362
	Carlisle Co., Inc.	2,438	208
	Walter Industries, Inc.	3,459	190
	Teleflex Inc.	2,907	162
*	Sequa Corp. Class A	496	46
	Raven Industries, Inc.	1,573	44
	Tredegar Corp.	2,633	43
	Standex International Corp.	1,121	33
			33,559
Machinery (16.3%)
	Caterpillar, Inc.	50,458	3,348
	Illinois Tool Works, Inc.	36,239	1,591
	Deere & Co.	17,879	1,396
	Danaher Corp.	18,638	1,236
	PACCAR, Inc.	18,303	1,001
	Ingersoll-Rand Co.	25,081	954
	Dover Corp.	15,584	758
	Eaton Corp.	10,925	727
	Parker Hannifin Corp.	9,209	682
	ITT Industries, Inc.	13,386	655
	Joy Global Inc.	9,595	418
	Cummins Inc.	3,564	409
*	Terex Corp.	7,812	343
	Oshkosh Truck Corp.	5,706	295
	Pall Corp.	9,650	263
	Harsco Corp.	3,249	258
	SPX Corp.	4,779	252
*	Flowserve Corp.	4,456	228
	Pentair, Inc.	7,497	224
	The Manitowoc Co., Inc.	4,846	214
	Trinity Industries, Inc.	6,255	209
	Graco, Inc.	5,416	205
	Donaldson Co., Inc.	6,095	203
	The Timken Co.	5,948	191
	IDEX Corp.	4,258	179
*	AGCO Corp.	7,107	177
	Kennametal, Inc.	3,171	167
	Lincoln Electric Holdings, Inc.	2,897	159
	Crane Co.	3,860	154
	JLG Industries, Inc.	8,598	150
*	Gardner Denver Inc.	4,107	148
	Bucyrus International, Inc.	2,590	134
	The Toro Co.	3,298	132
	CLARCOR Inc.	4,133	124
	Briggs & Stratton Corp.	4,152	117
*	Navistar International Corp.	5,051	116
	Mueller Industries Inc.	3,026	116
*	ESCO Technologies Inc.	2,133	109
	Wabtec Corp.	3,701	104
	Actuant Corp.	2,272	102
	Nordson Corp.	2,406	96
	Kaydon Corp.	2,285	87
	Valmont Industries, Inc.	1,528	80
	Albany International Corp.	2,280	80
	Watts Water Technologies, Inc.	2,213	69
	NACCO Industries, Inc.
	Class A	498	67
	Federal Signal Corp.	4,257	66
	Freightcar America Inc.	1,063	62
*	EnPro Industries, Inc.	1,807	57
	Barnes Group, Inc.	3,307	54
*	The Middleby Corp.	599	47
	Wabash National Corp.	3,031	42
	Tennant Co.	1,553	42
*	Astec Industries, Inc.	1,714	40
	CIRCOR International, Inc.	1,385	40
*	RBC Bearings Inc.	1,845	39
	Cascade Corp.	1,011	38
*	Commercial Vehicle Group Inc.	1,926	38
*	American Science &
	Engineering, Inc.	827	38
	The Greenbrier Cos., Inc.	1,308	36
	Robbins & Myers, Inc.	1,224	35
*	A.S.V., Inc.	1,964	30
*	Accuride Corp.	2,556	28
*	Tecumseh Products Co.
	Class A	1,581	23
*	TurboChef Technologies, Inc.	2,038	21
*	Tecumseh Products Co.
	Class B	238	3
			19,506
Marine (0.4%)
	Alexander & Baldwin, Inc.	3,398		149
*	American Commercial
	Lines Inc.	2,495		131
*	Kirby Corp.	3,510		103
	Eagle Bulk Shipping Inc.	2,100		33
	Genco Shipping and
	Trading Ltd.	1,402		31
	Horizon Lines Inc.	1,901		30
				477
Road & Rail (6.7%)
	Burlington Northern
	Santa Fe Corp.	27,692		1,854
	Union Pacific Corp.	19,420		1,560
	Norfolk Southern Corp.	31,552		1,348
	CSX Corp.	33,799		1,021
	Ryder System, Inc.	4,796		237
	Landstar System, Inc.	4,600		196
	Con-way, Inc.	4,103		196
	J.B. Hunt Transport
	Services, Inc.	9,178		180
	Laidlaw International Inc.	6,560		177
*	YRC Worldwide, Inc.	4,596		169
*	Kansas City Southern	5,197		137
	Florida East Coast
	Industries, Inc. Class A	2,441		133
	Arkansas Best Corp.	2,027		89
*	Dollar Thrifty Automotive
	Group, Inc.	2,068		88
*	Swift Transportation Co., Inc.	3,802		88
	Werner Enterprises, Inc.	4,669		87
	Heartland Express, Inc.	5,252		84
	Knight Transportation, Inc.	4,737		81
*	Genesee & Wyoming Inc.
	Class A	3,226		80
*	Old Dominion Freight Line, Inc.	2,481		79
*	Amerco, Inc.	940		67
*	RailAmerica, Inc.	3,890		39
				7,990
Trading Companies & Distributors (1.6%)
	W.W. Grainger, Inc.	5,863		392
	Fastenal Co.	9,877		362
*	Wesco International, Inc.	3,816		223
	GATX Corp.	4,102		152
	MSC Industrial Direct Co., Inc.
	Class A	3,809		150
*	United Rentals, Inc.	5,857		127
	Watsco, Inc.	1,964		86
	Applied Industrial
	Technology, Inc.	3,457		78
	UAP Holding Corp.	3,730		78
*	Beacon Roofing Supply, Inc.	3,668		67
*	Interline Brands, Inc.	2,209		55
*	Williams Scotsman
	International Inc.	2,383		50
*	TAL International Group, Inc.	1,665		39
	Kaman Corp. Class A	2,168		39
	Bluelinx Holdings Inc.	3,042		32

Industrials Index Fund

		Market
		Value•
	Shares	($000)
* Electro Rent Corp.	1,818	29
Lawson Products, Inc.	561	22
		1,981
Transportation Infrastructure (0.0%)
* Sea Containers Ltd. Class A	6,215	14
Total Investments (99.8%)
(Cost $120,573)		119,645
Other Assets and Liabilities (0.2%)
Other Assets—Note B		1,915
Liabilities		(1,679)
		236
Net Assets (100%)		119,881

At August 31, 2006, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	120,335
Undistributed Net Investment Income	824
Accumulated Net Realized Losses	(350)
Unrealized Depreciation	(928)
Net Assets	119,881

Admiral Shares—Net Assets
Applicable to 6,065 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	186
Net Asset Value Per Share—
Admiral Shares	$30.72

ETF Shares—Net Assets
Applicable to 2,000,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	119,695
Net Asset Value Per Share—
ETF Shares	$59.85

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	1,125
Total Income	1,125
Expenses
The Vanguard Group—Note B
Investment Advisory Services	11
Management and Administrative
Admiral Shares	—
ETF Shares	101
Marketing and Distribution
Admiral Shares	—
ETF Shares	8
Custodian Fees	28
Auditing Fees	21
Shareholders’ Reports
Admiral Shares	—
ETF Shares	4
Total Expenses	173
Net Investment Income	952
Realized Net Gain (Loss) on
Investment Securities Sold	774
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(1,279)
Net Increase (Decrease) in Net Assets
Resulting from Operations	447

Statement of Changes in Net Assets

		Sept. 23,
	Year Ended	2004[1] to
	Aug. 31,	Aug. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	952	162
Realized Net Gain (Loss)	774	1,632
Change in Unrealized Appreciation (Depreciation)	(1,279)	351
Net Increase (Decrease) in Net Assets Resulting from Operations	447	2,145
Distributions
Net Investment Income
Admiral Shares	—	—
ETF Shares	(226)	(64)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(226)	(64)
Capital Share Transactions—Note F
Admiral Shares	197	—
ETF Shares	103,172	14,210
Net Increase (Decrease) from Capital Share Transactions	103,369	14,210
Total Increase (Decrease)	103,590	16,291
Net Assets
Beginning of Period	16,291	—
End of Period[2]	119,881	16,291

1	Inception.
2	Net Assets—End of Period includes undistributed net investment income of $824,000 and $98,000.

Industrials Index Fund

Financial Highlights

Admiral Shares
May 8[1] to
Aug. 31,
For a Share Outstanding Throughout the Period	2006
Net Asset Value, Beginning of Period	$34.10
Investment Operations
Net Investment Income	.164[2]
Net Realized and Unrealized Gain (Loss) on Investments[2]	(3.544)
Total from Investment Operations	(3.380)
Distributions
Dividends from Net Investment Income	—
Distributions from Realized Capital Gains	—
Total Distributions	—
Net Asset Value, End of Period	$30.72

Total Return[3]	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$.2
Ratio of Total Expenses to Average Net Assets	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	1.35%[4]
Portfolio Turnover Rate[5]	9%

ETF Shares
	Year	Sept. 23,
	Ended	2004[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$54.30	$48.79
Investment Operations
Net Investment Income	.842[2]	.65
Net Realized and Unrealized Gain (Loss) on Investments	5.160	5.18
Total from Investment Operations	6.002	5.83
Distributions
Dividends from Net Investment Income	(.452)	(.32)
Distributions from Realized Capital Gains	—	—
Total Distributions	(.452)	(.32)
Net Asset Value, End of Period	$59.85	$54.30

Total Return	11.08%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$120	$16
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%[4]
Ratio of Net Investment Income to Average Net Assets	1.38%	1.30%[4]
Portfolio Turnover Rate[5]	9%	11%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5

Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares were first issued on May 8, 2006. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $1,127,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $851,000 of ordinary income available for distribution. The fund had available realized losses of $339,000 to offset future net capital gains of $18,000 through August 31, 2014, and $321,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $120,587,000. Net unrealized depreciation of investment securities for tax purposes was $942,000, consisting of unrealized gains of $3,504,000 on securities that had risen in value since their purchase and $4,446,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $116,302,000 of investment securities and sold $12,448,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended		September 23, 2004[1]
	August 31, 2006		to August 31, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	197	6	—	—
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)—Admiral Shares	197	6	—	—
ETF Shares
Issued	109,102	1,800	30,466	600
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(5,930)	(100)	(16,256)	(300)
Net Increase (Decrease)—ETF Shares	103,172	1,700	14,210	300

1	Inception.

Information Technology Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	396	395	2,477
Median Market Cap	$50.8B	$50.8B	$30.8B
Price/Earnings Ratio	23.8x	23.7x	17.4x
Price/Book Ratio	3.6x	3.6x	2.7x
Yield		0.6%	1.8%
Admiral Shares	0.3%
ETF Shares	0.4%
Return on Equity	13.7%	13.7%	17.8%
Earnings Growth Rate	20.1%	20.1%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Application Software	5%
Communications Equipment	17
Computer Hardware	16
Computer Storage & Peripherals	4
Data Processing & Outsourced Services	7
Electronic Equipment Manufacturers	2
Electronic Manufacturing Services	1
Home Entertainment Software	1
Internet Software & Services	8
IT Consulting & Other Services	2
Office Electronics	1
Semiconductor Equipment	3
Semiconductors	16
Systems Software	16
Technology Distributors	1

Ten Largest Holdings[3] (% of total net assets)

Microsoft Corp.	10.3%
Cisco Systems, Inc.	6.1
International Business Machines Corp.	5.7
Intel Corp.	5.2
Hewlett-Packard Co.	4.6
Google Inc.	3.7
Oracle Corp.	3.0
QUALCOMM Inc.	2.9
Motorola, Inc.	2.6
Apple Computer, Inc.	2.6
Top Ten	46.7%

1	MSCI US IMI/Information Technology.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Information Technology Index Fund
ETF Shares Net Asset Value	2.11%	–1.94%	$9,505
Information Technology Index Fund
ETF Shares Market Price	2.46	–1.84	9,530
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Information Technology	2.37	–1.74	9,556

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Information Technology Index Fund Admiral Shares[2]	2.12%	2.36%	$105,843
MSCI US IMI/2500	8.91	9.81	125,571
MSCI US IMI/Information Technology	2.37	2.57	106,375

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Information Technology Index Fund ETF Shares Market Price	2.46%	–4.70%
Information Technology Index Fund ETF Shares Net Asset Value	2.11	–4.9
MSCI US IMI/Information Technology	2.37	–4.44

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		4.18%	–3.35%
Net Asset Value		4.28	–3.40
Admiral Shares[2]	3/25/2004	4.26	1.04

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, March 25, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 58 for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Communications Equipment (16.6%)
*	Cisco Systems, Inc.	489,491	10,764
	QUALCOMM Inc.	134,262	5,058
	Motorola, Inc.	198,027	4,630
*	Corning, Inc.	124,791	2,775
*	Lucent Technologies, Inc.	357,321	833
*	Juniper Networks, Inc.	40,540	595
	Harris Corp.	10,725	471
*	Avaya Inc.	33,766	353
*	Tellabs, Inc.	34,226	349
*	Comverse Technology, Inc.	16,150	338
*	JDS Uniphase Corp.	134,612	306
*	Ciena Corp.	46,757	185
*	Polycom, Inc.	6,974	166
*	F5 Networks, Inc.	3,185	160
*	Interdigital
	Communications Corp.	4,401	146
*	3Com Corp.	31,040	138
	ADTRAN Inc.	5,497	137
*	CommScope, Inc.	4,526	132
*	Foundry Networks, Inc.	10,830	132
*	ADC Telecommunications, Inc.	9,302	127
*	Avocent Corp.	3,915	118
*	Andrew Corp.	12,688	117
*	Arris Group Inc.	8,515	98
*	Sonus Networks, Inc.	18,993	92
*	Redback Networks Inc.	4,320	81
*	UTStarcom, Inc.	8,344	69
	Plantronics, Inc.	3,793	68
*	Finisar Corp.	17,691	66
*	Dycom Industries, Inc.	3,199	65
*	Tekelec	4,809	64
*	Powerwave Technologies, Inc.	7,954	60
*	Comtech
	Telecommunications Corp.	1,817	59
*	Sycamore Networks, Inc.	15,552	57
	Black Box Corp.	1,406	54
*	NETGEAR, Inc.	2,663	52
*	ViaSat, Inc.	1,887	51
*	Mastec Inc.	3,278	38
*	SafeNet, Inc.	1,990	37
*	Harmonic, Inc.	5,765	36
	Inter-Tel, Inc.	1,620	36
*	Extreme Networks, Inc.	9,458	35
*	Ixia	2,928	29
*	Packeteer, Inc.	2,667	27
	Bel Fuse, Inc. Class B	650	24
*	Ditech Networks Inc.	2,534	22
*	Blue Coat Systems, Inc.	969	17
*	Westell Technologies, Inc.	4,630	13
	Bel Fuse, Inc. Class A	184	6
			29,286
Computers & Peripherals (20.6%)
	International Business
	Machines Corp.	124,339	10,068
	Hewlett-Packard Co.	223,755	8,180
*	Apple Computer, Inc.	68,162	4,625
*	Dell Inc.	175,482	3,957
*	EMC Corp.	189,609	2,209
*	Sun Microsystems, Inc.	280,190	1,398
*	Network Appliance, Inc.	29,810	1,021
	Seagate Technology	42,535	946
*	SanDisk Corp.	15,522	915
*	NCR Corp.	14,536	506
*	Lexmark International, Inc.	8,454	474
*	Western Digital Corp.	17,589	322
*	QLogic Corp.	12,929	238
	Diebold, Inc.	5,535	232
*	Brocade Communications
	Systems, Inc.	21,986	136
*	Avid Technology, Inc.	3,218	128
*	Intermec, Inc.	4,068	122
*	Emulex Corp.	6,747	117
	Imation Corp.	2,791	111
*	Palm, Inc.	7,398	108
*	Electronics for Imaging, Inc.	4,558	105
*	Komag, Inc.	2,261	81
*	Rackable Systems Inc.	2,099	58
*	Synaptics Inc.	1,873	47
*	Hutchinson Technology, Inc.	2,069	43
*	McDATA Corp. Class A	9,364	40
*	Adaptec, Inc.	9,132	38
*	Gateway, Inc.	17,502	35
*	Quantum Corp.	14,974	33
*	Novatel Wireless, Inc.	2,272	25
*	Presstek, Inc.	2,584	21
*	McDATA Corp. Class B	2,974	12
			36,351
Electronic Equipment & Instruments (4.4%)
*	Agilent Technologies, Inc.	34,171	1,099
*	Flextronics International Ltd.	46,174	545
	Amphenol Corp.	7,110	409
	Jabil Circuit, Inc.	13,968	375
	CDW Corp.	5,148	300
*	Arrow Electronics, Inc.	9,646	269
	Symbol Technologies, Inc.	20,289	244
*	Solectron Corp.	72,993	229
*	Trimble Navigation Ltd.	4,344	213
*	Avnet, Inc.	10,583	207
	Molex, Inc. Class A	6,519	205
*	Mettler-Toledo
	International Inc.	3,313	202
*	Ingram Micro, Inc. Class A	11,063	199
*	Vishay Intertechnology, Inc.	13,545	190
	Tektronix, Inc.	6,495	184
	Molex, Inc.	4,771	174
*	Tech Data Corp.	4,595	160
*	FLIR Systems, Inc.	5,227	145
*	Sanmina-SCI Corp.	42,858	145
	Anixter International Inc.	2,632	143
*	Benchmark Electronics, Inc.	5,022	125
	National Instruments Corp.	4,403	122
*	Itron, Inc.	1,982	111
*	Coherent, Inc.	2,474	90
	Technitrol, Inc.	3,105	88
	Cognex Corp.	3,409	87
*	Global Imaging Systems, Inc.	3,750	82
	AVX Corp.	4,873	81
*	Rogers Corp.	1,313	76
*	Plexus Corp.	3,597	71
*	Insight Enterprises, Inc.	3,803	68
*	Brightpoint, Inc.	4,055	67
*	Rofin-Sinar Technologies Inc.	1,202	66
*	Littelfuse, Inc.	1,788	65
*	ScanSource, Inc.	2,053	64
*	Aeroflex, Inc.	5,943	62
*	Dolby Laboratories Inc.	2,793	61
*	Paxar Corp.	2,952	57
*	KEMET Corp.	6,959	57
*	Checkpoint Systems, Inc.	3,048	55
*	Newport Corp.	3,098	55
	Daktronics, Inc.	2,498	52
	MTS Systems Corp.	1,548	52
*	L-1 Identity Solutions Inc.	3,319	50
*	Cogent Inc.	3,309	47
*	Electro Scientific
	Industries, Inc.	2,314	46
*	TTM Technologies, Inc.	3,307	43
	Park Electrochemical Corp.	1,549	40
	CTS Corp.	2,734	40
	Agilysys, Inc.	2,360	32
*	Excel Technology, Inc.	935	27
*	DTS Inc.	1,380	25
	Methode Electronics, Inc.
	Class A	3,059	24
*	SYNNEX Corp.	1,030	23
*	Echelon Corp.	2,469	22
*	Universal Display Corp.	2,024	21
*	Mercury Computer
	Systems, Inc.	1,704	21
*	Photon Dynamics, Inc.	1,317	18
*	Multi-Fineline Electronix, Inc.	777	18
*	Metrologic Instruments, Inc.	947	15
			7,863
Internet Software & Services (8.2%)
*	Google Inc.	17,218	6,518
*	Yahoo! Inc.	101,660	2,930
*	eBay Inc.	84,476	2,354
*	Akamai Technologies, Inc.	10,392	407
*	VeriSign, Inc.	19,701	399
*	Digital River, Inc.	3,159	153
*	aQuantive, Inc.	5,068	126
*	ValueClick, Inc.	6,828	121
*	CNET Networks, Inc.	11,503	108
*	WebEx Communications, Inc.	2,983	106
*	Equinix, Inc.	1,809	104
*	RealNetworks, Inc.	9,258	102
*	j2 Global
	Communications, Inc.	3,755	94

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Websense, Inc.	3,874	80
*	EarthLink, Inc.	10,506	77
*	Digital Insight Corp.	2,766	72
*	Digitas Inc.	7,093	63
*	Openwave Systems Inc.	7,433	60
	United Online, Inc.	5,104	59
*	InfoSpace, Inc.	2,476	55
*	Ariba, Inc.	5,825	48
*	SonicWALL, Inc.	4,326	44
*	CMGI Inc.	34,957	39
*	DealerTrack Holdings Inc.	1,724	38
*	Interwoven Inc.	3,307	36
*	webMethods, Inc.	4,220	33
*	Vignette Corp.	2,370	33
*	Marchex, Inc.	1,904	31
*	Bankrate, Inc.	1,009	29
*	S1 Corp.	5,274	27
*	iPass Inc.	4,302	20
*	NetRatings, Inc.	1,261	19
*	Jupitermedia Corp.	1,587	11
			14,396
IT Services (9.0%)
	First Data Corp.	61,422	2,639
	Automatic Data
	Processing, Inc.	46,405	2,190
	Accenture Ltd.	46,626	1,383
	Paychex, Inc.	27,372	983
	Electronic Data Systems Corp.	41,222	982
*	Cognizant Technology
	Solutions Corp.	11,204	783
*	Computer Sciences Corp.	14,911	706
*	Fiserv, Inc.	14,310	632
*	Affiliated Computer
	Services, Inc. Class A	8,872	456
*	Iron Mountain, Inc.	8,472	347
*	MasterCard, Inc. Class A	5,102	285
*	Ceridian Corp.	11,741	280
*	Alliance Data Systems Corp.	5,484	277
*	DST Systems, Inc.	4,419	261
*	Convergys Corp.	11,184	233
	Sabre Holdings Corp.	10,557	231
*	CheckFree Corp.	6,219	223
	MoneyGram International, Inc.	6,822	214
	Global Payments Inc.	5,365	204
	Fidelity National Information
	Services, Inc.	5,370	197
	Acxiom Corp.	6,587	160
*	Unisys Corp.	27,263	146
*	CACI International, Inc.	2,405	128
*	BearingPoint, Inc.	14,432	121
*	MPS Group, Inc.	8,380	118
*	Hewitt Associates, Inc.	4,999	112
*	Perot Systems Corp.	7,052	101
*	BISYS Group, Inc.	9,704	100
*	CSG Systems
	International, Inc.	3,671	99
*	Wright Express Corp.	3,243	87
*	SRA International, Inc.	3,107	87
*	eFunds Corp.	3,666	85
*	Gartner, Inc. Class A	5,475	85
*	VeriFone Holdings, Inc.	3,313	77
	Total System Services, Inc.	3,156	70
*	Euronet Worldwide, Inc.	2,525	61
*	Keane, Inc.	3,956	61
	Talx Corp.	2,398	59
	Gevity HR, Inc.	2,049	53
*	Sykes Enterprises, Inc.	2,206	44
*	ManTech International Corp.	1,434	44
	Heartland Payment
	Systems, Inc.	1,526	41
	MAXIMUS, Inc.	1,513	40
*	Sapient Corp.	7,109	35
*	Tyler Technologies, Inc.	2,581	34
*	Lionbridge Technologies, Inc.	4,644	33
*	Forrester Research, Inc.	1,096	32
*	Kanbay International Inc.	1,692	31
*	Ciber, Inc.	4,432	29
*	TNS Inc.	1,740	28
*	Covansys Corp.	1,646	28
	infoUSA Inc.	2,839	23
*	Ness Technologies Inc.	1,648	19
*	RightNow Technologies Inc.	1,065	16
	Syntel, Inc.	626	14
			15,807
Office Electronics (0.7%)
*	Xerox Corp.	73,657	1,091
*	Zebra Technologies Corp.
	Class A	5,389	182
			1,273
Semiconductors &
Semiconductor Equipment (18.9%)
	Intel Corp.	466,525	9,116
	Texas Instruments, Inc.	125,003	4,074
	Applied Materials, Inc.	125,437	2,117
*	Broadcom Corp.	37,481	1,103
*	Micron Technology, Inc.	58,222	1,006
*	Advanced Micro Devices, Inc.	38,529	963
	Analog Devices, Inc.	28,968	888
	Linear Technology Corp.	24,442	831
*	NVIDIA Corp.	26,801	780
	Maxim Integrated
	Products, Inc.	25,634	746
	KLA-Tencor Corp.	15,953	701
*	Freescale Semiconductor, Inc.
	Class B	21,626	668
*	Marvell Technology Group Ltd.	37,435	655
	National Semiconductor Corp.	26,983	655
	Xilinx, Inc.	27,565	630
	Microchip Technology, Inc.	17,034	582
*	Altera Corp.	28,726	581
*	MEMC Electronic
	Materials, Inc.	14,064	544
*	LAM Research Corp.	11,170	478
*	Freescale Semiconductor, Inc.
	Class A	10,904	335
	Intersil Corp.	11,296	286
*	Novellus Systems, Inc.	10,222	285
*	Integrated Device
	Technology Inc.	16,061	277
*	LSI Logic Corp.	31,637	255
*	Teradyne, Inc.	15,846	222
*	Agere Systems Inc.	13,642	208
*	Atmel Corp.	35,131	203
*	International Rectifier Corp.	5,694	201
*	Fairchild Semiconductor
	International, Inc.	9,742	176
*	Cypress Semiconductor Corp.	10,973	172
*	FormFactor Inc.	3,432	166
*	Varian Semiconductor
	Equipment Associates, Inc.	4,590	162
*	Microsemi Corp.	5,269	146
*	Silicon Laboratories Inc.	3,777	133
*	Cymer, Inc.	3,017	124
*	Tessera Technologies, Inc.	3,663	121
*	Cree, Inc.	6,065	113
*	PMC Sierra Inc.	16,406	112
*	Rambus Inc.	6,827	108
*	SiRF Technology
	Holdings, Inc.	3,871	102
*	RF Micro Devices, Inc.	15,170	100
*	Entegris Inc.	8,694	94
*	ON Semiconductor Corp.	15,526	93
*	ATMI, Inc.	3,009	87
*	Conexant Systems, Inc.	38,155	79
*	Brooks Automation, Inc.	5,594	78
*	Trident Microsystems, Inc.	3,723	77
*	Semtech Corp.	5,857	77
*	Silicon Image, Inc.	6,488	75
*	OmniVision Technologies, Inc.	4,182	69
*	Spansion Inc. Class A	3,926	67
*	Zoran Corp.	3,727	66
*	Applied Micro Circuits Corp.	23,963	65
*	Lattice Semiconductor Corp.	8,936	65
*	Cabot Microelectronics Corp.	1,931	61
*	Diodes Inc.	1,630	61
*	MKS Instruments, Inc.	2,849	60
*	DSP Group Inc.	2,411	59
*	Skyworks Solutions, Inc.	12,571	58
*	TriQuint Semiconductor, Inc.	11,305	56
*	Veeco Instruments, Inc.	2,200	54
*	Axcelis Technologies, Inc.	8,200	52
*	Micrel, Inc.	5,156	52
*	Amkor Technology, Inc.	8,410	48
*	Photronics Inc.	3,130	45
*	Cirrus Logic, Inc.	6,211	45
*	Hittite Microwave Corp.	995	45
*	FEI Co.	2,059	43
*	Standard Microsystem Corp.	1,521	43
*	Exar Corp.	2,879	40
*	Atheros Communications	2,469	40
*	Advanced Energy
	Industries, Inc.	2,665	38
*	Genesis Microchip Inc.	2,824	36
*	Netlogic Microsystems Inc.	1,181	35
*	Actel Corp.	2,112	33
*	Kulicke & Soffa Industries, Inc.	4,120	32
*	Silicon Storage
	Technology, Inc.	7,493	31
*	AMIS Holdings Inc.	3,412	31
	Cohu, Inc.	1,731	29
*	Asyst Technologies, Inc.	3,803	29
*	Advanced Analogic
	Technologies, Inc.	2,933	28
*	Ultratech, Inc.	1,865	27
*	Mattson Technology, Inc.	3,441	27
*	LTX Corp.	4,781	24
*	PDF Solutions, Inc.	1,590	21
*	Kopin Corp.	5,403	20
*	IXYS Corp.	2,135	19
*	Ikanos Communications, Inc.	1,468	19
*	Credence Systems Corp.	6,704	17
*	PortalPlayer Inc.	1,320	16
*	SigmaTel Inc.	2,916	14
			33,505
Software (21.5%)
	Microsoft Corp.	710,479	18,252
*	Oracle Corp.	341,939	5,351
*	Adobe Systems, Inc.	48,146	1,562
*	Symantec Corp.	83,536	1,557
*	Electronic Arts Inc.	24,330	1,240
	CA, Inc.	37,026	873

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Intuit, Inc.	26,536	802
*	Autodesk, Inc.	18,450	641
*	BMC Software, Inc.	17,018	453
*	Citrix Systems, Inc.	14,291	438
*	BEA Systems, Inc.	30,051	413
*	Cadence Design Systems, Inc.	22,717	373
*	Red Hat, Inc.	13,982	325
*	McAfee Inc.	12,814	292
*	Activision, Inc.	22,111	285
*	Compuware Corp.	30,865	235
*	Synopsys, Inc.	11,466	217
*	salesforce.com, Inc.	6,261	216
*	Novell, Inc.	31,031	207
	Reynolds & Reynolds Class A	4,974	191
	Fair Isaac, Inc.	5,219	183
*	NAVTEQ Corp.	6,664	177
*	Sybase, Inc.	7,200	166
*	RSA Security Inc.	5,809	162
*	Hyperion Solutions Corp.	4,759	158
*	MICROS Systems, Inc.	3,128	150
*	Parametric Technology Corp.	8,911	144
*	THQ Inc.	5,116	132
*	ANSYS, Inc.	2,600	122
*	TIBCO Software Inc.	15,355	121
	Jack Henry & Associates Inc.	6,199	119
*	FileNet Corp.	3,351	117
	FactSet Research Systems Inc.	2,524	111
*	Transaction Systems
	Architects, Inc.	3,001	100
*	Informatica Corp.	6,676	98
*	Macrovision Corp.	4,103	96
*	Mentor Graphics Corp.	6,409	93
*	Internet Security Systems, Inc.	3,253	90
*	Nuance Communications, Inc.	10,545	83
*	Progress Software Corp.	3,263	83
*	Intergraph Corp.	2,113	79
*	Quest Software, Inc.	5,607	78
*	MicroStrategy Inc.	850	78
*	Kronos, Inc.	2,521	77
*	Take-Two Interactive
	Software, Inc.	5,667	69
*	Lawson Softward, Inc.	10,061	67
*	Wind River Systems Inc.	6,089	62
*	Advent Software, Inc.	1,863	61
	Blackbaud, Inc.	2,454	57
	Quality Systems, Inc.	1,377	55
*	Blackboard Inc.	1,971	53
*	Manhattan Associates, Inc.	2,164	50
*	Epicor Software Corp.	3,941	49
*	Open Solutions Inc.	1,637	48
*	Opsware, Inc.	6,639	47
*	MRO Software Inc.	1,794	46
*	Altiris, Inc.	1,958	44
*	Witness Systems, Inc.	2,674	43
*	The Ultimate Software
	Group, Inc.	1,709	39
*	Verint Systems Inc.	1,158	38
*	JDA Software Group, Inc.	2,267	38
*	SPSS, Inc.	1,454	37
*	Borland Software Corp.	6,196	36
*	Concur Technologies, Inc.	2,271	32
*	Sonic Solutions, Inc.	1,925	29
*	Agile Software Corp.	4,418	26
*	Secure Computing Corp.	3,602	23
*	OpenTV Corp.	7,303	22
*	InterVoice, Inc.	3,105	22
*	Magma Design
	Automation, Inc.	2,680	20
*	eSPEED, Inc. Class A	2,204	19
*	EPIQ Systems, Inc.	1,183	18
*	FalconStor Software, Inc.	1,840	13
*	Ulticom, Inc.	995	11
	Renaissance Learning, Inc.	738	10
			37,924
Total Investments (99.9%)
(Cost $182,459)			176,405
Other Assets and Liabilities (0.1%)
Other Assets—Note B			863
Liabilities			(673)
			190
Net Assets (100%)			176,595

At August 31, 2006, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	183,782
Undistributed Net Investment Income	365
Accumulated Net Realized Losses	(1,498)
Unrealized Depreciation	(6,054)
Net Assets	176,595

Admiral Shares—Net Assets
Applicable to 196,266 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,788
Net Asset Value Per Share—
Admiral Shares	$24.40

ETF Shares—Net Assets
Applicable to 3,604,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	171,807
Net Asset Value Per Share—
ETF Shares	$47.66
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	785
Interest[1]	2
Total Income	787
Expenses
The Vanguard Group—Note B
Investment Advisory Services	20
Management and Administrative
Admiral Shares	5
ETF Shares	201
Marketing and Distribution
Admiral Shares	1
ETF Shares	27
Custodian Fees	39
Auditing Fees	20
Shareholders’ Reports
Admiral Shares	3
ETF Shares	7
Total Expenses	323
Net Investment Income	464
Realized Net Gain (Loss) on
Investment Securities Sold	2,551
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(6,138)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,123)

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	464	343
Realized Net Gain (Loss)	2,551	(150)
Change in Unrealized Appreciation (Depreciation)	(6,138)	4,225
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,123)	4,418
Distributions
Net Investment Income
Admiral Shares	(4)	(6)
ETF Shares	(200)	(244)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(204)	(250)
Capital Share Transactions—Note F
Admiral Shares	2,900	1,721
ETF Shares	123,535	31,193
Net Increase (Decrease) from Capital Share Transactions	126,435	32,914
Total Increase (Decrease)	123,108	37,082
Net Assets
Beginning of Period	53,487	16,405
End of Period[2]	176,595	53,487

1	Interest income from an affiliated company of the fund was $2,000.
2	Net Assets—End of Period includes undistributed net investment income of $365,000 and $105,000.

Information Technology Index Fund

Financial Highlights

Admiral Shares

		Year Ended	Mar. 25[1] to
		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$23.93	$20.72	$23.40
Investment Operations
Net Investment Income	.084[2]	.351[3]	.01
Net Realized and Unrealized Gain (Loss) on Investments	.424	3.182	(2.69)
Total from Investment Operations	.508	3.533	(2.68)
Distributions
Dividends from Net Investment Income	(.038)	(.323)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.038)	(.323)	—
Net Asset Value, End of Period	$24.40	$23.93	$20.72

Total Return[4]	2.12%	17.05%	–11.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5	$2	$0.2
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%[5]
Ratio of Net Investment Income to Average Net Assets	0.33%	1.26%[3]	0.12%[5]
Portfolio Turnover Rate[6]	8%	7%	9%

ETF Shares

		Year Ended	Jan. 26[1] to
		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$46.76	$40.46	$50.89
Investment Operations
Net Investment Income	.175[2]	.670[7]	.03
Net Realized and Unrealized Gain (Loss) on Investments	.816	6.239	(10.46)
Total from Investment Operations	.991	6.909	(10.43)
Distributions
Dividends from Net Investment Income	(.091)	(.609)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.091)	(.609)	—
Net Asset Value, End of Period	$47.66	$46.76	$40.46

Total Return	2.11%	17.07%	–20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$172	$51	$16
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[5]
Ratio of Net Investment Income to Average Net Assets	0.36%	1.28%[7]	0.12%[5]
Portfolio Turnover Rate[6]	8%	7%	9%

1	Inception.
2	Calculated based on average shares outstanding.
3

Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
7

Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004. See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $17,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $3,827,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $415,000 of ordinary income available for distribution. The fund had available realized losses of $1,400,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, and $1,149,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $182,558,000. At August 31, 2006, net unrealized depreciation of investment securities for tax purposes was $6,153,000, consisting of unrealized gains of $7,749,000 on securities that had risen in value since their purchase and $13,902,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $160,197,000 of investment securities and sold $33,588,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,501	179	1,729	76
Issued in Lieu of Cash Distributions	4	—	6	—
Redeemed[1]	(1,605)	(68)	(14)	(1)
Net Increase (Decrease)—Admiral Shares	2,900	111	1,721	75
ETF Shares
Issued	146,601	3,005	31,193	700
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(23,066)	(500)	—	—
Net Increase (Decrease)—ETF Shares	123,535	2,505	31,193	700

1	Net of redemption fees of $9,000 and $0.

Materials Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	119	119	2,477
Median Market Cap	$14.9B	$14.9B	$30.8B
Price/Earnings Ratio	17.3x	17.3x	17.4x
Price/Book Ratio	2.6x	2.6x	2.7x
Yield		2.0%	1.8%
Admiral Shares	1.7%
ETF Shares	1.8%
Return on Equity	14.3%	14.3%	17.8%
Earnings Growth Rate	17.7%	17.7%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Aluminum	6%
Commodity Chemicals	2
Construction Materials	4
Diversified Chemicals	22
Diversified Metals & Mining	7
Fertilizers & Agricultural Chemicals	7
Forest Products	4
Gold	5
Industrial Gases	8
Metal & Glass Containers	4
Paper Packaging	5
Paper Products	5
Precious Metals & Minerals	1
Specialty Chemicals	10
Steel	10

Ten Largest Holdings[3] (% of total net assets)

Dow Chemical Co.	8.0%
E.I. du Pont de Nemours & Co.	8.0
Monsanto Co.	5.5
Alcoa Inc.	5.4
Newmont Mining Corp. (Holding Co.)	5.0
Praxair, Inc.	4.0
Phelps Dodge Corp.	4.0
International Paper Co.	3.5
Nucor Corp.	3.3
Weyerhaeuser Co.	3.3
Top Ten	50.0%

1	MSCI US IMI/Materials.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Materials Index Fund ETF Shares Net Asset Value	16.11%	11.58%	$13,287
Materials Index Fund ETF Shares Market Price	16.32	11.62	13,301
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Materials	16.45	11.84	13,367

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Materials Index Fund Admiral Shares[2]	16.08%	10.14%	$127,953
MSCI US IMI/2500	8.91	7.65	120,693
MSCI US IMI/Materials	16.45	10.42	128,757

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Materials Index Fund ETF Shares Market Price	16.32%	33.01%
Materials Index Fund ETF Shares Net Asset Value	16.11	32.87
MSCI US IMI/Materials	16.45	33.67

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		20.49%	13.02%
Net Asset Value		20.44	13.03
Admiral Shares[2]	2/11/2004	20.43	11.51

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, February 11, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 65 for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Chemicals (49.6%)
	Dow Chemical Co.	225,755	8,608
	E.I. du Pont
	de Nemours & Co.	214,695	8,581
	Monsanto Co.	125,686	5,963
	Praxair, Inc.	75,347	4,326
	Air Products & Chemicals, Inc.	51,918	3,442
	PPG Industries, Inc.	38,593	2,445
	Ecolab, Inc.	44,325	1,976
	Rohm & Haas Co.	33,804	1,491
	Lyondell Chemical Co.	51,902	1,348
	Sigma-Aldrich Corp.	15,752	1,144
	Eastman Chemical Co.	19,071	1,000
	Ashland, Inc.	14,945	944
	International Flavors &
	Fragrances, Inc.	17,965	715
	Lubrizol Corp.	15,878	691
	Valspar Corp.	22,340	594
	Airgas, Inc.	16,343	585
	FMC Corp.	8,613	526
	RPM International, Inc.	27,485	517
	Albemarle Corp.	9,387	515
*	The Mosaic Co.	31,208	507
	Cytec Industries, Inc.	9,180	490
	Chemtura Corp.	55,730	484
	Celanese Corp. Series A	25,818	477
	Scotts Miracle-Gro Co.	11,114	477
	Cabot Corp.	14,025	466
*	Nalco Holding Co.	24,904	464
*	Huntsman Corp.	23,252	420
*	Hercules, Inc.	24,960	389
*	OM Group, Inc.	6,837	274
	H.B. Fuller Co.	13,636	262
	Olin Corp.	16,626	250
	Minerals Technologies, Inc.	4,634	241
	Sensient Technologies Corp.	10,264	207
	Georgia Gulf Corp.	7,542	200
	NewMarket Corp.	3,231	200
*	PolyOne Corp.	20,355	177
*	Symyx Technologies, Inc.	7,658	175
	MacDermid, Inc.	6,000	172
	Spartech Corp.	7,495	169
	Ferro Corp.	9,603	164
*	Terra Industries, Inc.	22,024	162
	CF Industries Holdings, Inc.	10,091	160
	Arch Chemicals, Inc.	5,440	151
*	W.R. Grace & Co.	14,632	149
	A. Schulman Inc.	6,060	143
	Westlake Chemical Corp.	4,537	136
*	Rockwood Holdings, Inc.	6,084	128
	Tronox Inc. Class B	5,229	67
	Tronox Inc.	4,232	54
	American Vanguard Corp.	3,584	54
*	Calgon Carbon Corp.	8,464	40
	NL Industries, Inc.	2,286	24
			53,344
Construction Materials (3.7%)
	Vulcan Materials Co.	23,441	1,843
	Martin Marietta Materials, Inc.	10,714	882
	Florida Rock Industries, Inc.	11,481	427
	Eagle Materials, Inc.	11,670	418
	Texas Industries, Inc.	5,399	253
*	Headwaters Inc.	9,865	218
			4,041
Containers & Packaging (8.5%)
	Temple-Inland Inc.	25,853	1,151
	Sealed Air Corp.	18,963	984
	Ball Corp.	23,154	934
*	Pactiv Corp.	33,199	887
	Bemis Co., Inc.	24,466	790
	Sonoco Products Co.	21,946	735
*	Crown Holdings, Inc.	38,985	717
*	Smurfit-Stone Container Corp.	59,160	674
*	Owens-Illinois, Inc.	35,742	542
	Packaging Corp. of America	19,354	448
	AptarGroup Inc.	8,214	423
	Silgan Holdings, Inc.	5,701	202
	Greif Inc. Class A	2,658	188
	Rock-Tenn Co.	7,690	149
	Myers Industries, Inc.	6,141	101
*	Graphic Packaging Corp.	22,954	89
	Chesapeake Corp. of Virginia	4,283	62
*	Caraustar Industries, Inc.	6,636	50
			9,126
Metals & Mining (29.2%)
	Alcoa Inc.	203,399	5,815
	Newmont Mining Corp.
	(Holding Co.)	104,668	5,364
	Phelps Dodge Corp.	47,568	4,257
	Nucor Corp.	72,690	3,552
	Freeport-McMoRan Copper &
	Gold, Inc. Class B	43,574	2,536
	United States Steel Corp.	25,380	1,476
	Allegheny Technologies Inc.	19,738	1,132
	Carpenter Technology Corp.	5,647	541
	Steel Dynamics, Inc.	10,205	539
	Commercial Metals Co.	23,201	501
*	Titanium Metals Corp.	18,950	489
	Reliance Steel &
	Aluminum Co.	14,112	462
*	Oregon Steel Mills, Inc.	8,361	403
*	Chaparral Steel Co.	5,305	379
	Cleveland-Cliffs Inc.	10,151	370
*	Aleris International Inc.	6,916	355
*	Coeur d’Alene Mines Corp.	63,871	347
*	AK Steel Corp.	25,446	321
	Worthington Industries, Inc.	16,425	314
	Quanex Corp.	8,740	300
*	RTI International Metals, Inc.	5,413	235
*	Apex Silver Mines Ltd.	12,487	208
	Compass Minerals
	International	7,474	200
*	Century Aluminum Co.	5,309	184
*	Hecla Mining Co.	27,410	178
	Schnitzer Steel Industries, Inc.
	Class A	5,210	165
	Metal Management, Inc.	5,663	145
	Gibraltar Industries Inc.	5,859	142
	Royal Gold, Inc.	4,626	138
	Ryerson Tull, Inc.	5,958	126
	AMCOL International Corp.	5,276	123
*	Stillwater Mining Co.	9,546	90
			31,387
Paper & Forest Products (9.1%)
	International Paper Co.	109,249	3,799
	Weyerhaeuser Co.	56,781	3,520
	MeadWestvaco Corp.	42,231	1,079
	Louisiana-Pacific Corp.	24,725	484
	Bowater Inc.	12,951	294
	Wausau Paper Corp.	10,565	144
	Glatfelter	9,127	131
	Deltic Timber Corp.	2,449	116
	Neenah Paper Inc.	3,431	115
*	Buckeye Technology, Inc.	7,868	64
	Schweitzer-Mauduit
	International, Inc.	3,297	63
			9,809
Total Investments (100.1%)
(Cost $106,371)			107,707
Other Assets and Liabilities (–0.1%)
Other Assets—Note B			250
Liabilities			(317)
			(67)
Net Assets (100%)			107,640

Materials Index Fund

At August 31, 2006, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	105,701
Undistributed Net Investment Income	1,285
Accumulated Net Realized Losses	(682)
Unrealized Appreciation	1,336
Net Assets	107,640

Admiral Shares—Net Assets
Applicable to 375,731 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,162
Net Asset Value Per Share—
Admiral Shares	$32.37

ETF Shares—Net Assets
Applicable to 1,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	95,478
Net Asset Value Per Share—
ETF Shares	$63.65

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Materials Index Fund

Statement of Operations

Year Ended August 31, 2006
($000)

Investment Income

Income

Dividends	1,966

Interest[1]	2

Total Income	1,968

Expenses

The Vanguard Group—Note B

Investment Advisory Services	15

Management and Administrative

Admiral Shares	16

ETF Shares	121

Marketing and Distribution

Admiral Shares	2

ETF Shares	18

Custodian Fees	8

Auditing Fees	20

Shareholders’ Reports

Admiral Shares	3

ETF Shares	4

Total Expenses	207

Net Investment Income	1,761

Realized Net Gain (Loss) on
Investment Securities Sold	362

Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,554

Net Increase (Decrease) in Net Assets
Resulting from Operations	7,677

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,761	694
Realized Net Gain (Loss)	362	4,347
Change in Unrealized Appreciation (Depreciation)	5,554	(5,049)
Net Increase (Decrease) in Net Assets Resulting from Operations	7,677	(8)
Distributions
Net Investment Income
Admiral Shares	(135)	(11)
ETF Shares	(871)	(390)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,006)	(401)
Capital Share Transactions—Note F
Admiral Shares	4,402	6,678
ETF Shares	39,604	29,307
Net Increase (Decrease) from Capital Share Transactions	44,006	35,985
Total Increase (Decrease)	50,677	35,576
Net Assets
Beginning of Period	56,963	21,387
End of Period[2]	107,640	56,963

1	Interest income from an affiliated company of the fund was $2,000.
2	Net Assets—End of Period includes undistributed net investment income of $1,285,000 and $530,000.

Materials Index Fund

Financial Highlights

Admiral Shares

	Year Ended		Feb. 11[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$28.34	$26.53	$26.14
Investment Operations
Net Investment Income	.672[2]	.48	.24
Net Realized and Unrealized Gain (Loss) on Investments	3.853	1.83	.15
Total from Investment Operations	4.525	2.31	.39
Distributions
Dividends from Net Investment Income	(.495)	(.50)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.495)	(.50)	—
Net Asset Value, End of Period	$32.37	$28.34	$26.53

Total Return[3]	16.08%	8.61%	1.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$7	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.13%	1.81%	1.93%[4]
Portfolio Turnover Rate[5]	13%	12%	8%

ETF Shares

	Year Ended		Jan. 26[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$55.70	$52.13	$49.48
Investment Operations
Net Investment Income	1.336[2]	.915	.58
Net Realized and Unrealized Gain (Loss) on Investments	7.582	3.630	2.07
Total from Investment Operations	8.918	4.545	2.65
Distributions
Dividends from Net Investment Income	(.968)	(.975)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.968)	(.975)	—
Net Asset Value, End of Period	$63.65	$55.70	$52.13

Total Return	16.11%	8.62%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$95	$50	$21
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[4]
Ratio of Net Investment Income to Average Net Assets	2.16%	1.83%	1.93%[4]
Portfolio Turnover Rate[5]	13%	12%	8%

1	Inception.
2	Calculated based on average shares outstanding.
3	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
4	Annualized.
5

Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units. See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $11,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $1,041,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $1,325,000 of ordinary income available for distribution. The fund had available realized losses of $656,000 to offset future net capital gains of $6,000 through August 31, 2014, and $650,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $106,397,000. Net unrealized appreciation of investment securities for tax purposes was $1,310,000, consisting of unrealized gains of $7,655,000 on securities that had risen in value since their purchase and $6,345,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $63,045,000 of investment securities and sold $18,240,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
	2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	6,115	188	6,863	228
Issued in Lieu of Cash Distributions	125	4	11	—
Redeemed[1]	(1,838)	(58)	(196)	(7)
Net Increase (Decrease)—Admiral Shares	4,402	134	6,678	221
ETF Shares
Issued	51,474	800	63,127	1,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(11,870)	(200)	(33,820)	(600)
Net Increase (Decrease)—ETF Shares	39,604	600	29,307	500

1	Net of redemption fees of $5,000 and $4,000.

Telecommunication Services Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	45	44	2,477
Median Market Cap	$21.1B	$73.7B	$30.8B
Price/Earnings Ratio	27.4x	22.4x	17.4x
Price/Book Ratio	2.6x	2.2x	2.7x
Yield		3.1%	1.8%
Admiral Shares	2.6%
ETF Shares	2.6%
Return on Equity	9.6%	11.8%	17.8%
Earnings Growth Rate	2.5%	2.6%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	32%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Alternative Carriers	7%
Integrated Telecommunication Services	64
Wireless Telecommunication Services	29

Ten Largest Holdings[3] (% of total net assets)

AT&T Inc.	18.8%
Verizon Communications Inc.	14.0
BellSouth Corp.	8.5
Sprint Nextel Corp.	5.4
Alltel Corp.	4.3
American Tower Corp. Class A	3.9
Qwest Communications International Inc.	3.7
Windstream Corp.	3.5
Crown Castle International Corp.	2.3
NII Holdings Inc.	2.3
Top Ten	66.7%

1	MSCI US IMI/Telecommunication Services.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Telecommunication Services Index Fund
ETF Shares Net Asset Value	21.49%	17.59%	$13,686
Telecommunication Services Index Fund
ETF Shares Market Price	22.11	17.76	13,724
MSCI US IMI/2500	8.91	12.04	12,462
MSCI US IMI/Telecommunication Services	20.81	14.05	12,900

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Telecommunication Services Index Fund Admiral Shares[2]	21.47%	18.21%	$127,965
MSCI US IMI/2500	8.91	8.76	113,170
MSCI US IMI/Telecommunication Services	20.81	16.01	124,472

Fiscal-Year Total Returns (%):

September 23, 2004–August 31, 2006

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Telecommunication Services Index Fund ETF Shares Market Price	22.11%	37.24%
Telecommunication Services Index Fund ETF Shares Net Asset Value	21.49	36.86
MSCI US IMI/Telecommunication Services	20.81	29.00

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		18.60%	15.87%
Net Asset Value		18.67	15.95
Admiral Shares[2]	3/11/2005	18.67	16.08

1	Inception dates are: for ETF Shares, September 23, 2004; for Admiral Shares, March 11, 2005.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 71 for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.1%)
Diversified Telecommunication Services (70.1%)
	Alternative Carriers (6.3%)
*	Level 3 Communications, Inc.	304,692	1,350
*	Time Warner Telecom Inc.	49,748	894
*	Broadwing Corp.	67,891	777
*	Cogent Communications
	Group, Inc.	73,763	684
*	Premiere Global Services, Inc.	80,001	624
*	Covad Communications
	Group, Inc.	386,919	588

	Integrated Telecommunication Services (63.8%)
	AT&T Inc.	469,134	14,604
	Verizon Communications Inc.	307,728	10,826
	BellSouth Corp.	161,834	6,590
*	Qwest Communications
	International Inc.	326,495	2,876
	Windstream Corp.	204,223	2,696
*	Embarq Corp.	36,074	1,701
	CenturyTel, Inc.	35,024	1,395
	Citizens Communications Co.	96,853	1,336
*	Cincinnati Bell Inc.	171,289	865
*	NeuStar, Inc. Class A	27,722	782
*	Cbeyond, Inc.	30,312	720
	Commonwealth Telephone
	Enterprises, Inc.	20,100	709
	FairPoint
	Communications, Inc.	41,987	686
	Iowa Telecommunications
	Services Inc.	33,462	650
	North Pittsburgh Systems, Inc.	25,597	639
*	General Communication, Inc.	49,797	633
	Consolidated Communications
	Holdings, Inc.	33,726	578
*	IDT Corp. Class B	38,025	543
	Surewest Communications	23,654	449

*	IDT Corp.	11,010	152
			54,347
Wireless Telecommunication Services (29.0%)
	Sprint Nextel Corp.	249,591	4,223
	Alltel Corp.	60,955	3,304
*	American Tower Corp.
	Class A	85,268	3,058
*	Crown Castle
	International Corp.	52,995	1,821
*	NII Holdings Inc.	34,002	1,814
*	SBA Communications Corp.	37,988	978
*	Leap Wireless
	International, Inc.	20,228	936
	USA Mobility, Inc.	35,036	801
*	Dobson
	Communications Corp.	114,138	784
*	U.S. Cellular Corp.	11,226	673
*	Syniverse Holdings Inc.	39,876	668
*	InPhonic, Inc.	93,498	662
*	@ Road, Inc.	139,757	661
	Telephone &
	Data Systems, Inc.	14,231	603
	Telephone &
	Data Systems, Inc.—
	Special Common Shares	14,281	585
	Centennial
	Communications Corp.
	Class A	65,001	305
*	Wireless Facilities, Inc.	131,295	288
*	Fibertower Corp.	29,820	232
*	Price Communications Corp.	6,297	115
			22,511
Total Common Stocks
(Cost $75,653)			76,858
Temporary Cash Investment (0.8%)
[1] Vanguard Market Liquidity
	Fund, 5.293%
	(Cost $556)	555,995	556
Total Investments (99.9%)
(Cost $76,209)			77,414
Other Assets and Liabilities (0.1%)
Other Assets—Note B			140
Liabilities			(28)
			112
Net Assets (100%)			77,526

At August 31, 2006, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	75,927
Undistributed Net Investment Income	1,250
Accumulated Net Realized Losses	(856)
Unrealized Appreciation	1,205
Net Assets	77,526

Admiral Shares—Net Assets
Applicable to 167,707 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,584
Net Asset Value Per Share—
Admiral Shares	$33.29

ETF Shares—Net Assets
Applicable to 1,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	71,942
Net Asset Value Per Share—
ETF Shares	$65.40

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	1,637
Interest[1]	6
Total Income	1,643
Expenses
The Vanguard Group—Note B
Investment Advisory Services	7
Management and Administrative
Admiral Shares	4
ETF Shares	74
Marketing and Distribution
Admiral Shares	—
ETF Shares	5
Custodian Fees	2
Auditing Fees	21
Shareholders’ Reports
Admiral Shares	—
ETF Shares	2
Total Expenses	115
Net Investment Income	1,528
Realized Net Gain (Loss) on
Investment Securities Sold	6,462
Change in Unrealized Appreciation
(Depreciation) of Investment Seurities	739
Net Increase (Decrease) in Net Assets
Resulting from Operations	8,729

Statement of Changes in Net Assets

		Sept. 23,
	Year Ended	2004[2] to
	Aug. 31,	Aug. 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	1,528	496
Realized Net Gain (Loss)	6,462	2,602
Change in Unrealized Appreciation (Depreciation)	739	466
Net Increase (Decrease) in Net Assets Resulting from Operations	8,729	3,564
Distributions
Net Investment Income
Admiral Shares	(28)	—
ETF Shares	(623)	(123)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(651)	(123)
Capital Share Transactions—Note F
Admiral Shares	4,372	783
ETF Shares	47,662	13,190
Net Increase (Decrease) from Capital Share Transactions	52,034	13,973
Total Increase (Decrease)	60,112	17,414
Net Assets
Beginning of Period	17,414	—
End of Period[3]	77,526	17,414

1	Interest income from an affiliated company of the fund was $6,000.
2	Inception.
3	Net Assets—End of Period includes undistributed net investment income of $1,250,000 and $373,000.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Year
	Ended	Mar. 11[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$28.18	$26.75
Investment Operations
Net Investment Income	.861[2,3]	.34[2]
Net Realized and Unrealized Gain (Loss) on Investments	5.041	1.09
Total from Investment Operations	5.902	1.43
Distributions
Dividends from Net Investment Income	(.792)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.792)	—
Net Asset Value, End of Period	$33.29	$28.18

Total Return[4]	21.47%	5.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%[5]
Ratio of Net Investment Income to Average Net Assets	3.28%[3]	2.70%[5]
Portfolio Turnover Rate[6]	32%	41%

ETF Shares
	Year	Sept. 23,
	Ended	2004[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005
Net Asset Value, Beginning of Period	$55.35	$49.50
Investment Operations
Net Investment Income	2.040[2,7]	1.30[2]
Net Realized and Unrealized Gain (Loss) on Investments	9.567	4.96
Total from Investment Operations	11.607	6.26
Distributions
Dividends from Net Investment Income	(1.557)	(.41)
Distributions from Realized Capital Gains	—	—
Total Distributions	(1.557)	(.41)
Net Asset Value, End of Period	$65.40	$55.35

Total Return	21.49%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$72	$17
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%[5]
Ratio of Net Investment Income to Average Net Assets	3.31%[7]	2.72%[5]
Portfolio Turnover Rate[6]	32%	41%

1	Inception.
2	Calculated based on average shares outstanding.
3	Net investment income per share and the ratio of net investment income to average net assets include $0.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.
4	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
7	Net investment income per share and the ratio of net investment income to average net assets include $0.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts

(included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $12,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $7,295,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash.

Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $1,270,000 of ordinary income available for distribution. The fund had available realized losses of $856,000 to offset future net capital gains of $29,000 through August 31, 2014, and $827,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $76,209,000. Net unrealized appreciation of investment securities for tax purposes was $1,205,000, consisting of unrealized gains of $3,669,000 on securities that had risen in value since their purchase and $2,464,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August, 31, 2006, the fund purchased $159,185,000 of investment securities and sold $106,558,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended		September 23, 2004[1]
	August 31, 2006		to August 31, 2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,536	144	783	29
Issued in Lieu of Cash Distributions	28	1	—	—
Redeemed[2]	(192)	(6)	—	—
Net Increase (Decrease)—Admiral Shares	4,372	139	783	29
ETF Shares
Issued	139,818	2,300	40,420	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(92,156)	(1,500)	(27,230)	(500)
Net Increase (Decrease)—ETF Shares	47,662	800	13,190	300

1	Inception.
2	Net of redemption fees of $2,000 and $0.

Utilities Index Fund

Fund Profile

As of August 31, 2006

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	89	89	2,477
Median Market Cap	$14.0B	$14.0B	$30.8B
Price/Earnings Ratio	17.9x	17.9x	17.4x
Price/Book Ratio	2.1x	2.1x	2.7x
Yield		3.2%	1.8%
Admiral Shares	2.8%
ETF Shares	2.9%
Return on Equity	14.1%	14.1%	17.8%
Earnings Growth Rate	5.4%	5.4%	16.7%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	9%	—	—
Expense Ratio		—	—
Admiral Shares	0.28%
ETF Shares	0.25%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Electric Utilities	40%
Gas Utilities	8
Independent Power Producers & Energy Traders	13
Multi-Utilities	38
Water Utilities	1

Ten Largest Holdings[3] (% of total net assets)

Exelon Corp.	7.4%
Duke Energy Corp.	6.7
TXU Corp.	5.2
Dominion Resources, Inc.	5.0
Southern Co.	4.6
FirstEnergy Corp.	3.4
Public Service Enterprise Group, Inc.	3.2
FPL Group, Inc.	3.1
Entergy Corp.	2.9
PG&E Corp.	2.7
Top Ten	44.2%

1	MSCI US IMI/Utilities.
2	MSCI US IMI/2500.
3	“Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2006

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2006		of a $10,000
	One Year	Since Inception[1]	Investment
Utilities Index Fund ETF Shares Net Asset Value	10.52%	19.07%	$15,727
Utilities Index Fund ETF Shares Market Price	10.53	19.08	15,731
MSCI US IMI/2500	8.91	7.62	12,098
MSCI US IMI/Utilities	10.65	19.30	15,808

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Utilities Index Fund Admiral Shares[2]	10.48%	21.12%	$156,593
MSCI US IMI/2500	8.91	9.66	124,092
MSCI US IMI/Utilities	10.65	21.38	157,397

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2006

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2006
		Cumulative
		Since
	One Year	Inception
Utilities Index Fund ETF Shares Market Price	10.53%	57.31%
Utilities Index Fund ETF Shares Net Asset Value	10.52	57.27
MSCI US IMI/Utilities	10.65	58.08

Average Annual Total Returns: Periods Ended June 30, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		5.74%	16.88%
Net Asset Value		5.76	16.90
Admiral Shares[2]	4/28/2004	5.74	18.83

1	Inception dates are: for ETF Shares, January 26, 2004; for Admiral Shares, April 28, 2004.
2	Total returns do not reflect the 2% fee assessed on redemptions of shares held less than one year. Note: See Financial Highlights tables on page 77 for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2006

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Electric Utilities (39.6%)
	Exelon Corp.	283,973	17,317
	Southern Co.	315,310	10,806
	FirstEnergy Corp.	140,155	7,997
	FPL Group, Inc.	163,189	7,254
	Entergy Corp.	88,359	6,861
	American Electric
	Power Co., Inc.	167,385	6,106
	Edison International	131,523	5,740
	PPL Corp.	161,683	5,654
	Progress Energy, Inc.	102,121	4,527
*	Allegheny Energy, Inc.	69,411	2,897
	Pepco Holdings, Inc.	80,916	2,054
	Pinnacle West Capital Corp.	42,123	1,935
*	Reliant Energy, Inc.	130,213	1,753
	Northeast Utilities	65,211	1,487
	DPL Inc.	51,632	1,435
*	Sierra Pacific Resources	93,888	1,385
	Great Plains Energy, Inc.	33,777	1,031
	Hawaiian Electric
	Industries Inc.	34,451	945
	Westar Energy, Inc.	37,002	903
	IDACORP, Inc.	18,176	698
	Duquesne Light Holdings, Inc.	33,284	655
	Cleco Corp.	24,372	608
	UniSource Energy Corp.	14,896	514
	ALLETE, Inc.	10,914	501
*	El Paso Electric Co.	20,563	492
	UIL Holdings Corp.	9,889	361
	Otter Tail Corp.	11,873	358
	MGE Energy, Inc.	8,684	292
	Empire District Electric Co.	12,503	283
	ITC Holdings Corp.	5,627	192
			93,041
	Gas Utilities (8.1%)
	Questar Corp.	36,355	3,146
	ONEOK, Inc.	47,358	1,812
	Equitable Resources, Inc.	48,641	1,793
	National Fuel Gas Co.	34,069	1,300
	Energen Corp.	29,666	1,295
	AGL Resources Inc.	33,095	1,204
	Southern Union Co.	40,379	1,116
	UGI Corp. Holding Co.	44,723	1,109
	Atmos Energy Corp.	34,495	993
	Piedmont Natural Gas, Inc.	32,479	847
	Nicor Inc.	18,873	824
	Peoples Energy Corp.	16,326	692
	WGL Holdings Inc.	20,691	643
	New Jersey Resources Corp.	11,891	591
	Southwest Gas Corp.	16,993	573
	Northwest Natural Gas Co.	11,739	449
	South Jersey Industries, Inc.	12,390	359
	The Laclede Group, Inc.	8,583	280
			19,026
Independent Power Producers &
Energy Traders (12.8%)
	TXU Corp.	184,371	12,207
*	AES Corp.	279,737	5,942
	Constellation Energy
	Group, Inc.	76,041	4,569
*	Mirant Corp.	101,249	2,933
*	NRG Energy, Inc.	55,313	2,801
*	Dynegy, Inc.	167,973	1,041
	Black Hills Corp.	14,117	491
	Ormat Technologies Inc.	5,295	193
			30,177
Multi-Utilities (38.5%)
	Duke Energy Corp.	526,847	15,805
	Dominion Resources, Inc.	147,660	11,797
	Public Service Enterprise
	Group, Inc.	106,855	7,482
	PG&E Corp.	150,101	6,294
	Sempra Energy	99,084	4,926
	Consolidated Edison Inc.	104,438	4,825
	Ameren Corp.	87,258	4,673
	Xcel Energy, Inc.	172,305	3,584
	DTE Energy Co.	75,542	3,153
	KeySpan Corp.	74,348	3,048
	NiSource, Inc.	115,876	2,453
	Wisconsin Energy Corp.	49,714	2,138
	SCANA Corp.	46,635	1,928
	Alliant Energy Corp.	49,912	1,826
	CenterPoint Energy Inc.	119,001	1,720
	MDU Resources Group, Inc.	68,819	1,686
	Energy East Corp.	62,712	1,521
	NSTAR	45,391	1,495
	OGE Energy Corp.	38,547	1,436
	TECO Energy, Inc.	88,652	1,398
*	CMS Energy Corp.	93,984	1,376
Puget Energy, Inc.	49,275	1,115
Vectren Corp.	32,382	892
WPS Resources Corp.	17,138	881
PNM Resources Inc.	27,768	796
* Aquila, Inc.	158,951	728
NorthWestern Corp.	15,106	526
Avista Corp.	20,751	503
CH Energy Group, Inc.	6,696	329
		90,334
Water Utilities (0.9%)
Aqua America, Inc.	56,078	1,329
California Water
Service Group	7,436	283
American States Water Co.	7,149	275
SJW Corp.	5,837	177
		2,064
Total Investments
(Cost $214,140)		234,642
Other Assets and Liabilities (0.1%)
Other Assets—Note B		1,392
Liabilities		(1,174)
		218
Net Assets (100%)		234,860

At August 31, 2006, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	214,451
Undistributed Net Investment Income	1,189
Accumulated Net Realized Losses	(1,282)
Unrealized Appreciation	20,502
Net Assets	234,860

Admiral Shares—Net Assets
Applicable to 1,425,895 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	52,007
Net Asset Value Per Share—
Admiral Shares	$36.47

ETF Shares—Net Assets
Applicable to 2,516,005 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	182,853
Net Asset Value Per Share—
ETF Shares	$72.68

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2006
($000)
Investment Income
Income
Dividends	5,526
Interest[1]	12
Security Lending	5
Total Income	5,543
Expenses
The Vanguard Group—Note B
Investment Advisory Services	25
Management and Administrative
Admiral Shares	52
ETF Shares	159
Marketing and Distribution
Admiral Shares	7
ETF Shares	29
Custodian Fees	72
Auditing Fees	21
Shareholders’ Reports
Admiral Shares	30
ETF Shares	10
Total Expenses	405
Net Investment Income	5,138
Realized Net Gain (Loss) on
Investment Securities Sold	1,881
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,794
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,813

Statement of Changes in Net Assets

	Year Ended August 31,
	2006	2005
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	5,138	2,117
Realized Net Gain (Loss)	1,881	4,948
Change in Unrealized Appreciation (Depreciation)	8,794	9,476
Net Increase (Decrease) in Net Assets Resulting from Operations	15,813	16,541
Distributions
Net Investment Income
Admiral Shares	(1,331)	(121)
ETF Shares	(3,232)	(2,283)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(4,563)	(2,404)
Capital Share Transactions—Note F
Admiral Shares	19,104	27,773
ETF Shares	79,989	39,518
Net Increase (Decrease) from Capital Share Transactions	99,093	67,291
Total Increase (Decrease)	110,343	81,428
Net Assets
Beginning of Period	124,517	43,089
End of Period[2]	234,860	124,517

1	Interest income from an affiliated company of the fund was $12,000.
2	Net Assets—End of Period includes undistributed net investment income of $1,189,000 and $614,000.

Utilities Index Fund

Financial Highlights

Admiral Shares

	Year Ended		Apr. 28[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$34.03	$26.70	$25.03
Investment Operations
Net Investment Income	1.080[2]	.972[2]	.36
Net Realized and Unrealized Gain (Loss) on Investments[3]	2.378	7.623	1.31
Total from Investment Operations	3.458	8.595	1.67
Distributions
Dividends from Net Investment Income	(1.018)	(1.265)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.018)	(1.265)	—
Net Asset Value, End of Period	$36.47	$34.03	$26.70

Total Return[4]	10.48%	32.87%	6.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$52	$30	$1
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.28%[5]
Ratio of Net Investment Income to Average Net Assets	3.26%	3.34%	3.82%[5]
Portfolio Turnover Rate[6]	9%	7%	7%

ETF Shares

	Year Ended		Jan. 26[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2006	2005	2004
Net Asset Value, Beginning of Period	$67.80	$53.14	$49.64
Investment Operations
Net Investment Income	2.214[2]	2.036[2]	1.11
Net Realized and Unrealized Gain (Loss) on Investments[7]	4.704	15.115	2.39
Total from Investment Operations	6.918	17.151	3.50
Distributions
Dividends from Net Investment Income	(2.038)	(2.491)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(2.038)	(2.491)	—
Net Asset Value, End of Period	$72.68	$67.80	$53.14

Total Return	10.52%	32.93%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$183	$95	$43
Ratio of Total Expenses to Average Net Assets	0.25%	0.26%	0.28%[5]
Ratio of Net Investment Income to Average Net Assets	3.29%	3.36%	3.82%[5]
Portfolio Turnover Rate[6]	9%	7%	7%

1	Inception.
2	Calculated based on average shares outstanding.
3	Includes increases from redemption fees of $.04, $.00, and $.00.
4	Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.
5	Annualized.
6	Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
7	Includes increases from redemption fees of $.06, $.01, and $.00.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares (formerly known as VIPER Shares). Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2006, the fund had contributed capital of $18,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2006, the fund realized $3,073,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2006, the fund had $1,266,000 of ordinary income available for distribution. The fund had available realized losses of $1,243,000 to offset future net capital gains of $62,000 through August 31, 2013, $62,000 through August 31, 2014, and $1,119,000 through August 31, 2015.

At August 31, 2006, the cost of investment securities for tax purposes was $214,178,000. Net unrealized appreciation of investment securities for tax purposes was $20,464,000, consisting of unrealized gains of $21,214,000 on securities that had risen in value since their purchase and $750,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2006, the fund purchased $126,511,000 of investment securities and sold $26,687,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2006		2005
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	31,057	924	28,295	864
Issued in Lieu of Cash Distributions	1,186	36	112	4
Redeemed[1]	(13,139)	(404)	(634)	(20)
Net Increase (Decrease)—Admiral Shares	19,104	556	27,773	848
ETF Shares
Issued	93,087	1,316	64,154	1,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(13,098)	(200)	(24,636)	(400)
Net Increase (Decrease)—ETF Shares	79,989	1,116	39,518	600

1	Net of redemption fees of $200,000 and $12,000.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (the "Funds") at August 31, 2006, and the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 12, 2006

Special 2006 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2006, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend
Index Fund	Income ($000)
Consumer Discretionary	218
Consumer Staples	1,105
Energy	2,652
Financials	1,639
Health Care	2,373
Industrials	226
Information Technology	204
Materials	1,006
Telecommunication Services	651
Utilities	4,563

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Consumer Discretionary	100.0%
Consumer Staples	100.0
Energy	100.0
Financials	89.1
Health Care	100.0
Industrials	100.0
Information Technology	100.0
Materials	100.0
Telecommunication Services	100.0
Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2006. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2006
	One	Since
	Year	Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	–1.99%	2.14%
Returns After Taxes on Distributions	–2.07	2.07
Returns After Taxes on Distributions and Sale of Fund Shares	–1.18	1.83

Consumer Staples ETF
Returns Before Taxes	11.91%	9.26%
Returns After Taxes on Distributions	11.71	9.02
Returns After Taxes on Distributions and Sale of Fund Shares	7.98	7.88

Energy ETF
Returns Before Taxes	12.31%	30.14%
Returns After Taxes on Distributions	12.15	30.00
Returns After Taxes on Distributions and Sale of Fund Shares	8.18	26.02

Financials ETF
Returns Before Taxes	15.82%	8.61%
Returns After Taxes on Distributions	15.39	8.25
Returns After Taxes on Distributions and Sale of Fund Shares	10.69	7.30

Health Care ETF
Returns Before Taxes	4.71%	4.41%
Returns After Taxes on Distributions	4.60	4.35
Returns After Taxes on Distributions and Sale of Fund Shares	3.20	3.76

Industrials ETF
Returns Before Taxes	11.08%	11.91%
Returns After Taxes on Distributions	10.95	11.79
Returns After Taxes on Distributions and Sale of Fund Shares	7.37	10.19

Information Technology ETF
Returns Before Taxes	2.11%	–1.94%
Returns After Taxes on Distributions	2.08	–2.02
Returns After Taxes on Distributions and Sale of Fund Shares	1.41	–1.64

Materials ETF
Returns Before Taxes	16.11%	11.58%
Returns After Taxes on Distributions	15.83	11.37
Returns After Taxes on Distributions and Sale of Fund Shares	10.81	9.94

Telecommunication Services ETF
Returns Before Taxes	21.49%	17.59%
Returns After Taxes on Distributions	20.99	17.28
Returns After Taxes on Distributions and Sale of Fund Shares	14.48	15.03

Utilities ETF
Returns Before Taxes	10.52%	19.07%
Returns After Taxes on Distributions	10.02	18.58
Returns After Taxes on Distributions and Sale of Fund Shares	7.41	16.43

1

For Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials and Utilities, January 26, 2004; for Energy, Industrials and Telecommunication Services, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The adjacent table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include the 2% fee assessed on redemptions of Admiral Shares held for less than one year. If the fee were applied to your account, your costs would be higher. The funds do not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Based on actual fund return
Six months ended August 31, 2006[1]
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2006	8/31/2006	Period[2]
Consumer Discretionary	Admiral	$1,000.00	$971.25	$1.39
	ETF	1,000.00	971.57	1.24
Consumer Staples	Admiral	$1,000.00	$1,090.26	$1.48
	ETF	1,000.00	1,090.11	1.32
Energy	Admiral	$1,000.00	$1,079.14	$1.47
	ETF	1,000.00	1,079.10	1.31
Financials	Admiral	$1,000.00	$1,037.90	$1.44
	ETF	1,000.00	1,038.24	1.28
Health Care	Admiral	$1,000.00	$1,007.20	$1.42
	ETF	1,000.00	1,007.20	1.26
Industrials	ETF	$1,000.00	$993.69	$1.26
Information Technology	Admiral	$1,000.00	$957.24	$1.38
	ETF	1,000.00	957.22	1.23
Materials	Admiral	$1,000.00	$1,016.97	$1.42
	ETF	1,000.00	1,016.94	1.27
Telecommunication Services	Admiral	$1,000.00	$1,095.79	$1.48
	ETF	1,000.00	1,096.03	1.32
Utilities	Admiral	$1,000.00	$1,093.03	$1.48
	ETF	1,000.00	1,093.32	1.32

Based on hypothetical 5% yearly return
Six months ended August 31, 2006[1]
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2006	8/31/2006	Period[2]
Consumer Discretionary	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Consumer Staples	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Energy	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Financials	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Health Care	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Industrials	ETF	$1,000.00	$1,023.95	$1.28
Information Technology	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Materials	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Telecommunication Services	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28
Utilities	Admiral	$1,000.00	$1,023.79	$1.43
	ETF	1,000.00	1,023.95	1.28

1	This table does not include data for funds or share classes of funds with fewer than six months of history.
2

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for the Consumer Discretionary Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Consumer Staples Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Energy Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Financials Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Health Care Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.25% for the Industrials Index ETF Shares; 0.28% for the Information Technology Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Materials Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Telecommunication Services Index Fund Admiral Shares and 0.25% for the ETF Shares; 0.28% for the Utilities Index Fund Admiral Shares and 0.25% for the ETF Shares. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

81

Trustees Approve Advisory Arrangement

The board of trustees of the Vanguard U.S. Sector Index Funds has approved the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon its most recent evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management over both short- and long-term periods and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ performance, including some of the data considered by the board, can be found in the Performance Summary pages of this report.

Cost

The funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the

Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board of trustees concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of
Trustee since May 1987;	the Board, Chief Executive Officer, and Director/Trustee of The
Chairman of the Board and	Vanguard Group, Inc., and of each of the investment companies
Chief Executive Officer	served by The Vanguard Group.
142 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore
Trustee since January 2001	Partners (pro bono ventures in education); Senior Advisor to
142 Vanguard Funds Overseen	Greenwich Associates (international business strategy
consulting); Successor Trustee of Yale University; Overseer
of the Stern School of Business at New York University;
Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman
Trustee since December 2001[2]	and Chief Executive Officer of Rohm and Haas Co. (chemicals);
142 Vanguard Funds Overseen	Board Member of the American Chemistry Council;
Director of Tyco International, Ltd. (diversified manufac-
turing and services) since 2005;Trustee of Drexel
University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the
Trustee since July 2006	University of Pennsylvania since 2004; Professor in the School of Arts
142 Vanguard Funds Overseen	and Sciences, Annenberg School for Communication, and Graduate
School of Education of the University of Pennsylvania since 2004; Provost
(2001-2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990-2004), Princeton University;
Director of Carnegie Corporation of New York since 2005 and of
Schuylkill River Development Corporation and Greater Philadelphia
Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate
Trustee since July 1998	Vice President and Chief Global Diversity Officer since 2006
142 Vanguard Funds Overseen	Vice President and Chief Information Officer (1997–2005),
and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University
Medical Center at Princeton and Women’s Research and
Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking, Harvard Business
142 Vanguard Funds Overseen	School since 2000; Senior Associate Dean, Director of Faculty
Recruiting, and Chair of Finance Faculty, Harvard Business
School; Director and Chairman of UNX, Inc. (equities trading firm)
since 2003; Director of registered investment companies advised by
Merrill Lynch Investment Managers and affiliates (1985-2004), Genbel
Securities Limited (South African financial services firm) (1999-2003),
Gensec Bank (1999-2003), Sanlam, Ltd. (South African insurance company)
(2001-2003), and Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer, and Director of NACCO
142 Vanguard Funds Overseen	Industries, Inc.(forklift trucks/housewares/lignite); Director of
Goodrich Corporation (industrialproducts/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
142 Vanguard Funds Overseen	(chemicals);Director of Cummins Inc. (diesel engines), MeadWestvaco
Corp. (packing products),and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver
Educational Foundation.

Executive Officers [1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Trustee since July 2005	Managing Director since July 2006, General Counsel since July 2005, and
142 Vanguard Funds Overseen	Secretary of Vanguard and of each of the investment companies served by The Vanguard Group since July 2005; Principal of The Vanguard Group, Inc.
(1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Principal of the Vanguard Group, Inc.; Treasurer of each of the investment
142 Vanguard Funds Overseen	companies served by the Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State
   Tax-ExemptFunds.

   More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

This page intentionally left blank.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Vanguard ETF
and the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
The funds or securities referred to herein that are offered
Institutional Investor Services > 800-523-1036	by The Vanguard Group and track an MSCI index are not
sponsored, endorsed, or promoted by MSCI, and MSCI bears no
liability with respect to any such funds or securities. For
such funds or securities, the prospectus or the Statement
of Additional Information contains a more detailed
description of the limited relationship MSCI has with
The Vanguard Group.

Text Telephone > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2006 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4830 102006

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2006: $272,000
Fiscal Year Ended August 31, 2005: $245,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended August 31, 2006: $2,347,620
Fiscal Year Ended August 31, 2005: $2,152,740

(b)     Audit-Related Fees.

Fiscal Year Ended August 31, 2006: $530,000
Fiscal Year Ended August 31, 2005: $382,200

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended August 31, 2006: $101,300
Fiscal Year Ended August 31, 2005: $98,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended August 31, 2006: $0
Fiscal Year Ended August 31, 2005: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2006: $101,300
Fiscal Year Ended August 31, 2005: $98,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants. The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 ("Exchange Act"). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant's audit committee members are: Charles D. Ellis, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	October 18, 2006

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	October 18, 2006

* By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.